SEMI-ANNUAL REPORT
AS OF JUNE 30, 1998

 . PACIFIC SELECT FUND

                                                       [LOGO OF
                                                    PACIFIC SELECT
                                                        FUND]

                              PACIFIC SELECT FUND


Dear Shareholders:

  We are pleased to share with you the Pacific Select Fund (the "Fund") Semi-annual Report dated June 30, 1998. The Fund is the underlying investment vehicle for variable life insurance policies and variable annuity contracts offered by Pacific Life Insurance Company ("Pacific Life").

  Pacific Life, as adviser to the Fund ("the Adviser"), engaged other firms to serve as Portfolio Managers under Pacific Life's supervision for twelve of the Portfolios of the Fund. The Adviser, with input from each of these Portfolio Managers, has prepared the attached discussion of the results for each Portfolio for the period from January 1, 1998 to June 30, 1998 and the anticipated outlook for the last six months of 1998.

  Pacific Investment Management Company ("PIMCO") serves as Portfolio Manager for the Managed Bond Portfolio and the Government Securities Portfolio. Capital Guardian Trust Company ("Capital Guardian") serves as Portfolio Manager for the Growth Portfolio. Alliance Capital Management L.P. ("Alliance Capital") serves as Portfolio Manager for the Aggressive Equity Portfolio. Columbus Circle Investors ("CCI") served as Portfolio Manager for the Aggressive Equity Portfolio through April 30, 1998. Janus Capital Corporation ("Janus") serves as Portfolio Manager for the Growth LT Portfolio. J.P. Morgan Investment Management Inc. ("JPMIM") serves as Portfolio Manager for the Equity Income Portfolio and the Multi-Strategy Portfolio. Goldman Sachs Asset Management ("Goldman Sachs") serves as Portfolio Manager for the Equity Portfolio and the Bond and Income Portfolio. Greenwich Street Advisors, a division of Smith Barney Mutual Funds Management Inc. ("Greenwich") served as Portfolio Manager for the Equity Portfolio and the Bond and Income Portfolio through April 30, 1998. Bankers Trust Company ("Bankers Trust") serves as Portfolio Manager for the Equity Index Portfolio. Morgan Stanley Asset Management Inc. ("Morgan Stanley") serves as Portfolio Manager for the International Portfolio. Blairlogie Capital Management ("Blairlogie") serves as Portfolio Manager for the Emerging Markets Portfolio.

  We look forward to continued growth in assets in 1998 and beyond.

Sincerely,


/s/ THOMAS C. SUTTON
---------------------
Thomas C. Sutton
Chairman and President
Pacific Select Fund

                  PACIFIC SELECT FUND PERFORMANCE DISCUSSION


MONEY MARKET PORTFOLIO
------------------------

  The total return for the Money Market Portfolio for the six months ended June 30, 1998 was 2.63%**. This compares favorably against IBC's Money Market Institutional Averages return of 2.52%*. The yield, measured during the 7-day period ending June 30, 1998, was 5.49%**.

  In keeping with its stance of the last fifteen months, Federal Reserve policymakers held the Federal Funds rate steady at 5.50% after its July 1, 1998 meeting. Rate stability occurred despite signs of increasing demand and first quarter growth, which doubled Fed forecasts. During the second quarter, the 30-year government bond yield reached an all time low and consumer confidence reached an all time high. However, we believe that growth will slow in the second half of the year. The impact of the financial crisis in Asia will likely trim U.S. growth, lessening fears of increases in domestic inflation and future tightening by the Federal Reserve.

  During the first half of the year, 30-day commercial paper rates held firm with the stable Federal Funds rate, starting at a year-to-date low of 5.44%, rallying to near

__________________
* All indices are unmanaged. Sources for indices: AIM(TM) Asset Investment Management software, Micropal, Inc., Portland, Oregon.

** The return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The returns and 7-day yield do not include deductions at the separate account or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract. Past performance is not predictive of future performance.

5.50% by March and staying consistently in the 5.48% to 5.53% range throughout the 6-month period. Three-month Treasury bill yields began the year at 5.34%, lowering to 4.97% by the end of May and stabilizing just below its average of 5.13% by mid-year.

  In keeping with our expectation of stable-to-falling interest rates, the Portfolio's average maturity will be longer than the Index going forward. This will allow current, more favorable rates to be active in the Portfolio for longer periods of time. Additionally, a slight increase in allocation to asset-backed commercial paper should provide enhanced yield. When compared with traditional commercial paper of similar maturity, Pacific Life believes asset-backed commercial paper can provide additional yield.

HIGH YIELD BOND PORTFOLIO
-------------------------

  The total return for the High Yield Bond Portfolio for the six months ended June 30, 1998 was 2.76%** compared with 4.31%* for the First Boston High Yield Bond Index and 4.17%* for the Lehman Brothers Government/Corporate Bond Index.

  The year-to-date underperformance of the Portfolio was primarily due to weak first quarter results attributable to the Portfolio's exposure to Southeast Asia, as well as to the strong performance of the lower credit tier of the high yield bond market (the Portfolio is primarily invested in the middle and upper credit tiers). While the Portfolio underperformed its benchmark in the second quarter, it experienced strong improvement by outperforming its benchmark for the months of May and June combined. The same factors that negatively affected performance in the first quarter carried over into April. Improved performance results in May and June can be attributed to reduced Portfolio exposure in Southeast Asia, outperformance in the middle and upper credit tiers of the high yield bond market versus the lower tier, and lower exposures to some underperforming cyclical sectors of the market.

  The high yield bond market lagged other fixed income sectors (with the exception of emerging markets) in the second quarter, but has outperformed year-to-date. Although inflows into high yield bond mutual funds continued to be strong, the supply of new high yield bond issues in the second quarter exceeded demand leading to spread widening. According to First Boston, new high yield bond issuance through June 30, 1998 was over $100 billion, which is on track to overtake last year's record of $138 billion. As measured by the First Boston High Yield Bond Index, spreads widened 0.38% in the second quarter from an average spread of 3.78% on March 31, 1998 to 4.16% on June 30, 1998.

  With the spread widening in the second quarter, the attractiveness of high yield bonds has increased relative to other fixed income securities. In addition, economic growth remains steady and inflation is low, which are both positive for high yield bonds. Also, mutual funds, insurance companies and collateralized bond obligations (CBOs) continue to support the high yield market. However, Pacific Life believes credit selection will be more important in the second half of 1998, and intends to scrutinize lower quality issues closely to identify undervalued securities with upgrade potential for the Portfolio.

MANAGED BOND AND GOVERNMENT SECURITIES PORTFOLIOS
-------------------------------------------------

  The Managed Bond Portfolio returned 4.07%** for the six months ended June 30, 1998 versus the Lehman Brothers Government/Corporate Bond Index return of 4.17%*. The Government Securities Portfolio returned 3.98%** for the six months ended June 30, 1998 compared with the 4.18%* return of the Lehman Brothers Government Bond Index.

  Interest rates were relatively unchanged for longer maturities in the first quarter; however, rates on intermediate term issues did drop slightly for the same period, resulting in a flattening yield curve. Concerns about Asia and the pace of U.S. corporate profit growth prompted a flight to quality in the second quarter, resulting in lower yields for all maturities of U.S. Treasury debt.
The benchmark thirty-year Treasury bond yield fell to 5.63% at June 30, 1998 versus 5.92% at year-end 1997.

  A higher-than-index duration was beneficial to both Portfolios in the second quarter as interest rates fell. PIMCO reported that the Managed Bond Portfolio benefited from opportunities found in higher-yielding corporate bonds, mortgage pass-throughs, and a small position in currency-hedged non-U.S. securities. Mortgage pass-throughs provided yield premiums and price gains relative to Treasury issues while corporate bonds continued to fare well amid strong economic growth. The performance of the Government Securities Portfolio benefited from holdings in

__________________
* All indices are unmanaged. Sources for indices: AIM(TM) Asset Investment Management software, Micropal, Inc., Portland, Oregon.

** The return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The returns do not include deductions at the separate account or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract. Past performance is not predictive of future performance.

pass-through mortgage securities as well as collateralized mortgage obligations. The Government Securities Portfolio's short-term adjustable-rate mortgage holdings added yield while intermediate-term maturities added value.

  For the remainder of 1998, PIMCO expects the financial crisis in Asia to slow the U.S. economy as exports fall and significantly cheaper Asian imports rise. Inflation is expected to remain subdued due to pressure from cheap imports and excess global capacity. In addition, plunging commodity and high technology prices coupled with intense corporate price competition, should more than offset rising wages. In this environment, PIMCO expects that mortgage securities will be more attractive than overvalued corporate bonds, although the Managed Bond Portfolio will continue to hold a small amount of below-investment grade bonds due to their generous yields.

GROWTH PORTFOLIO
----------------

  The Growth Portfolio's total return for the six months ended June 30, 1998 was 5.94%** versus 4.93%* for the Russell 2000 Index and 17.71%* for the Standard & Poor's 500 Total Return Index ("S&P 500 Index").

  The bull market that began in the summer of 1982, then suffered a severe but short-lived setback in the fourth quarter of 1987, continues to astonish investors. Since the summer of 1982 most of the major indices are up significantly. Most of the market gains occurred during the first quarter of 1998 as the stock market staged a recovery from the Asian financial crisis of the fourth quarter of 1997. However, in the second quarter of 1998 the Asian crisis reclaimed the front pages of newspapers as the government of Indonesia collapsed. The result in the stock market was not surprising - any company doing a significant portion of its business in Asia or with Asian customers was marked-down, as was any company selling a commodity for which the pricing is dependent on demand from Asia.

  Sectors in the Portfolio that were hurt by the Asian crisis included semiconductor makers and their suppliers. The rest of the technology sector - especially Internet related stocks - did quite well as did most commodity makers. The Growth Portfolio had exposure to these sectors, which negatively impacted performance. The price of a wide range of commodities - from gold, copper, steel, polyethylene, pulp, linerboard, newsprint, oil and DRAM chips to chicken, pork and beef - have been depressed by the inability of Asian customers to finance their usual purchases. The stocks of producers of these commodities and suppliers to these producers have not done well. Stocks that have done well are large capitalization stocks characterized as being unaffected by Asia. This has extended a trend that has not been helpful to the Portfolio - the outperformance of large capitalization stocks versus smaller stocks.

  In the first six months of 1998, large capitalization stocks, as measured by the S&P 500 Index, were up 17.71%, and the very largest stocks, as measured by the 100 largest companies of the S&P 500, were up 21.2%, which was well above the 4.93%* return for the Russell 2000 Index for the same period. This is a continuation of a trend of small capitalization stock underperformance that began during 1994. After nearly 4 years of underperformance, the Russell 2000 Index now trades at a price-to-earnings ratio discount to the S&P 500 Index (its longer term average is to trade at about a 30% price to earnings ratio premium over the S&P 500 Index) and has a yield almost as high as the S&P 500 Index (its longer term average is to yield about 33% less than the S&P 500 Index). The Russell 2000 Index is, relative to the S&P 500 Index, as good a bargain as Capital Guardian has ever seen.

  Looking ahead, Capital Guardian continues to be optimistic about the long-term prospects for the market, especially for smaller capitalization firms. The problems in Asia have helped keep the U.S. economy from overheating, allowing interest rates to continue to fall through the first half of 1998, supporting higher price to earnings ratios. Capital Guardian does not believe the problems of Asia will be fixed overnight, and in their opinion the market has fully discounted those firms' direct impact from Asia. Additional negative surprises from Asia will probably be limited to firms whose Asian dependence is several steps removed from the source and thus not yet recognized. Capital Guardian's in-depth, company-by-company research has allowed it to find enough attractive individual investments to keep the Portfolio fully invested.

AGGRESSIVE EQUITY PORTFOLIO
---------------------------

  For the six months ended June 30, 1998, the Aggressive Equity Portfolio returned 13.11%**
__________________
* All indices are unmanaged. Sources for indices: AIM(TM) Asset Investment Management software, Micropal, Inc., Portland, Oregon.

** The return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The returns do not include deductions at the separate account or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract. Past performance is not predictive of future performance.

compared with a 4.93%* return for the Russell 2000 Index and a 17.71%* return for the S&P 500 Index. Alliance Capital assumed investment management responsibilities for the Portfolio on May 1, 1998.

  The performance of the U.S. economy in the first half of 1998 was recently characterized by the chairman of the Federal Reserve as the best in fifty years. In a phrase, the United States experienced strong growth and low inflation. This environment was, ironically, aided by the tremendous economic weakness experienced in Japan and the rest of Asia. When one considers the length of the U.S. economic expansion, the high level of corporate profit margins, and concerns regarding the effects of Asia on specific companies' profits, investors have attached quite high valuations to certain large companies perceived to be insulated from these concerns.

  During the first half of 1998, the Aggressive Equity Portfolio was impacted by both what securities it held, and what it did not hold. The broad market has been intensely focused on a small group of large capitalization companies, such as Microsoft and General Electric. The Portfolio's objective is not to own the large capitalization companies, but rather to concentrate on small and medium capitalization companies. Taking this into account, the Portfolio's first half performance when compared to the Russell 2000 Index, an index of small and medium capitalization companies, is impressive. Alliance Capital views the performance divergence between the very large capitalization companies and virtually all other companies as a near-term frustration which could provide a source of significant opportunity for the Portfolio in the future.

  Alliance Capital's investment process makes a judgment about the future through their conviction that investment value is created through the dynamics of changing industry and company prospects. Alliance Capital strives to identify companies with both favorable secular growth prospects and a management team able to exploit the opportunity and develop a favorable competitive position. The research conducted ultimately manifests itself in the selection of companies for Portfolio investment which have the potential for earnings and/or cash flow growth outside consensus expectations. Currently, it believes such opportunities include cable television and broadcasting, a number of financial services companies, and technology companies.

  The Portfolio benefited from companies with a fairly exclusive domestic revenue and cost base and which have performed well and met investors' earnings expectations. On the other hand, Portfolio holdings which have reported disappointing earnings, often due to Asia-related problems, have been severely reduced in price.

  Alliance Capital believes that the stock valuation and performance gap between very large companies and those small and mid capitalization companies owned in the Aggressive Equity Portfolio will be closed. This process should occur when investors become somewhat more confident that global economic growth is more balanced and not particularly dependent on the U.S. While timing is unclear, the question is not whether but when.

GROWTH LT PORTFOLIO
-------------------

  For the six months ended June 30, 1998, the total return for the Growth LT Portfolio was 30.53%** versus a 5.66%* return for the Russell 2500 Index and a 17.71%* return for the S&P 500 Index.

  Janus reports that at June 30, 1998, the Growth LT Portfolio's asset allocation was 90.6% in domestic stocks, 5.8% in foreign stocks, and 3.6% in cash and equivalents. In addition, over 40% of the Portfolio was invested in companies with capitalizations of less than $10 billion, with an average weighted market capitalization of $34.3 billion.

  Domestic equities posted impressive gains during the first four months of 1998, against a backdrop of strong economic growth, continued low inflation, and moderate improvement in Asia. Markets encountered renewed volatility in May and June, amid mounting concerns over Asia and related uncertainty surrounding corporate profits. This volatility caused a number of stocks to lose ground. However, equities proved resilient and managed to end the second quarter with a strong rally, sparked by a significant drop in long-term interest rates and a resurgent technology sector. Large capitalization, blue chip stocks led the advance, as foreign investors favored the perceived stability and liquidity of these larger issues. However, with earnings growth becoming more scarce amid the Asian crosswinds, it is Janus' view that companies that can
__________________
* All indices are unmanaged. Sources for indices: AIM(TM) Asset Investment Management software, Micropal, Inc., Portland, Oregon.

** The return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The returns do not include deductions at the separate account or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract. Past performance is not predictive of future performance.

consistently meet their numbers will be rewarded, regardless of their size.

  While the Portfolio has posted strong results since the first of the year, several issues came alive at the end of the second quarter to bolster overall returns. As a result, the Portfolio continued to outperform the market. The Portfolio reflects Janus' commitment to a variety of investment themes, particularly technology, pharmaceuticals, cable, and financial services. Key technology positions all appreciated, as investors recognized the value of these companies' dominant franchises, compelling products, and promising earnings potential. Pharmaceutical stocks advanced on impressive market share gains by the introduction of new drugs. Portfolio performance also benefited from strong appreciation by cable stocks. The outlook for the cable industry remains very positive, as providers start to generate free cash flow and transform themselves into conduits for voice, data, and video traffic.

  Looking ahead, Asia's economic difficulties contribute an element of uncertainty to global markets. On the positive side, Asia's slowdown has been an effective brake on the global economy and has helped keep domestic inflation in check. As a result, domestic interest rates remain at very low levels, which is expected to provide support for equity prices. In this economic environment, Janus remains optimistic regarding the outlook for Portfolio performance, as many holdings experience robust growth and remain untouched from Asia's downturn. Janus' superior research team remains committed to finding promising individual companies for the Portfolio with strong fundamentals and positive earnings potential.

EQUITY INCOME AND MULTI-STRATEGY PORTFOLIOS
-------------------------------------------

  The total return for the Equity Income Portfolio for the six months ended June 30, 1998 was 15.55%** compared to the S&P 500 Index return of 17.71%*. The Multi-Strategy Portfolio returned 10.43%** for the six months ended June 30, 1998 compared to the 17.71%* return of the S&P 500 Index and the 3.93%* return of the Lehman Brothers Aggregate Bond Index.

  U.S. stock markets rose to new highs during the first three months of 1998 amid weaker bond prices and a stabilizing dollar. Though the impact of Asian economic woes on the U.S. economy remained uncertain, the U.S. market dismissed fears of a worst case scenario. Defensive sectors, such as consumer stable and utilities, gave back much of their 1997 fourth quarter outperformance while economically sensitive sectors, like retail, technology, and consumer cyclical rallied decisively. The S&P 500 Index finished the first quarter up 13.95%, fueling the urgency of debate over the sustainability of current valuation levels. U.S. equity market returns continued to be dominated by the "Nifty Fifty" (the 50 largest capitalization stocks of the S&P 500 Index) as these stocks rose 14.3% for the same period while the other 450 stocks in the S&P 500 Index appreciated 13.5%. This group's outperformance during the first quarter was particularly noteworthy in that market earnings growth expectations for the Nifty Fifty were lower than for the overall market.

  Despite a second wave of bad news from Asia and an apparent slowdown in corporate profit growth, the S&P 500 rose 3.76% in the second quarter, bringing its year-to-date gain to 17.71%*. Trading was choppy as investors weighed signs of strength in the domestic economy and related concerns that the Federal Reserve might raise interest rates against a deepening crisis in Asia. The market gained momentum during the latter half of June as pre-announced earnings disappointments proved less widespread than had previously been anticipated. Amid turmoil resulting from the Asian economic crisis, basic industry stocks were among the hardest hit. As recovery in the Asian markets appears distant, near term earnings uncertainty for basic industry stocks is extremely high. During 1998, stock selection among retail and technology stocks detracted from the Equity Income Portfolio's overall performance. However, JPMIM has identified for the Portfolio a handful of companies in this sector whose stocks have declined disproportionately to their longer-term earnings and cash flow prospects providing potential value to the Portfolio.

  As JPMIM views stocks overvalued relative to bonds, the Multi-Strategy Portfolio continues to underweight its equity holdings allocating 54% in stocks, 41% in bonds, and 5% in cash, deviating from a normal allocation of 60% stocks and 40% bonds. Within fixed income, allocations to corporate bonds, emerging market debt, and asset-backed securities were reduced. In addition, below investment grade exposures across sectors were also reduced. The equity portion of the Multi-Strategy Portfolio and the Equity
__________________
* All indices are unmanaged. Sources for indices: AIM(TM) Asset Investment Management software, Micropal, Inc., Portland, Oregon.

** The return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The returns do not include deductions at the separate account or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract. Past performance is not predictive of future performance.

Income Portfolio performed similarly during the time period.

  JPMIM believes that growth in corporate profits seems unlikely to rebound to 1997 levels in view of softened global demand, a stronger dollar, domestic capacity growth, and increasing wage pressures. Thus, JPMIM's current forecast calls for the recent slow-down in operating earnings growth to persist during the next several quarters. Going forward, JPMIM will continue its strategy of using fundamental research to identify stocks that are undervalued relative to their long-term ability to grow earnings and generate cash flow.

EQUITY PORTFOLIO
----------------

  The Equity Portfolio's total return for the six months ended June 30, 1998 was 23.89%** which compared favorably to the Russell 1000 Growth Index return of 20.38%* and the S&P 500 Index return of 17.71%* for the same period. Goldman Sachs assumed management responsibilities for the Portfolio on May 1, 1998.

  The Portfolio was positioned during the first quarter to take advantage of some strong industry fundamentals in areas such as telecommunications, pharmaceuticals, the Internet and financial services. This led to strong first quarter 1998 performance, in which the Portfolio's total return equaled 16.83%**.

  Goldman Sachs utilizes a model which considers three investment themes: value,
momentum, and low risk.   Of the three themes evaluated by the model, the
Portfolio had an above-average tilt towards value-oriented securities after Goldman Sachs took over. As intended, the model's stock-picking ability drove the performance. Stock selection had the largest impact on returns; industry exposures and factor tilts remained fairly modest, contributing relatively less to the Portfolio's returns since May 1, 1998.

  The Portfolio's sector exposures deviate slightly from those of the Russell 1000 Growth Index. Goldman Sachs overweighted positions in the finance and the air transportation sectors. The most underweighted sectors are banks and energy/utilities. These differences are the result of a bottom-up process, not the result of an explicit top-down decision to overweight or underweight any given sector. The Portfolio is fully invested in stocks. The sector representation continues to resemble the S&P 500 Index, while the Portfolio's risk characteristics such as price-to-earnings and price-to-book ratios, as intended, are slightly lower than the Index. Other risk characteristics such as beta and yield mirror the equity market.

  Currently, equity valuations are significantly higher than average due to the large difference between the return on capital and the cost of capital. Goldman Sachs believes that profit margins in both the United States and Europe will sustain a higher level over the current cycle than they have done in previous cycles. Although profit margins in the United States and Europe are close to previous cyclical peaks, some of this margin improvement reflects the changing mix of companies in the indices over time. Equity market indices today are dominated by larger capitalization, higher margin companies to a far greater degree than they were 10 years ago. Two near-term risks to the valuation picture are that a significant and prolonged slowdown in global economic activity would undermine returns to capital, and potentially more worrying, is a meaningful rise in global bond yields. The trigger for this could be deteriorating inflation expectations in the United States and/or a weaker dollar. Although Goldman Sachs is sanguine about bonds in the medium term their forecasts show a rise in global bond yields over the next 12 months.

  As for market valuations, Goldman Sachs expects some decline in the difference between return on capital and cost of capital going forward. This would probably mean lower valuations on equities. However, as long as return on capital is sustained close to current levels, earnings growth should be sufficient for equity returns to exceed bonds.

BOND AND INCOME PORTFOLIO
-------------------------

  For the six months ended June 30, 1998, the total return for the Bond and Income Portfolio was 4.87%** versus the 5.74%* return of the Lehman Brothers Long-Term Government/Corporate Bond Index and the 3.93%* return of the Lehman Brothers Aggregate Bond Index. Goldman Sachs assumed management responsibilities for the Portfolio on May 1, 1998.

  The first quarter of 1998 was characterized by stronger than expected economic growth. The expected weakness due to the Asian crisis had yet to flow through to the United States. Long-term U.S. government bond yields finished the first quarter essentially unchanged from the beginning of the year.

__________________
* All indices are unmanaged. Sources for indices: AIM(TM) Asset Investment Management software, Micropal, Inc., Portland, Oregon.

** The return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The returns do not include deductions at the separate account or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract. Past performance is not predictive of future performance.

The 1998 first quarter return for the Portfolio equaled 0.96%**, which trailed the Lehman Brothers Long-Term Government/Corporate Bond Index return of 1.43%*.

  During a period of relatively low volatility and low trading volume in domestic fixed income markets, Goldman Sachs began investing the Portfolio. In this environment, Goldman Sachs was able to position the Portfolio attractively relative to the Index.

  In the U.S., conflicting influences on the economy contributed to keeping the bond market largely range-bound, though still with a positive bias in terms of
price.   The tightening of the labor market and the threat of rising wage pressures has remained the major area of worry for the Federal Reserve in recent months. Looking ahead, Goldman Sachs believes the impact of the situation in Asia and a continuing unwinding of the inventory overhang should slow the economy in the near-term. The Fed is likely to stay on hold for some time to come, a view that Goldman Sachs believes is fully reflected in market prices.

  Keeping in mind the current economic backdrop, Goldman Sachs believes mortgages now offer value despite lower yields and increased refinancing risk. The Portfolio has added to its aggregate sector position in both lower coupon issues (believed to currently offer the most attractive risk/reward profile in the mortgage market) and premium coupon issues (to take advantage of recent price declines). Despite having increased the Portfolio's exposure to mortgage holdings, Goldman Sachs remains only cautiously optimistic, as they believe that loan prepayments and an increasing supply of loans could put pressure on the mortgage market.

  As corporate spreads widened, Goldman Sachs added to the Portfolio's corporate exposure, especially in longer duration cable/media paper. Goldman Sachs continues to position the Portfolio very close to the duration exposure of the corporate sector of the Index and expects corporate spreads to remain volatile for the next few months.

  In most sectors of the asset-backed securities market, price spreads widened due primarily to heavy quarter-end issuance and spread weakness in the corporate markets. Spreads were unchanged, however, in the 7 to 10 year sectors of the home equity and manufactured housing markets. In general, asset-backed securities are attractively priced at current levels and spreads should firm as dealers trim inventories during the early weeks of the third quarter.

EQUITY INDEX PORTFOLIO
----------------------

  For the six months ending June 30, 1998, the total return for the Equity Index Portfolio was 17.54%** versus the 17.71%* return of the S&P 500 Index. This Portfolio seeks to replicate the performance of the S&P 500 Index.

  The first quarter of 1998 boasted strong returns across all domestic equity market capitalization classes. The Dow Jones Industrial Average ("Dow Jones") came close to the 9000 mark and the S&P 500 crossed the 1000 mark at the beginning February. Despite negative news for technology stocks, stronger than anticipated earnings expectations for Microsoft helped to carry this sector to a solid finish for the first quarter. Reversing the trend from 1997, large cap growth stocks outperformed large cap value stocks for the first quarter of 1998: technology (+20.67%), consumer cyclical (+19.69%) and communication services (+17.47%) were the strongest performing sectors. Weakest performing sectors included transportation (-9.74%), utilities (-5.62%) and energy (-5.51%) for the same period.

  Most of the major market indices had a bumpy run during the second quarter of 1998, due in part to continued volatility in the Asian and Eastern European markets. Toward the end of April, fears of a Fed tightening at the May 19, 1998 meeting sparked a huge drop in the S&P 500, but a lower than expected employment cost index helped the S&P 500 rebound on April 30, 1998. Stocks were down in May, due in large part to volatility in the technology sector. However, the General Motors strike helped calm expectations of a Fed tightening at the end of June, which helped the stocks rebound during the month. Having spent the greater portion of the second quarter above the 9,000 mark, the Dow Jones lost steam and finished off June below that mark, due in part to profit warnings. Continuing the trend from the first quarter, large growth stocks outperformed large value stocks for the second quarter of 1998. Technology (+8.40%), consumer cyclical (+7.76%) and healthcare (+7.73%), were among the top performing sectors during the second quarter. Weaker performing sectors included basic materials (-2.43%), communication services (-3.68%), and transportation (-7.42%).

__________________
* All indices are unmanaged. Sources for indices: AIM(TM) Asset Investment Management software, Micropal, Inc., Portland, Oregon.

** The return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The returns do not include deductions at the separate account or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract. Past performance is not predictive of future performance.

  Looking ahead to the second half of 1998 and 1999, Bankers Trust views a rock-solid U. S. monetary policy as a recipe for range-bound fixed-income markets. Stable interest rates in turn should provide some support for equities. In the
U. S., though, stocks face the prospect of more moderate earnings growth as the economy slows and rising labor costs squeeze margins. Market participants will keep a close eye on Asian developments, especially Japan, whose recovery is key for the entire region. It probably will take some hard-hitting actions by Tokyo, rather than merely announcing plans, to convince investors that the country is moving along the right track. Once the perception of the Asian crisis shifts to a more positive note, however, both the U.S. bond market (immediately) and stock market (only a bit later) could experience volatility as investors begin to weigh the likelihood of a shift to a tighter monetary policy. European markets will likely weaken in sympathy, though most -- especially in the periphery countries -- will likely outperform U.S. investments.

INTERNATIONAL PORTFOLIO
-----------------------

  The International Portfolio's total return for the six months ended June 30, 1998 was 15.39%** versus 15.93%* for the Morgan Stanley Capital International Europe, Austria, and Far East Index ("EAFE Index").

  During the first half of 1998 Morgan Stanley continued to increase the Portfolio's exposure to Europe based on the belief that fears of an Asian induced slowdown there were overdone and that the European Monetary Union ("EMU") would enhance growth prospects for the region. Morgan Stanley moved from a slightly underweighted to a neutral position such that European holdings now make up about the same 74% of the Portfolio as they do for the Index. The Portfolio remained underweighted in Japan with a 14% position versus 21% for the Index. In Asia, the Portfolio has an underweighted position as well, with a 3%
holding versus 5% for the Index.   This allocation leaves the Portfolio with
about a 9% unallocated cash position, which Morgan Stanley believes is appropriate given current market volatility.

  After an extraordinary start in the first quarter, international equity markets slowed somewhat in the second quarter. The tone for the second quarter was set by European markets, which had set records in the first quarter, but were less impressive in the second. The drag on performance came from the Far East where Asia (excluding Japan) suffered through another round of the "Asian flu" and Japan experienced its own bout of currency weakness.

  The European markets rose dramatically in the first quarter, easing in the second quarter, but nonetheless posting healthy gains. Europe continues to benefit from the stability of its markets and the perception of favorable economic prospects, including finalization of the EMU.

  Investors in Japanese equities endured another difficult period in the second quarter as the MSCI Japan Index posted a -4.5% return in U.S. dollar terms for the quarter. This dropped the year-to-date return for the Index in U.S. dollar terms to -2.5%. Market participants' disappointment at the lack of leadership on the part of Japanese policy-makers prompted the selling of both Japanese equity securities and currency. The ruling party's unwillingness to confront the nation's problems in a meaningful way led to a loss of confidence on the part of investors, resulting in a run on the yen during the second quarter that saw the Japanese currency depreciate by over 13% versus the U.S. dollar. During that same period the Nikkei 225 Index of Japanese stocks fell 11%. In mid-June the U.S. Federal Reserve intervened in the currency markets along with the Bank of Japan to support the yen, stabilizing markets. The first half of the year ended without a clearly defined policy response from Japan, so there is still cause for concern in the second half of the year.

  Aside from Japan, the markets of Asia were down 17.4% for the first half of 1998 in U.S. dollar terms. A second major downturn in Asian markets in a year was the result of fears that a free-fall in the Japanese currency would lead to another round of currency devaluations throughout the region. It is widely felt that the region will never experience significant economic expansion until Japan, the engine of growth, revives.

  While the International Portfolio enjoyed an absolute return of 15.39%** for the first half of this year, this was not quite enough to match the EAFE Index, which was up 15.93%. Morgan Stanley's regional allocation, underweighted in Asia and Japan, helped performance. The Portfolio's allocations to Europe were roughly neutral versus the benchmark, though a heavier commitment to Europe would have enhanced
__________________
* All indices are unmanaged. Sources for indices: AIM(TM) Asset Investment Management software, Micropal, Inc., Portland, Oregon.

** The return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The returns do not include deductions at the separate account or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract. Past performance is not predictive of future performance.

performance. Sector selection negatively impacted performance, particularly in Europe, as Morgan Stanley underweighted the bank and insurance sectors, which were among the stronger performers. Style also hurt performance as growth stocks outperformed the Portfolio's value stocks.

  Going forward, Europe still appears to offer the most attractive investment potential and Morgan Stanley anticipates moving to an overweighted position there. The Portfolio will maintain its underweighted positions in Japan and Asia pending the implementation of the proper government policies necessary to bolster regional economic growth.

EMERGING MARKETS PORTFOLIO
--------------------------

  For the six months ended June 30, 1998, the Emerging Markets Portfolio returned -12.98%** versus the -18.87* return of the Morgan Stanley Capital International Emerging Markets Free Index ("MSCI EMF Index").

  The first quarter was characterized by significantly more stability than might have been expected after the marked decline of the fourth quarter of 1997. The MSCI EMF Index rose 6.19%* against the Emerging Markets Portfolio performance of 2.47%** for the first quarter of 1998.

  The second quarter had a distinct "flight to quality" bias. There was capital flight from Asia, with global equity investors flying mainly to what was perceived to be the more solid continental European markets. With continuing financial and political mayhem, virtually all the gains made in Asia in the first quarter were given back with a vengeance. Though negative, the Emerging Markets Portfolio's return of -15.07%** for the second quarter clearly exceeded the return of the MSCI EMF Index of -23.60%*.

  The first quarter rally in Asia faded and died, as the second quarter proved worse for Asia's emerging markets. The departure of President Suharto was a positive step for Indonesia, but there seemed little daylight elsewhere as currencies fell in a spate of competitive devaluations. While Chinese currency remained stable, the major risk in the region today is that China could let its currency slide, potentially leading to further competitive devaluations and a global deflationary spiral. In Blairlogie's experience, markets and economic common sense tend to prevail, even if they are not obvious at the time. In Blairlogie's view, it is difficult to support arguments about good value in Asian stocks until the profits outlook stabilizes and opt to avoid further investment in Asia during the second quarter.

  Latin America experienced poor performance in the first and second quarter. Despite its economic recovery in 1997, the region has had to react in 1998 to the damaging effects of El Nino, the Asian recession, and a global collapse in commodity prices. Blairlogie believes that the wave of selling in smaller markets like Peru, Chile and Venezuela, have now discounted the imminent risks, and that these countries provide opportunities in the longer term. OPEC's agreement on supplies should stabilize oil prices in the coming months while any sign of sounder economic policies in Japan would improve investor sentiment towards Chile and Peru. During the second quarter of 1998 there was very little Portfolio activity and Blairlogie's allocation to the region remained slightly overweight at around 42% of assets.

  Smaller European markets turned out to be a refuge for investors in a relative sense. Blairlogie believes that an upturn in Europe's major economies should mean insulation and even positive surprises for profits; however, two big threats loomed during the second quarter of 1998 - the runs on both the Russian ruble and the South African rand. Both situations were driven by events in Asia, which had pushed down global prices of oil and precious metals, thereby robbing these governments of much-needed revenues. Insufficient foreign reserves mean that intervention will be ineffective and only a clear and direct program of fiscal reform will ease the panic. The Portfolio is below the Index in both countries, but remains heavily committed to the rest of the region, most notably Turkey, Israel, Hungary and Poland. In the case of Poland, Blairlogie added to the Portfolio's allocation during the quarter.


                          __________________________


__________________
* All indices are unmanaged. Sources for indices: AIM(TM) Asset Investment Management software, Micropal, Inc., Portland, Oregon.

** The return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The returns do not include deductions at the separate account or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract. Past performance is not predictive of future performance.

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 1998 (UNAUDITED)
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                     HIGH                         GOVERN-
                                                                    MONEY           YIELD          MANAGED         MENT
                                                                    MARKET           BOND            BOND        SECURITIES
                                                                  PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                                 -----------------------------------------------------------
ASSETS
Investments at value ........................................     $479,170        $355,057        $690,083        $160,531
Cash ........................................................            1           3,738              24               5
Receivables:
   Dividends and interest ...................................          716           7,158           6,318           1,182
   Fund shares sold .........................................       17,075             221             348               5
   Securities sold ..........................................                        9,972          12,401           4,566
   Other receivables ........................................                                          202              53
Forward foreign currency contracts appreciation .............                                                           13
Variation margin ............................................                                          264              42
Organization costs ..........................................
                                                                 -----------------------------------------------------------
TOTAL ASSETS ................................................      496,962         376,146         709,640         166,397
                                                                 -----------------------------------------------------------
LIABILITIES
Payables:
   Fund shares redeemed .....................................                            5              45             424
   Securities purchased .....................................                        9,424          99,913          26,503
   Accrued advisory fees ....................................          152             181             294              68
   Accrued custodian fees and recordkeeping fees ............           27              12              17               5
   Accrued other ............................................           13               8               5               1
Forward foreign currency contracts depreciation .............
                                                                 -----------------------------------------------------------
TOTAL LIABILITIES ...........................................          192           9,630         100,274          27,001
                                                                 -----------------------------------------------------------
NET ASSETS ..................................................     $496,770        $366,516        $609,366        $139,396
                                                                 -----------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in capital .............................................     $496,796        $367,007        $592,691        $136,533
Accumulated undistributed net investment loss ...............          (26)            (20)             (5)            (16)
Accumulated undistributed net realized gain (loss) ..........                       (4,680)         10,426           1,896
Net unrealized appreciation (depreciation) on investments and
   assets and liabilities in foreign currencies .............                        4,209           6,254             983
                                                                 -----------------------------------------------------------
NET ASSETS ..................................................     $496,770        $366,516        $609,366        $139,396
                                                                 -----------------------------------------------------------
Shares of beneficial interest outstanding of $.001 par value        49,415          37,553          54,668          13,024
                                                                 -----------------------------------------------------------
NET ASSETS PER SHARE ........................................      $10.053          $9.760         $11.147         $10.703
                                                                 -----------------------------------------------------------

                                                                                                AGGRESSIVE       GROWTH
                                                                                 GROWTH          EQUITY            LT
                                                                                PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                                           -----------------------------------------------
ASSETS
Investments at value ........................................                    $277,892        $172,544        $947,998
Cash ........................................................                           7              19              18
Receivables:
   Dividends and interest ...................................                          46             180              81
   Fund shares sold .........................................                         128             251             259
   Securities sold ..........................................                       1,509           1,198          12,659
   Other receivables ........................................
Forward foreign currency contracts appreciation .............
Variation margin ............................................
Organization costs ..........................................                                          15               1
                                                                           -----------------------------------------------
TOTAL ASSETS ................................................                     279,582         174,207         961,016
                                                                           -----------------------------------------------
LIABILITIES
Payables:
   Fund shares redeemed .....................................                          19                             450
   Securities purchased .....................................                         683           1,038           1,320
   Accrued advisory fees ....................................                         144             106             551
   Accrued custodian fees and recordkeeping fees ............                           4              19              62
   Accrued other ............................................                           4               5              12
Forward foreign currency contracts depreciation .............                                                         197
                                                                           -----------------------------------------------
TOTAL LIABILITIES ...........................................                         854           1,168           2,592
                                                                           -----------------------------------------------
NET ASSETS ..................................................                    $278,728        $173,039        $958,424
                                                                           -----------------------------------------------
NET ASSETS CONSIST OF:
Paid-in capital .............................................                    $219,438        $151,450        $685,052
Accumulated undistributed net investment loss ...............                         (68)            (83)           (561)
Accumulated undistributed net realized gain (loss) ..........                      14,166          24,338          61,518
Net unrealized appreciation (depreciation) on investments and
   assets and liabilities in foreign currencies .............                      45,192          (2,666)        212,415
                                                                           -----------------------------------------------
NET ASSETS ..................................................                    $278,728        $173,039        $958,424
                                                                           -----------------------------------------------
Shares of beneficial interest outstanding of $.001 par value                       11,773          13,681          44,357
                                                                           -----------------------------------------------
NET ASSETS PER SHARE ........................................                     $23.674         $12.648         $21.607
                                                                           -----------------------------------------------

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
JUNE 30, 1998 (UNAUDITED)
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                  EQUITY          MULTI-                         BOND AND
                                                                  INCOME         STRATEGY         EQUITY          INCOME
                                                                 PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                                 ---------------------------------------------------------
ASSETS
Investments at value...........................................  $1,067,754      $ 473,195       $ 423,876       $ 144,954
Cash...........................................................                                                        180
Receivables:
   Dividends and interest......................................       1,158          3,123             213           1,442
   Fund shares sold............................................         606            167             273             131
   Securities sold.............................................       9,100          6,701                             406
   Other receivables...........................................                         15
Forward foreign currency contracts appreciation................                        332                              88
Variation margin...............................................                         10                              50
Organization costs.............................................
                                                                 ---------------------------------------------------------
TOTAL ASSETS...................................................   1,078,618        483,543         424,362         147,251
                                                                 ---------------------------------------------------------

LIABILITIES
Payables:
   Fund shares redeemed........................................         130            313             295             229
   Securities purchased........................................       9,973          9,661                             815
   Accrued advisory fees.......................................         558            248             216              69
   Accrued custodian fees and recordkeeping fees...............          39             25              13               8
   Accrued other...............................................          13             10               5               4

Forward foreign currency contracts depreciation................
Variation margin...............................................                                         77
                                                                 ---------------------------------------------------------
TOTAL LIABILITIES..............................................      10,713         10,257             606           1,125
                                                                 ---------------------------------------------------------
NET ASSETS.....................................................  $1,067,905      $ 473,286       $ 423,756       $ 146,126
                                                                 ---------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in capital................................................  $  872,101      $ 416,666       $ 289,427       $ 134,565
Accumulated undistributed net investment income (loss).........         (17)           (21)            335              35
Accumulated undistributed net realized gain (loss).............      88,513         25,892          93,684           6,101
Net unrealized appreciation (depreciation) on investments and
   assets and liabilities in foreign currencies................     107,308         30,749          40,310           5,425
                                                                 ---------------------------------------------------------
NET ASSETS.....................................................  $1,067,905      $ 473,286       $ 423,756       $ 146,126
                                                                 ---------------------------------------------------------
Shares of beneficial interest outstanding of $.001 par value...      42,468         28,842          15,193          11,110
                                                                 ---------------------------------------------------------
NET ASSETS PER SHARE...........................................  $   25.146      $  16.409       $  27.892       $  13.153
                                                                 =========================================================
                                                                        EQUITY          INTER-          EMERGING
                                                                        INDEX          NATIONAL         MARKETS
                                                                       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                                      ------------------------------------------
ASSETS
Investments at value................................................  $1,247,620       $ 988,510       $ 107,156
Cash................................................................           1           1,330             471
Receivables:
   Dividends and interest...........................................       1,190           3,792             438
   Fund shares sold.................................................         557              25             410
   Securities sold..................................................       5,848           1,671              55
   Other receivables................................................                           9               1
Forward foreign currency contracts appreciation.....................                       2,097
Variation margin....................................................
Organization costs..................................................                                          15
                                                                      ------------------------------------------
TOTAL ASSETS........................................................   1,255,216         997,434         108,546
                                                                      ------------------------------------------
LIABILITIES
Payables:
   Fund shares redeemed.............................................         834           6,227
   Securities purchased.............................................      27,034           2,927           2,202
   Accrued advisory fees............................................         158             681              97
   Accrued custodian fees and recordkeeping fees....................          61             266              88
   Accrued other....................................................          15              17               6

Forward foreign currency contracts depreciation.....................                                           1
Variation margin....................................................         248
                                                                      ------------------------------------------
TOTAL LIABILITIES...................................................      28,350          10,118           2,394
                                                                      ------------------------------------------
NET ASSETS..........................................................  $1,226,866       $ 987,316       $ 106,152
                                                                      ------------------------------------------
NET ASSETS CONSIST OF:
Paid-in capital.....................................................  $  875,034       $ 849,399       $ 128,019
Accumulated undistributed net investment income (loss)..............         (13)          9,671             686
Accumulated undistributed net realized gain (loss)..................       3,540          35,514          (7,421)
Net unrealized appreciation (depreciation) on investments and
   assets and liabilities in foreign currencies.....................     348,305          92,732         (15,132)
                                                                      ------------------------------------------
NET ASSETS..........................................................  $1,226,866       $ 987,316       $ 106,152
                                                                      ------------------------------------------
Shares of beneficial interest outstanding of $.001 par value........      41,160          56,934          12,904
                                                                      ------------------------------------------
NET ASSETS PER SHARE................................................  $   29.807       $  17.341       $   8.226
                                                                      ==========================================

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED JUNE 30, 1998 (UNAUDITED)
(IN THOUSANDS)

                                                                                HIGH                         GOVERN-
                                                                  MONEY         YIELD         MANAGED         MENT
                                                                  MARKET          BOND          BOND        SECURITIES
                                                                 PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
                                                                 ------------------------------------------------------
INVESTMENT INCOME
Dividends, net of foreign taxes withheld.......................                  $   134
Interest.......................................................  $  12,719        14,429       $ 15,879       $ 3,921
Other..........................................................                      359             42            13
                                                                 ------------------------------------------------------
Total Investment Income........................................     12,719        14,922         15,921         3,934
                                                                 ------------------------------------------------------
EXPENSES
Advisory fees..................................................        848         1,024          1,587           396
Custodial fees.................................................         27            18             33             8
Recordkeeping fees.............................................         44            33             52            14
Trustees fees..................................................          3             2              3             1
Legal fees.....................................................          3             1              4             1
Printing expenses..............................................         12             6              9             2
Insurance expenses.............................................          5             2              3             1
Other..........................................................         11             3              5             1
                                                                 ------------------------------------------------------
Total Expenses.................................................        953         1,089          1,696           424
                                                                 ------------------------------------------------------
NET INVESTMENT INCOME (LOSS)...................................     11,766        13,833         14,225         3,510
                                                                 ------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from security transactions............                   (4,674)         7,977           927
Net realized gain from futures contracts.......................                                   3,062         1,085
Net realized foreign exchange gain (loss)......................                                    (535)           (7)
                                                                 ------------------------------------------------------
Net Realized Gain (Loss) on Investments and
   Foreign Currency Transactions...............................                   (4,674)        10,504         2,005
                                                                 ------------------------------------------------------
Net unrealized appreciation (depreciation) on investments......                       21         (3,481)         (340)
Net unrealized appreciation on futures contracts...............                                     726           170
Net unrealized foreign exchange loss...........................                                    (352)         (106)
                                                                 ------------------------------------------------------
Net Unrealized Gain (Loss) on Investments and
   Foreign Currency Transactions...............................                       21         (3,107)         (276)
                                                                 ------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS...............                   (4,653)         7,397         1,729
                                                                 ------------------------------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS...................................  $  11,766       $ 9,180       $ 21,622       $ 5,239
                                                                 ======================================================
                                                                                  AGGRESSIVE      GROWTH
                                                                     GROWTH         EQUITY          LT
                                                                    PORTFOLIO      PORTFOLIO     PORTFOLIO
                                                                    --------------------------------------
INVESTMENT INCOME
Dividends, net of foreign taxes withheld..........................    $   646        $   356      $  1,950
Interest..........................................................        230            325         1,097
Other.............................................................                                       1
                                                                    --------------------------------------
Total Investment Income...........................................        876            681         3,048
                                                                    --------------------------------------
EXPENSES
Advisory fees.....................................................        879            589         3,042
Custodial fees....................................................         16             13            94
Recordkeeping fees................................................         17             13            82
Trustees fees.....................................................          2              1             5
Legal fees........................................................          1              3             5
Printing expenses.................................................          5              2            14
Insurance expenses................................................          2              1             5
Other.............................................................          1              1             8
                                                                    --------------------------------------
Total Expenses....................................................        923            623         3,255
                                                                    --------------------------------------
NET INVESTMENT INCOME (LOSS)......................................        (47)            58          (207)
                                                                    --------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from security transactions...............     14,251         27,375        61,473
Net realized gain from futures contracts..........................
Net realized foreign exchange gain (loss).........................                                     535
                                                                    --------------------------------------
Net Realized Gain (Loss) on Investments and
   Foreign Currency Transactions..................................     14,251         27,375        62,008
                                                                    --------------------------------------
Net unrealized appreciation (depreciation) on investments.........        857        (10,326)      154,556
Net unrealized appreciation on futures contracts..................
Net unrealized foreign exchange loss..............................                                    (148)
                                                                    --------------------------------------
Net Unrealized Gain (Loss) on Investments and
   Foreign Currency Transactions..................................        857        (10,326)      154,408
                                                                    --------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS..................     15,108         17,049       216,416
                                                                    --------------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS......................................    $15,061        $17,107      $216,209
                                                                    ======================================

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE PERIOD ENDED JUNE 30, 1998 (UNAUDITED)
(IN THOUSANDS)

                                                                      EQUITY         MULTI-                       BOND AND
                                                                      INCOME        STRATEGY         EQUITY        INCOME
                                                                     PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                                    -------------------------------------------------------
INVESTMENT INCOME
Dividends, net of foreign taxes withheld.........................   $   6,247       $   1,655       $  1,421
Interest.........................................................         370           5,873            690      $  4,115
Other............................................................           7              15             29
                                                                    -------------------------------------------------------
Total Investment Income..........................................       6,624           7,543          2,140         4,115
                                                                    -------------------------------------------------------
EXPENSES
Advisory fees....................................................       3,082           1,362          1,193           372
Custodial fees...................................................          40              30             33             6
Recordkeeping fees...............................................          96              39             33            14
Trustees fees....................................................           6               2              2             1
Legal fees.......................................................           5               3              4             3
Printing expenses................................................          17               8              7             2
Insurance expenses...............................................           6               3              5             2
Other............................................................          12               6              4             1
                                                                    -------------------------------------------------------
Total Expenses...................................................       3,264           1,453          1,281           401
                                                                    -------------------------------------------------------
NET INVESTMENT INCOME............................................       3,360           6,090            859         3,714
                                                                    -------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain from security transactions.....................      89,057          26,102         93,789         6,387
Net realized gain from futures contracts.........................                         141             14            58
Net realized foreign exchange gain (loss)........................                         (48)                          35
                                                                    -------------------------------------------------------
Net Realized Gain on Investments and
   Foreign Currency Transactions.................................      89,057          26,195         93,803         6,480
                                                                    -------------------------------------------------------

Net unrealized appreciation (depreciation) on investments........      40,226           8,312        (16,804)       (4,491)
Net unrealized appreciation (depreciation) on futures contracts..                         (73)            69           346
Net unrealized foreign exchange gain (loss)......................                         327                           85
                                                                    -------------------------------------------------------
Net Unrealized Gain (Loss) on Investments and
   Foreign Currency Transactions.................................      40,226           8,566        (16,735)       (4,060)
                                                                    -------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS.................     129,283          34,761         77,068         2,420
                                                                    -------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS.....................................   $ 132,643       $  40,851       $ 77,927      $  6,134
                                                                    =======================================================
                                                                         EQUITY         INTER-       EMERGING
                                                                          INDEX        NATIONAL       MARKETS
                                                                        PORTFOLIO     PORTFOLIO      PORTFOLIO
                                                                      ----------------------------------------
INVESTMENT INCOME
Dividends, net of foreign taxes withheld............................    $  7,752      $ 12,097        $ 1,456
Interest............................................................         476         1,691            254
Other...............................................................           1
                                                                      ----------------------------------------
Total Investment Income.............................................       8,229        13,788          1,710
                                                                      ----------------------------------------
EXPENSES
Advisory fees.......................................................         865         3,763            586
Custodial fees......................................................          65           502            152
Recordkeeping fees..................................................         111            93             19
Trustees fees.......................................................           6             9              1
Legal fees..........................................................           6            18              1
Printing expenses...................................................          18            42              2
Insurance expenses..................................................           5             5              1
Other...............................................................           8            11              5
                                                                      ----------------------------------------
Total Expenses......................................................       1,084         4,443            767
                                                                      ----------------------------------------
NET INVESTMENT INCOME...............................................       7,145         9,345            943
                                                                      ----------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain from security transactions........................       1,689        34,548          2,590
Net realized gain from futures contracts............................       2,157
Net realized foreign exchange gain (loss)...........................                     8,565            (38)
                                                                      ----------------------------------------
Net Realized Gain on Investments and
   Foreign Currency Transactions....................................       3,846        43,113          2,552
                                                                      ----------------------------------------

Net unrealized appreciation (depreciation) on investments...........     154,867        75,245        (18,462)
Net unrealized appreciation (depreciation) on futures contracts.....         134
Net unrealized foreign exchange gain (loss).........................                    (3,617)            (6)
                                                                      ----------------------------------------
Net Unrealized Gain (Loss) on Investments and
   Foreign Currency Transactions....................................     155,001        71,628        (18,468)
                                                                      ----------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS....................     158,847       114,741        (15,916)
                                                                      ----------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS........................................    $165,992      $124,086       $(14,973)
                                                                      ========================================

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED JUNE 30, 1998 (UNAUDITED)
(IN THOUSANDS)

                                                                                HIGH                         GOVERN-
                                                                 MONEY          YIELD         MANAGED         MENT
                                                                 MARKET         BOND           BOND         SECURITIES
                                                                PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                                ------------------------------------------------------
OPERATIONS
Net investment income (loss).................................   $  11,766     $  13,833      $  14,225      $   3,510
Net realized gain (loss) on investments and foreign
   currency transactions.....................................                    (4,674)        10,504          2,005
Net unrealized gain (loss) on investments and
   foreign currency transactions.............................                        21         (3,107)          (276)
                                                                ------------------------------------------------------
Net Increase In Net Assets Resulting From Operations.........      11,766         9,180         21,622          5,239
                                                                ------------------------------------------------------
Net Equalization Credits.....................................         254         1,038          3,514            126
                                                                ------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income........................................     (11,766)      (13,834)       (13,992)        (3,575)
Capital gains................................................                    (3,161)        (7,425)        (2,574)
                                                                ------------------------------------------------------

Net Decrease In Net Assets Resulting From
   Distributions To Shareholders.............................     (11,766)      (16,995)       (21,417)        (6,149)
                                                                ------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares.................................     465,421        73,345        126,542         23,972
Dividend reinvestments.......................................      11,674        16,737         20,915          6,087
Cost of shares repurchased...................................    (432,084)      (27,914)       (10,385)       (19,779)
                                                                ------------------------------------------------------
Net Increase In Net Assets Derived From
   Capital Share Transactions................................      45,011        62,168        137,072         10,280
                                                                ------------------------------------------------------

NET INCREASE IN NET ASSETS...................................      45,265        55,391        140,791          9,496
                                                                ------------------------------------------------------
NET ASSETS
Beginning of Period..........................................     451,505       311,125        468,575        129,900
                                                                ------------------------------------------------------
End of Period................................................   $ 496,770     $ 366,516      $ 609,366      $ 139,396
                                                                ------------------------------------------------------
                                                                                 Aggressive      Growth
                                                                    Growth        Equity           LT
                                                                   Portfolio     Portfolio      Portfolio
                                                                  ----------------------------------------
OPERATIONS
Net investment income (loss)....................................  $     (47)     $      58      $    (207)
Net realized gain (loss) on investments and foreign
   currency transactions........................................     14,251         27,375         62,008
Net unrealized gain (loss) on investments and
   foreign currency transactions................................        857        (10,326)       154,408
                                                                  ----------------------------------------
Net Increase In Net Assets Resulting From Operations............     15,061         17,107        216,209
                                                                  ----------------------------------------
Net Equalization Credits........................................         72                           154
                                                                  ----------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income...........................................         (1)                       (2,021)
Capital gains...................................................    (27,272)                      (36,669)
                                                                  ----------------------------------------
Net Decrease In Net Assets Resulting From
   Distributions To Shareholders................................    (27,273)                      (38,690)
                                                                  ----------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares....................................     57,687         54,937        112,288
Dividend reinvestments..........................................     27,228                        38,673
Cost of shares repurchased......................................    (40,602)       (21,757)       (47,357)
                                                                  ----------------------------------------
Net Increase In Net Assets Derived From
   Capital Share Transactions...................................     44,313         33,180        103,604
                                                                  ----------------------------------------
NET INCREASE IN NET ASSETS......................................     32,173         50,287        281,277
                                                                  ----------------------------------------
NET ASSETS
Beginning of Period.............................................    246,555        122,752        677,147
                                                                  ----------------------------------------
End of Period...................................................  $ 278,728      $ 173,039      $ 958,424
                                                                  ========================================

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE PERIOD ENDED JUNE 30, 1998 (UNAUDITED)
(IN THOUSANDS)

                                                                  EQUITY         MULTI-                     BOND AND      EQUITY
                                                                  INCOME        STRATEGY       EQUITY        INCOME        INDEX
                                                                 PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO
                                                                ------------------------------------------------------------------
OPERATIONS
Net investment income.......................................... $    3,360      $  6,090       $    859      $   3,714    $  7,145
Net realized gain on investments and foreign
   currency transactions.......................................     89,057        26,195         93,803          6,480       3,846
Net unrealized gain (loss) on investments and
   foreign currency transactions...............................     40,226         8,566        (16,735)        (4,060)    155,001
                                                                ------------------------------------------------------------------
Net Increase (Decrease) In Net Assets Resulting From Operations    132,643        40,851         77,927          6,134     165,992
                                                                ------------------------------------------------------------------
Net Equalization Credits.......................................        603           675             53            156         591
                                                                ------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income..........................................     (3,360)       (6,053)          (429)        (4,014)     (7,146)
Capital gains..................................................   (109,897)      (30,371)       (22,468)          (235)     (8,460)
                                                                ------------------------------------------------------------------
Net Decrease In Net Assets Resulting From
   Distributions To Shareholders...............................   (113,257)      (36,424)       (22,897)        (4,249)    (15,606)
                                                                ------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares...................................    160,288        80,807         62,820         38,709     238,522
Dividend reinvestments.........................................    112,984        36,207         22,872          4,237      15,566
Cost of shares repurchased.....................................    (31,468)      (15,958)       (35,162)       (11,368)    (52,335)
                                                                ------------------------------------------------------------------
Net Increase In Net Assets Derived From
   Capital Share Transactions..................................    241,804       101,056         50,530         31,578     201,753
                                                                ------------------------------------------------------------------
NET INCREASE IN NET ASSETS.....................................    261,793       106,158        105,613         33,619     352,730
                                                                ------------------------------------------------------------------
NET ASSETS
Beginning of Period............................................    806,112       367,128        318,143        112,507     874,136
                                                                ------------------------------------------------------------------
End of Period.................................................. $1,067,905      $473,286       $423,756      $ 146,126  $1,226,866
                                                                ==================================================================
                                                                      INTER-        EMERGING
                                                                     NATIONAL        MARKETS
                                                                     PORTFOLIO      PORTFOLIO
                                                                     ------------------------
OPERATIONS
Net investment income..............................................  $  9,345       $     943
Net realized gain on investments and foreign
   currency transactions...........................................    43,113           2,552
Net unrealized gain (loss) on investments and
   foreign currency transactions...................................    71,628         (18,468)
                                                                     ------------------------
Net Increase (Decrease) In Net Assets Resulting From Operations....   124,086         (14,973)
                                                                     ------------------------
Net Equalization Credits...........................................     2,259             160
                                                                     ------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income..............................................    (5,029)           (174)
Capital gains......................................................   (64,358)
                                                                     ------------------------
Net Decrease In Net Assets Resulting From
   Distributions To Shareholders...................................   (69,387)           (174)
                                                                     ------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares.......................................   305,979          27,335
Dividend reinvestments.............................................    68,560             173
Cost of shares repurchased.........................................  (208,217)         (5,794)
                                                                     ------------------------
Net Increase In Net Assets Derived From
   Capital Share Transactions......................................   166,322          21,714
                                                                     ------------------------
NET INCREASE IN NET ASSETS.........................................   223,280           6,727
                                                                     ------------------------
NET ASSETS
Beginning of Period................................................   764,036          99,425
                                                                     ------------------------
End of Period......................................................  $987,316       $ 106,152
                                                                     ========================

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1997
(IN THOUSANDS)

                                                                             HIGH                        GOVERN-
                                                             MONEY          YIELD         MANAGED         MENT
                                                             MARKET          BOND           BOND        SECURITIES
                                                            PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO
                                                            ------------------------------------------------------
OPERATIONS
Net investment income (loss)..............................  $  20,660      $  19,302      $  19,642      $  5,802
Net realized gain (loss) on investments and foreign
   currency transactions..................................                     3,142          6,755         3,111
Net unrealized gain (loss) on investments and
   foreign currency transactions..........................                      (924)         8,282         1,172
                                                            ------------------------------------------------------
Net Increase In Net Assets Resulting From Operations......     20,660         21,520         34,679        10,085
                                                            ------------------------------------------------------
Net Equalization Credits..................................      1,437          2,059          4,541           317
                                                            ------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income.....................................    (20,660)       (19,302)       (19,640)       (5,801)
Capital gains.............................................                    (1,910)          (954)
                                                            ------------------------------------------------------
Net Decrease In Net Assets Resulting From
   Distributions To Shareholders..........................    (20,660)       (21,212)       (20,594)       (5,801)
                                                            ------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares..............................    690,898        162,156        195,944        45,249
Dividend reinvestments....................................     20,507         20,906         20,178         5,754
Cost of shares repurchased................................   (583,530)       (59,048)       (26,443)      (23,246)
                                                            ------------------------------------------------------
Net Increase In Net Assets Derived From
   Capital Share Transactions.............................    127,875        124,014        189,679        27,757
                                                            ------------------------------------------------------
NET INCREASE IN NET ASSETS................................    129,312        126,381        208,305        32,358
                                                            ------------------------------------------------------
NET ASSETS
Beginning of Year.........................................    322,193        184,744        260,270        97,542
                                                            ------------------------------------------------------
End of Year...............................................  $ 451,505      $ 311,125      $ 468,575      $129,900
                                                            ======================================================
                                                                             AGGRESSIVE      GROWTH
                                                               GROWTH         EQUITY           LT
                                                              PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                              ---------------------------------------
OPERATIONS
Net investment income (loss)..............................     $    451       $   (110)      $  2,890
Net realized gain (loss) on investments and foreign
   currency transactions..................................       27,222         (1,437)        38,758
Net unrealized gain (loss) on investments and
   foreign currency transactions..........................       23,329          5,339         14,893
                                                              ---------------------------------------
Net Increase In Net Assets Resulting From Operations......       51,002          3,792         56,541
                                                              ---------------------------------------
Net Equalization Credits..................................           90                            76
                                                              ---------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income.....................................         (452)                       (2,942)
Capital gains.............................................      (19,532)                      (22,869)
                                                              ---------------------------------------
Net Decrease In Net Assets Resulting From
   Distributions To Shareholders..........................      (19,984)                      (25,811)
                                                              ---------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares..............................       69,253        110,504        235,290
Dividend reinvestments....................................       19,942                        25,808
Cost of shares repurchased................................      (41,083)       (41,393)       (52,911)
                                                              ---------------------------------------
Net Increase In Net Assets Derived From
   Capital Share Transactions.............................       48,112         69,111        208,187
                                                              ---------------------------------------
NET INCREASE IN NET ASSETS................................       79,220         72,903        238,993
                                                              ---------------------------------------
NET ASSETS
Beginning of Year.........................................      167,335         49,849        438,154
                                                              ---------------------------------------
End of Year...............................................    $ 246,555      $ 122,752      $ 677,147
                                                              =======================================

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 1997
(IN THOUSANDS)

                                                                      EQUITY         MULTI-                       BOND AND
                                                                      INCOME        STRATEGY        EQUITY         INCOME
                                                                     PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                                     -------------------------------------------------------
OPERATIONS
Net investment income ...........................................       $5,676         $9,353         $1,662         $6,276
Net realized gain (loss) on investments and foreign
   currency transactions ........................................      109,959         30,503         22,274            245
Net unrealized gain (loss) on investments and
   foreign currency transactions ................................       28,343         10,143         18,430          8,892
                                                                     -------------------------------------------------------
Net Increase (Decrease) In Net Assets Resulting From Operations        143,978         49,999         42,366         15,413
                                                                     -------------------------------------------------------
Net Equalization Credits ........................................          568            798             51             67
                                                                     -------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income ...........................................       (5,679)        (9,350)        (1,662)        (5,976)
Capital gains ...................................................      (32,179)       (13,352)        (8,550)        (1,251)
                                                                     -------------------------------------------------------
Net Decrease In Net Assets Resulting From
   Distributions To Shareholders ................................      (37,858)       (22,702)       (10,212)        (7,227)
                                                                     -------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares ....................................      278,009        109,696        120,828         36,207
Dividend reinvestments ..........................................       37,734         22,563         10,208          7,213
Cost of shares repurchased ......................................      (45,581)       (18,845)       (52,995)       (20,976)
                                                                     -------------------------------------------------------
Net Increase In Net Assets Derived From
   Capital Share Transactions ...................................      270,162        113,414         78,041         22,444
                                                                     -------------------------------------------------------
NET INCREASE IN NET ASSETS ......................................      376,850        141,509        110,246         30,697
                                                                     -------------------------------------------------------
NET ASSETS
Beginning of Year ...............................................      429,262        225,619        207,897         81,810
                                                                     -------------------------------------------------------
End of Year .....................................................     $806,112       $367,128       $318,143       $112,507
                                                                     -------------------------------------------------------

                                                                         EQUITY         INTER-        EMERGING
                                                                          INDEX        NATIONAL        MARKETS
                                                                        PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                                     -------------------------------------------
OPERATIONS
Net investment income ...........................................         $10,037        $11,618           $631
Net realized gain (loss) on investments and foreign
   currency transactions ........................................           8,162         63,523         (9,538)
Net unrealized gain (loss) on investments and
   foreign currency transactions ................................         144,005        (32,658)         3,429
                                                                     -------------------------------------------
Net Increase (Decrease) In Net Assets Resulting From Operations           162,204         42,483         (5,478)
                                                                     -------------------------------------------
Net Equalization Credits ........................................           1,230          5,783            347
                                                                     -------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income ...........................................         (10,035)       (13,090)          (485)
Capital gains ...................................................         (18,953)       (10,845)
                                                                     -------------------------------------------
Net Decrease In Net Assets Resulting From
   Distributions To Shareholders ................................         (28,988)       (23,935)          (485)
                                                                     -------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares ....................................         411,759        397,019        121,955
Dividend reinvestments ..........................................          28,899         23,584            483
Cost of shares repurchased ......................................         (94,380)      (134,917)       (61,480)
                                                                     -------------------------------------------
Net Increase In Net Assets Derived From
   Capital Share Transactions ...................................         346,278        285,686         60,958
                                                                     -------------------------------------------
NET INCREASE IN NET ASSETS ......................................         480,724        310,017         55,342
                                                                     -------------------------------------------
NET ASSETS
Beginning of Year ...............................................         393,412        454,019         44,083
                                                                     -------------------------------------------
End of Year .....................................................        $874,136       $764,036        $99,425
                                                                     -------------------------------------------

See Notes to Financial Statements

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR WERE AS FOLLOWS:

                             -------------------------------------------------------------------------------------------------------
                                    INVESTMENT ACTIVITIES                                                       DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
                                                                     NET REALIZED AND        TOTAL
FOR THE YEAR ENDED           NET ASSET VALUE,     NET                UNREALIZED GAIN (LOSS)  FROM INVESTMENT  DIVIDENDS (FROM
   DECEMBER 31,              BEGINNING OF PERIOD  INVESTMENT INCOME  ON SECURITIES           OPERATIONS       NET INVESTMENT INCOME)
------------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO
----------------------
For the Period Ended
  June 30, 1998 (Unaudited)       $10.06          $0.26              $(0.01)                $0.25              $(0.26)
1997                               10.04           0.51                0.01                  0.52               (0.50)
1996                               10.02           0.47                0.02                  0.49               (0.47)
1995                               10.03           0.54                 -                    0.54               (0.55)
1994                                9.99           0.33                0.04                  0.37               (0.33)
1993                                9.96           0.23                0.03                  0.26               (0.23)
------------------------------------------------------------------------------------------------------------------------------------

HIGH YIELD BOND PORTFOLIO
-------------------------

For the Period Ended
  June 30, 1998 (Unaudited)        $9.98          $0.40              $(0.13)                $0.27              $(0.40)
1997                                9.94           0.78                0.12                  0.90               (0.77)
1996                                9.79           0.79                0.25                  1.04               (0.79)
1995                                8.91           0.76                0.88                  1.64               (0.76)
1994                                9.67           0.73               (0.70)                 0.03               (0.73)
1993                                9.24           0.86                0.77                  1.63               (0.86)
------------------------------------------------------------------------------------------------------------------------------------

MANAGED BOND PORTFOLIO
----------------------

For the Period Ended
  June 30, 1998 (Unaudited)       $11.14          $0.26               $0.18                 $0.44              $(0.28)
1997                               10.75           0.59                0.44                  1.03               (0.60)
1996                               11.10           0.59               (0.15)                 0.44               (0.57)
1995                                9.90           0.65                1.19                  1.84               (0.64)
1994                               10.89           0.50               (0.98)                (0.48)              (0.50)
1993                               10.62           0.52                0.70                  1.22               (0.52)
------------------------------------------------------------------------------------------------------------------------------------

GOVERNMENT SECURITIES PORTFOLIO
-------------------------------

For the Period Ended
  June 30, 1998 (Unaudited)       $10.78          $0.27               $0.15                 $0.42              $(0.29)
1997                               10.38           0.53                0.42                  0.95               (0.55)
1996                               10.84           0.56               (0.27)                 0.29               (0.53)
1995                                9.64           0.58                1.19                  1.77               (0.57)
1994                               10.64           0.44               (0.99)                (0.55)              (0.44)
1993                               10.48           0.34                0.78                  1.12               (0.34)
------------------------------------------------------------------------------------------------------------------------------------

                              ------------------------------------------------------------------------------------------------------
                                              DISTRIBUTIONS                           RATIOS / SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------

FOR THE YEAR ENDED            DISTRIBUTIONS (FROM                       NET ASSET VALUE,                 NET ASSETS, END OF PERIOD
   DECEMBER 31,               CAPITAL GAINS)       TOTAL DISTRIBUTIONS  END OF PERIOD      TOTAL RETURN  (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO
----------------------
For the Period Ended
  June 30, 1998 (Unaudited)         -                  $(0.26)             $10.05              2.63%              $496,770
1997                                -                   (0.50)              10.06              5.28%               451,505
1996                                -                   (0.47)              10.04              5.07%               322,193
1995                                -                   (0.55)              10.02              5.54%                95,949
1994                                -                   (0.33)              10.03              3.76%                94,150
1993                                -                   (0.23)               9.99              2.58%                33,910
------------------------------------------------------------------------------------------------------------------------------------

HIGH YIELD BOND PORTFOLIO
-------------------------

For the Period Ended
  June 30, 1998 (Unaudited)      $(0.09)               $(0.49)              $9.76              2.76%              $366,516
1997                              (0.09)                (0.86)               9.98              9.44%               311,125
1996                              (0.10)                (0.89)               9.94             11.31%               184,744
1995                                -                   (0.76)               9.79             18.87%                84,425
1994                              (0.06)                (0.79)               8.91              0.42%                25,338
1993                              (0.34)                (1.20)               9.67             18.01%                16,017
------------------------------------------------------------------------------------------------------------------------------------

MANAGED BOND PORTFOLIO
----------------------

For the Period Ended
  June 30, 1998 (Unaudited)      $(0.15)               $(0.43)             $11.15              4.07%              $609,366
1997                              (0.04)                (0.64)              11.14              9.92%               468,575
1996                              (0.22)                (0.79)              10.75              4.25%               260,270
1995                                -                   (0.64)              11.10             19.04%               126,992
1994                              (0.01)                (0.51)               9.90            (4.36)%                53,219
1993                              (0.43)                (0.95)              10.89             11.63%                43,116
------------------------------------------------------------------------------------------------------------------------------------

GOVERNMENT SECURITIES PORTFOLIO
-------------------------------

For the Period Ended
  June 30, 1998 (Unaudited)      $(0.21)               $(0.50)             $10.70              3.98%              $139,396
1997                                -                   (0.55)              10.78              9.48%               129,900
1996                              (0.22)                (0.75)              10.38              2.94%                97,542
1995                                -                   (0.57)              10.84             18.81%                59,767
1994                              (0.01)                (0.45)               9.64            (5.10)%                21,489
1993                              (0.62)                (0.96)              10.64             10.79%                23,584
------------------------------------------------------------------------------------------------------------------------------------

                             -------------------------------------------------------------------------------------------------------
                                                             RATIOS / SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                      RATIO OF NET INVESTMENT
FOR THE YEAR ENDED           RATIO OF EXPENSES TO     INCOME TO AVERAGE NET     PORTFOLIO        AVERAGE COMMISSIONS
   DECEMBER 31,              AVERAGE NET ASSETS (1)   ASSETS (1)                TURNOVER RATE    PAID PER SHARE (2)
------------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO
----------------------
For the Period Ended
  June 30, 1998 (Unaudited)          0.42%                  5.31%                    N/A                 N/A
1997                                 0.44%                  5.17%                    N/A                 N/A
1996                                 0.50%                  4.93%                    N/A                 N/A
1995                                 0.53%                  5.41%                    N/A                 N/A
1994                                 0.64%                  3.94%                    N/A                 N/A
1993                                 0.65%                  2.56%                    N/A                 N/A
------------------------------------------------------------------------------------------------------------------------------------

HIGH YIELD BOND PORTFOLIO
-------------------------

For the Period Ended
  June 30, 1998 (Unaudited)          0.64%                  8.26%                   47.29%               N/A
1997                                 0.65%                  7.89%                  103.19%               N/A
1996                                 0.71%                  8.28%                  120.06%               N/A
1995                                 0.77%                  8.51%                  127.31%               N/A
1994                                 0.88%                  8.13%                  141.86%               N/A
1993                                 0.75%                  8.37%                  185.83%               N/A
------------------------------------------------------------------------------------------------------------------------------------

MANAGED BOND PORTFOLIO
----------------------

For the Period Ended
  June 30, 1998 (Unaudited)          0.64%                  5.44%                  159.02%               N/A
1997                                 0.66%                  5.72%                  230.87%               N/A
1996                                 0.71%                  5.71%                  386.16%               N/A
1995                                 0.76%                  6.04%                  191.39%               N/A
1994                                 0.84%                  5.04%                  127.95%               N/A
1993                                 0.75%                  4.74%                  163.11%               N/A
------------------------------------------------------------------------------------------------------------------------------------

GOVERNMENT SECURITIES PORTFOLIO
-------------------------------

For the Period Ended
  June 30, 1998 (Unaudited)          0.64%                  5.39%                  186.06%               N/A
1997                                 0.66%                  5.39%                  203.01%               N/A
1996                                 0.72%                  5.33%                  307.13%               N/A
1995                                 0.82%                  5.58%                  298.81%               N/A
1994                                 0.88%                  4.29%                  232.99%               N/A
1993                                 0.75%                  3.15%                  402.37%               N/A
------------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements          See explanation of references on A-21

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR WERE AS FOLLOWS:

                                              ------------------------------------------------------------------------------------
                                                       INVESTMENT ACTIVITIES                         DISTRIBUTIONS
                                              ------------------------------------------------------------------------------------
                                                              NET
                                NET ASSET         NET     REALIZED AND      TOTAL      DIVIDENDS
                                  VALUE,      INVESTMENT   UNREALIZED        FROM      (FROM NET    DISTRIBUTIONS
     FOR THE YEAR ENDED        BEGINNING OF     INCOME     GAIN (LOSS)    INVESTMENT   INVESTMENT   (FROM CAPITAL       TOTAL
        DECEMBER 31,              PERIOD        (LOSS)    ON SECURITIES   OPERATIONS    INCOME)         GAIN)       DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------------
GROWTH PORTFOLIO
----------------
For the Period Ended
  June 30, 1998 (Unaudited)       $24.61        $(0.01)        $1.66         $1.65         -           $(2.59)          $(2.59)
1997                               21.45          0.05          5.65          5.70       $(0.05)        (2.49)           (2.54)
1996                               18.57          0.08          4.11          4.19        (0.09)        (1.22)           (1.31)
1995                               14.90          0.15          3.67          3.82        (0.15)         -               (0.15)
1994                               18.20          0.10         (2.01)        (1.91)       (0.10)        (1.29)           (1.39)
1993                               15.76          0.08          3.37          3.45        (0.08)        (0.93)           (1.01)
----------------------------------------------------------------------------------------------------------------------------------
AGGRESSIVE EQUITY PORTFOLIO
---------------------------
For the Period Ended
  June 30, 1998 (Unaudited)       $11.18        $ 0.01         $1.46         $1.47         -             -                -
1997                               10.78         (0.01)         0.41          0.40         -             -                -
1996 (3)                           10.00          0.01          0.78          0.79       $(0.01)         -              $(0.01)
----------------------------------------------------------------------------------------------------------------------------------
GROWTH LT PORTFOLIO
-------------------
For the Period Ended
  June 30, 1998 (Unaudited)       $17.31          -            $5.22         $5.22       $(0.05)       $(0.87)          $(0.92)
1997                               16.50        $ 0.16          1.51          1.67        (0.09)        (0.77)           (0.86)
1996                               14.12          0.14          2.37          2.51        (0.13)         -               (0.13)
1995                               11.11          0.10          3.96          4.06        (0.10)        (0.95)           (1.05)
1994 (4)                           10.00          0.10          1.21          1.31        (0.12)        (0.08)           (0.20)
----------------------------------------------------------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO
-----------------------
For the Period Ended
  June 30, 1998 (Unaudited)       $24.47        $ 0.09         $3.70         $3.79       $(0.09)       $(3.02)          $(3.11)
1997                               20.45          0.20          5.35          5.55        (0.20)        (1.33)           (1.53)
1996                               18.21          0.24          3.15          3.39        (0.24)        (0.91)           (1.15)
1995                               14.05          0.26          4.16          4.42        (0.26)         -               (0.26)
1994                               15.52          0.20         (0.25)        (0.05)       (0.20)        (1.22)           (1.42)
1993                               15.11          0.26          0.98          1.24        (0.26)        (0.57)           (0.83)
----------------------------------------------------------------------------------------------------------------------------------

                               -----------------------------------------------------------------------------------------------------
                                                                     RATIOS/SUPPLEMENTAL DATA
                               -----------------------------------------------------------------------------------------------------
                                                                                RATIO OF        RATIO OF NET
                                                            NET ASSETS,       EXPENSES TO     INVESTMENT INCOME
     FOR THE YEAR ENDED        NET ASSET VALUE,   TOTAL    END OF PERIOD      AVERAGE NET     (LOSS) TO AVERAGE      PORTFOLIO
        DECEMBER 31,            END OF PERIOD     RETURN   (IN THOUSANDS)   ASSETS (1), (5)     NET ASSETS (1)     TURNOVER RATE
------------------------------------------------------------------------------------------------------------------------------------
GROWTH PORTFOLIO
----------------
For the Period Ended
  June 30, 1998 (Unaudited)        $23.67          5.94 %     $278,728           0.68%              (0.03)%            18.62%
1997                                24.61         30.27 %      246,555           0.70%               0.22 %            52.20%
1996                                21.45         23.62 %      167,335           0.76%               0.44 %            70.22%
1995                                18.57         25.75 %      129,741           0.79%               0.88 %            46.76%
1994                                14.90        (10.49)%       81,451           0.86%               0.58 %            40.42%
1993                                18.20         21.89 %       77,405           0.71%               0.51 %            35.08%
------------------------------------------------------------------------------------------------------------------------------
AGGRESSIVE EQUITY PORTFOLIO
---------------------------
For the Period Ended
  June 30, 1998 (Unaudited)        $12.65         13.11 %     $173,039           0.85%               0.08 %           141.49%
1997                                11.18          3.78 %      122,752           0.86%              (0.13)%           189.21%
1996 (3)                            10.78          7.86 %       49,849           1.02%              (0.11)%            79.86%
------------------------------------------------------------------------------------------------------------------------------
GROWTH LT PORTFOLIO
-------------------
For the Period Ended
  June 30, 1998 (Unaudited)        $21.61         30.53 %     $958,424           0.80%              (0.05)%            67.47%
1997                                17.31         10.96 %      677,147           0.82%               0.52 %           145.17%
1996                                16.50         17.87 %      438,154           0.87%               0.74 %           147.02%
1995                                14.12         36.75 %      200,785           0.94%               0.90 %           165.83%
1994 (4)                            11.11         13.25 %       49,374           1.08%               1.32 %           257.20%
------------------------------------------------------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO
-----------------------
For the Period Ended
  June 30, 1998 (Unaudited)        $25.15         15.55 %   $1,067,905           0.69%               0.71 %            38.16%
1997                                24.47         28.60 %      806,112           0.70%               0.91 %           105.93%
1996                                20.45         19.43 %      429,262           0.75%               1.31 %            94.95%
1995                                18.21         31.66 %      206,653           0.83%               1.59 %            86.47%
1994                                14.05         (0.28)%       75,083           0.94%               1.39 %           134.57%
1993                                15.52          8.29 %       33,356           0.75%               1.74 %            27.67%
------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------
                  RATIOS / SUPPLEMENTAL DATA
-------------------------------------------------------------------
                                       AVERAGE
     FOR THE YEAR ENDED              COMMISSIONS
        DECEMBER 31,              PAID PER SHARE (2)
--------------------------------------------------------------------
GROWTH PORTFOLIO
----------------
For the Period Ended
  June 30, 1998 (Unaudited)            $0.039
1997                                    0.044
1996                                    0.047
1995                                    0.052
1994                                    N/A
1993                                    N/A
--------------------------------------------------------------------
AGGRESSIVE EQUITY PORTFOLIO
---------------------------
For the Period Ended
  June 30, 1998 (Unaudited)            $0.057
1997                                    0.054
1996 (3)                                0.051
--------------------------------------------------------------------
GROWTH LT PORTFOLIO
-------------------
For the Period Ended
  June 30, 1998 (Unaudited)            $0.043
1997                                    0.046
1996                                    0.045
1995                                    0.052
1994 (4)                                N/A
--------------------------------------------------------------------
EQUITY INCOME PORTFOLIO
-----------------------
For the Period Ended
  June 30, 1998 (Unaudited)            $0.047
1997                                    0.045
1996                                    0.048
1995                                    0.048
1994                                    N/A
1993                                    N/A
--------------------------------------------------------------------

See Notes to Financial Statements          See explanation of references on A-21

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR WERE AS FOLLOWS:

                                              ------------------------------------------------------------------------------------
                                                      INVESTMENT ACTIVITIES                          DISTRIBUTIONS
                                              ------------------------------------------------------------------------------------
                                                               NET
                                NET ASSET                 REALIZED AND      TOTAL      DIVIDENDS
                                  VALUE,          NET      UNREALIZED        FROM      (FROM NET    DISTRIBUTIONS
     FOR THE YEAR ENDED        BEGINNING OF   INVESTMENT   GAIN (LOSS)    INVESTMENT   INVESTMENT   (FROM CAPITAL      RETURN OF
        DECEMBER 31,              PERIOD        INCOME    ON SECURITIES   OPERATIONS   INCOME) (6)      GAINS)          CAPITAL
----------------------------------------------------------------------------------------------------------------------------------
MULTI-STRATEGY PORTFOLIO
------------------------
For the Period Ended
  June 30, 1998 (Unaudited)       $16.18        $0.25         $1.42          $1.67       $(0.24)        $(1.20)           -
1997                               14.75         0.50          2.23           2.73        (0.50)         (0.80)           -
1996                               14.20         0.48          1.20           1.68        (0.48)         (0.65)           -
1995                               11.73         0.45          2.47           2.92        (0.45)          -               -
1994                               12.66         0.32         (0.51)         (0.19)       (0.32)         (0.42)           -
1993                               12.18         0.35          0.77           1.12        (0.35)         (0.29)           -
------------------------------------------------------------------------------------------------------------------------------------
EQUITY PORTFOLIO
----------------
For the Period Ended
  June 30, 1998 (Unaudited)       $23.89        $0.06         $5.60          $5.66       $(0.03)        $(1.63)           -
1997                               21.07         0.14          3.58           3.72        (0.13)         (0.77)           -
1996                               17.52         0.02          4.71           4.73        (0.02)         (1.16)           -
1995                               14.20         0.05          3.33           3.38        (0.06)          -               -
1994                               14.94         0.32         (0.74)         (0.42)       (0.32)          -               -
1993                               14.39         0.22          1.90           2.12        (0.22)         (0.81)         $(0.54)
------------------------------------------------------------------------------------------------------------------------------------
BOND AND INCOME PORTFOLIO
-------------------------
For the Period Ended
  June 30, 1998 (Unaudited)       $12.97        $0.39         $0.23          $0.62       $(0.41)        $(0.03)           -
1997                               12.05         0.80          1.05           1.85        (0.76)         (0.17)           -
1996                               13.02         0.79         (0.94)         (0.15)       (0.79)         (0.03)           -
1995                               10.42         0.82          2.59           3.41        (0.81)          -               -
1994                               13.05         0.83         (1.87)         (1.04)       (0.83)         (0.53)         $(0.23)
1993                               11.70         0.87          1.35           2.22        (0.87)          -               -
------------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO
----------------------
For the Period Ended
  June 30, 1998 (Unaudited)       $25.71        $0.19         $4.31          $4.50       $(0.18)        $(0.22)           -
1997                               20.42         0.37          6.13           6.50        (0.37)         (0.84)           -
1996                               17.45         0.37          3.42           3.79        (0.37)         (0.45)           -
1995                               13.02         0.34          4.43           4.77        (0.34)          -               -
1994                               13.24         0.30         (0.18)          0.12        (0.30)         (0.04)           -
1993                               12.43         0.29          0.86           1.15        (0.29)         (0.05)           -
------------------------------------------------------------------------------------------------------------------------------------

                               -----------------------------------------------------------------------------------------------------
                                DISTRIBUTION                         RATIOS/SUPPLEMENTAL DATA
                               -----------------------------------------------------------------------------------------------------
                                                                                                  RATIO OF          RATIO OF NET
                                                                             NET ASSETS,         EXPENSES TO     INVESTMENT INCOME
     FOR THE YEAR ENDED             TOTAL     NET ASSET VALUE,  TOTAL       END OF PERIOD        AVERAGE NET       TO AVERAGE NET
        DECEMBER 31,            DISTRIBUTIONS  END OF PERIOD     RETURN      (IN THOUSANDS)     ASSETS (1), (5)       ASSETS (1)
------------------------------------------------------------------------------------------------------------------------------------
MULTI-STRATEGY PORTFOLIO
------------------------
For the Period Ended
  June 30, 1998 (Unaudited)        $(1.44)        $16.41        10.43%          $473,286             0.69%              2.92%
1997                                (1.30)         16.18        19.62%           367,128             0.71%              3.25%
1996                                (1.13)         14.75        12.56%           225,619             0.78%              3.37%
1995                                (0.45)         14.20        25.25%           134,501             0.84%              3.49%
1994                                (0.74)         11.73        (1.50)%           79,147             0.94%              2.78%
1993                                (0.64)         12.66         9.25%            41,448             0.75%              3.01%
------------------------------------------------------------------------------------------------------------------------------------
EQUITY PORTFOLIO
----------------
For the Period Ended
  June 30, 1998 (Unaudited)        $(1.66)        $27.89        23.89%          $423,756             0.70%              0.47%
1997                                (0.90)         23.89        18.18%           318,143             0.70%              0.59%
1996                                (1.18)         21.07        28.03%           207,897             0.74%              0.05%
1995                                (0.06)         17.52        23.80%           108,136             0.80%              0.27%
1994                                (0.32)         14.20        (2.87)%           73,125             0.96%              2.19%
1993                                (1.57)         14.94        16.06%            84,791             0.93%              1.52%
------------------------------------------------------------------------------------------------------------------------------------
BOND AND INCOME PORTFOLIO
-------------------------
For the Period Ended
  June 30, 1998 (Unaudited)        $(0.44)        $13.15         4.87%          $146,126             0.65%              6.08%
1997                                (0.93)         12.97        16.32%           112,507             0.66%              6.62%
1996                                (0.82)         12.05        (0.80)%           81,810             0.71%              6.74%
1995                                (0.81)         13.02        33.71%            56,853             0.80%              6.93%
1994                                (1.59)         10.42        (8.36)%           34,078             0.93%              7.25%
1993                                (0.87)         13.05        19.39%            43,223             0.84%              6.86%
------------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO
----------------------
For the Period Ended
  June 30, 1998 (Unaudited)        $(0.40)        $29.81        17.54%        $1,226,866             0.21%              1.36%
1997                                (1.21)         25.71        32.96%           874,136             0.23%              1.61%
1996                                (0.82)         20.42        22.36%           393,412             0.31%              2.05%
1995                                (0.34)         17.45        36.92%           137,519             0.42%              2.26%
1994                                (0.34)         13.02         1.05%            40,612             0.51%              2.37%
1993                                (0.34)         13.24         9.38%            33,836             0.50%              2.34%
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                        RATIOS / SUPPLEMENTAL DATA
-------------------------------------------------------------------------
                                                          AVERAGE
     FOR THE YEAR ENDED            PORTFOLIO            COMMISSIONS
        DECEMBER 31,             TURNOVER RATE       PAID PER SHARE (2)
--------------------------------------------------------------------------
MULTI-STRATEGY PORTFOLIO
------------------------
For the Period Ended
  June 30, 1998 (Unaudited)         61.62%                  $0.045
1997                                71.89%                   0.045
1996                               132.94%                   0.048
1995                               176.45%                   0.048
1994                               187.40%                   N/A
1993                                27.87%                   N/A
--------------------------------------------------------------------------
EQUITY PORTFOLIO
----------------
For the Period Ended
  June 30, 1998 (Unaudited)         98.56%                  $0.035
1997                               159.88%                   0.060
1996                                90.98%                   0.060
1995                               226.45%                   0.060
1994                               178.63%                   N/A
1993                               229.77%                   N/A
--------------------------------------------------------------------------
BOND AND INCOME PORTFOLIO
-------------------------
For the Period Ended
  June 30, 1998 (Unaudited)        119.22%                   N/A
1997                                15.32%                   N/A
1996                                26.50%                   N/A
1995                                51.84%                   N/A
1994                                31.97%                   N/A
1993                                41.92%                   N/A
--------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO
----------------------
For the Period Ended
  June 30, 1998 (Unaudited)          1.17%                  $0.020
1997                                 2.58%                   0.022
1996                                20.28%                   0.024
1995                                 7.52%                   0.026
1994                                 2.02%                   N/A
1993                                 1.15%                   N/A
--------------------------------------------------------------------------

See Notes to Financial Statements          See explanation of references on A-21

 PACIFIC SELECT FUND
 FINANCIAL HIGHLIGHTS (CONTINUED)
 SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR WERE AS FOLLOWS:

                              ------------------------------------------------------------------------------------------------------
                                                                 INVESTMENT ACTIVITIES
------------------------------------------------------------------------------------------------------------------------------------
                                                                             NET REALIZED AND        TOTAL
FOR THE YEAR ENDED            NET ASSET VALUE,     NET                       UNREALIZED GAIN (LOSS)  FROM INVESTMENT
   DECEMBER 31,               BEGINNING OF PERIOD  INVESTMENT INCOME (LOSS)  ON SECURITIES           OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL PORTFOLIO
-----------------------
For the Period Ended
  June 30, 1998 (Unaudited)       $16.21              $ 0.26                   $ 2.22                  $ 2.48
1997                               15.40                0.41                     1.00                    1.41
1996                               12.93                0.28                     2.54                    2.82
1995                               11.94                0.33                     0.91                    1.24
1994                               12.09                0.07                     0.30                    0.37
1993                                9.38                0.09                     2.73                    2.82
------------------------------------------------------------------------------------------------------------------------------------

EMERGING MARKETS PORTFOLIO
--------------------------
For the Period Ended
  June 30, 1998 (Unaudited)       $ 9.47              $ 0.08                   $(1.31)                 $(1.23)
1997                                9.68                0.06                    (0.22)                  (0.16)
1996 (3)                           10.00               (0.02)                   (0.30)                  (0.32)
------------------------------------------------------------------------------------------------------------------------------------

                              ------------------------------------------------------------------------------------------------------
                                         DISTRIBUTIONS                                              RATIOS / SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------

FOR THE YEAR ENDED           Dividends (from            Distributions (from                        Net Asset Value
   DECEMBER 31,              Net Investment Income (6)  Capital Gains)        Total Distributions  End of Period    Total Return
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL PORTFOLIO
-----------------------
For the Period Ended
  June 30, 1998 (Unaudited)      $(0.10)                  $(1.25)                    $(1.35)          $17.34            15.39%
1997                              (0.29)                   (0.31)                     (0.60)           16.21             9.28%
1996                              (0.23)                   (0.12)                     (0.35)           15.40            21.89%
1995                              (0.25)                     -                        (0.25)           12.93            10.56%
1994                              (0.07)                   (0.45)                     (0.52)           11.94             3.01%
1993                              (0.11)                     -                        (0.11)           12.09            30.02%
------------------------------------------------------------------------------------------------------------------------------------

EMERGING MARKETS PORTFOLIO
--------------------------
For the Period Ended
  June 30, 1998 (Unaudited)      $(0.01)                     -                       $(0.01)          $ 8.23           (12.98)%
1997                              (0.05)                     -                        (0.05)            9.47            (1.69)%
1996 (3)                            -                        -                          -               9.68            (3.23)%
------------------------------------------------------------------------------------------------------------------------------------

                              ------------------------------------------------------------------------------------------------------
                                                                        RATIOS / SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       RATIO OF NET INVESTMENT
FOR THE YEAR ENDED              NET ASSETS, END OF PERIOD  RATIO OF EXPENSES TO        INCOME (LOSS) TO  AVERAGE  PORTFOLIO
   DECEMBER 31,                 (IN THOUSANDS)             AVERAGE NET ASSETS (1), (5) NET ASSETS (1)             TURNOVER RATE
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL PORTFOLIO
-----------------------
For the Period Ended
  June 30, 1998 (Unaudited)             $987,316                 1.00%                         2.12%                    21.37%
1997                                     764,036                 1.02%                         1.81%                    84.34%
1996                                     454,019                 1.07%                         2.28%                    20.87%
1995                                     182,199                 1.12%                         1.87%                    16.07%
1994                                      75,971                 1.22%                         1.28%                    52.22%
1993                                      30,574                 1.04%                         0.92%                    46.48%
------------------------------------------------------------------------------------------------------------------------------------

EMERGING MARKETS PORTFOLIO
--------------------------
For the Period Ended
  June 30, 1998 (Unaudited)             $106,152                 1.44%                         1.78%                    14.00%
1997                                      99,425                 1.46%                         0.80%                    69.60%
1996 (3)                                  44,083                 2.18%                       (0.11)%                    47.63%
------------------------------------------------------------------------------------------------------------------------------------

                              ------------------------------------------------------------------------------------------------------
                                                                   RATIOS / SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------

FOR THE YEAR ENDED                 AVERAGE COMMISSIONS
   DECEMBER 31,                    PAID PER SHARE (2)
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL PORTFOLIO
-----------------------
For the Period Ended
  June 30, 1998 (Unaudited)            $0.001
1997                                    0.004
1996                                    0.001
1995                                    0.018
1994                                    N/A
1993                                    N/A
------------------------------------------------------------------------------------------------------------------------------------

EMERGING MARKETS PORTFOLIO
--------------------------
For the Period Ended
  June 30, 1998 (Unaudited)            $0.002
1997                                    0.002
1996 (3)                                0.001
------------------------------------------------------------------------------------------------------------------------------------

__________________________________________________________________

(1) Ratios are annualized for the six months period ended June 30, 1998.

(2) Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not reflected separately in the Fund's statements of operations. Fixed-income transactions are excluded.

(3) Information is for the period from April 1, 1996 (commencement of operations) to December 31, 1996. The ratio of expenses to average net assets and the ratio of net investment income to average net assets are annualized.

(4) Information is for the period from January 4, 1994 (commencement of operations) to December 31, 1994. The ratio of expenses to average net assets and the ratio of net investment income to average net assets are annualized.

(5) The years prior to 1994 have been restated for comparative purposes to reflect expenses exclusive of foreign taxes on dividends for the Equity Income Portfolio, the Multi-Strategy Portfolio, the Equity Index Portfolio and the International Portfolio.

(6) The distributions from net investment income for 1993 for the Bond and Income Portfolio and the International Portfolio include dividends in excess of net investment income of $0.01 and $0.02, respectively.

See Notes to Financial Statements

PACIFIC SELECT FUND
MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------     -------------------------------------------------------------
                                   PRINCIPAL                                                          PRINCIPAL
                                    AMOUNT          VALUE                                              AMOUNT         VALUE
                                    ------          -----                                              ------         -----
COMMERCIAL PAPER - 100.00%                                         Greentree Manufactured Housing
                                                                      5.575% due 02/01/99 "           $2,915,089     $2,915,089
American Home Product                                              IBM Corp
   5.510% due 07/29/98 ~           $17,970,000    $17,892,989         5.510% due 08/17/98             13,700,000     13,601,447
Americredit Auto                                                   IMC Home Equity
   5.560% due 03/05/99 "            10,111,972     10,111,972         5.605% due 06/20/99 "           12,000,000     12,000,000
Avnet Inc                                                          Monsanto Co
   5.520% due 07/17/98               5,000,000      4,987,733         5.500% due 10/28/98              9,100,000      8,934,557
   5.550% due 07/10/98               7,530,000      7,519,552      New England Electric System
   5.570% due 07/24/98               8,000,000      7,971,531         5.530% due 07/28/98             10,000,000      9,958,525
Baker Hughes Inc                                                   New England Power Co
   5.500% due 07/07/98 ~            10,000,000      9,990,833         5.580% due 07/31/98             10,750,000     10,700,012
   5.510% due 07/13/98 ~             5,000,000      4,990,817      PHH Co
   5.530% due 07/30/98 ~             6,000,000      5,973,272         5.636% due 07/27/98             20,000,000     20,000,133
Baltimore Gas & Electric                                           Portland General Electric
   5.667% due 03/15/99               5,000,000      5,001,047         5.690% due 08/15/98              5,000,000      4,999,163
BankAmerica Manufacture Trust III                                  Potomac Electric Power
   5.825% due 12/10/98 "             4,833,004      4,833,003         5.490% due 07/30/98             17,650,000     17,571,943
Bemis Co Inc                                                          5.510% due 07/22/98              3,000,000      2,990,357
   5.510% due 07/21/98               5,000,000      4,984,694      Rubbermaid Inc
   5.530% die 07/07/98              10,000,000      9,990,783         5.510% due 07/14/98 ~           20,000,000     19,960,206
Carolina Power & Light                                             Sherwin-Williams Co
   5.510% due 07/29/98               2,600,000      2,588,858         5.510% due 07/02/98 ~            4,000,000      3,999,388
Chrysler Financial Corp                                               5.530% due 07/02/98 ~            1,200,000      1,199,816
   6.280% due 06/21/99               2,500,000      2,511,535         5.530% due 07/06/98 ~            4,500,000      4,496,544
Cogentrix Richmond (Paribas)                                          5.530% due 08/10/98              5,450,000      5,416,513
   5.570% due 07/10/98              11,100,000     11,084,543         5.530% due 08/14/98              5,000,000      4,966,206
Commercial Credit Co                                               Societe Generale N.A.
   5.500% due 09/09/98              10,000,000      9,893,056         5.520% due 07/07/98              6,500,000      6,494,020
Contimortgage                                                      Southern Co
   5.647% due 03/15/99 "             7,654,613      7,654,613         5.530% due 07/08/98 ~            7,800,000      7,791,613
   5.649% due 06/15/99 "             5,000,000      5,000,000      Triangle Fund
Duke Energy                                                           5.656% due 11/15/98 "           20,000,000     20,000,000
   5.500% due 08/14/98              10,000,000      9,932,778      Tribune Co
DVI Rec Corp                                                          5.490% due 07/23/98 ~           12,600,000     12,557,727
   5.690% due 03/10/99 "            10,224,846     10,223,467         5.510% due 07/29/98              8,000,000      7,965,716
Eaton Corp                                                         Westvaco Corp
   5.510% due 11/25/98              10,000,000      9,775,008         5.520% due 07/15/98             10,000,000      9,978,533
Electronic Data Systems Corp                                          5.550% due 07/07/98              5,000,000      4,995,375
   6.300% due 07/01/98               1,090,000      1,090,000         5.550% due 07/29/98              5,000,000      4,978,417
Equitable Resources                                                WFS Financial Auto Trust
   5.500% due 07/28/98 ~             5,000,000      4,979,375         5.658% due 07/20/99 "           20,000,000     20,000,000
Florida Power Corp                                                    5.910% due 12/20/98 "            1,349,505      1,349,776
   5.520% due 07/14/98               5,000,000      4,990,033      World Omni Auto
Fluor Corp                                                            5.655% due 04/14/99 "            8,000,000      8,000,000
                                                                                                                   -------------
   5.520% due 07/07/98              13,500,000     13,487,580
   5.520% due 07/31/98               6,500,000      6,470,100      Total Commercial Paper                           479,160,689
                                                                                                                   -------------
Ford Credit Auto
   5.748% due 10/15/98 "               782,645        782,645
Franklin Resources
   5.500% due 07/13/98 ~             6,700,000      6,687,717
   5.530% due 07/20/98 ~             7,000,000      6,979,570
   5.530% due 07/22/98 ~             6,600,000      6,578,709
   5.550% due 07/20/98               1,600,000      1,595,313
GE Capital
   5.510% due 10/02/98              15,000,000     14,786,487

See Notes to Financial Statements             See explanation of symbols on A-66

PACIFIC SELECT FUND
MONEY MARKET PORTFOLIO
Schedule of Investments (Continued)
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
                                                         PRINCIPAL
                                                          AMOUNT          VALUE
                                                          ------          -----

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 0.00%

State Street Bank and Trust
   4.250% due 07/01/98
   (Dated 06/30/98, repurchase price
   of $9,001; collateralized by U.S.
   Treasury Notes - market value
   $13,644 and due 02/15/20)                              $9,000         $9,000
                                                                   ------------


Total Securities Held Under Repurchase
   Agreement                                                              9,000
                                                                   ------------
Total Short-Term Investments
   (Cost $479,169,689)                                              479,169,689
                                                                   ------------

TOTAL MONEY MARKET PORTFOLIO
   (COST $479,169,689)                                             $479,169,689
                                                                   ------------


See Notes to Financial Statements             See explanation of symbols on A-66

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments
June 30, 1998 (Unaudited)
--------------------------------------------------------------     -------------------------------------------------------------
                                                   MARKET                                            PRINCIPAL        MARKET
                                    SHARES          VALUE                                              AMOUNT         VALUE
                                    ------         ------                                            ---------        ------
PREFERRED STOCKS - 1.18%                                           Portola Packaging
                                                                       10.750% due 10/01/05           $1,020,000     $1,078,650
Consumer Discretionary - 1.18%                                     Scotsman Group
                                                                       8.625% due 12/15/07             1,500,000      1,533,750
CSC Holdings Inc                         9,469     $1,091,302      United Defense Industries
Primedia                                25,000      2,437,500          8.750% due 11/15/07             4,000,000      4,060,000
Time Warner                              5,940        660,825      Westinghouse Air Brake
                                                --------------
                                                                       9.375% due 06/15/05               500,000        522,500
                                                                                                                   -------------
Total Preferred Stocks (Cost
 $3,744,249)                                        4,189,627                                                        25,289,275
                                                --------------                                                     -------------
                                                                   CONSUMER DISCRETIONARY - 32.28%

CONVERTIBLE PREFERRED STOCKS - 0.27%                               Advanstar Communications
                                                                       9.250% due 05/01/08 ~           2,000,000      2,022,500
CONSUMER DISCRETIONARY - 0.15%                                     Ameriserve Food Distribution
                                                                       8.875% due 10/15/06             2,000,000      2,010,000
Hilton Hotels                           20,000        525,000          10.125% due 07/15/07            1,000,000      1,035,000
                                                --------------
                                                      525,000      Capstar Hotel
                                                --------------
TECHNOLOGY - 0.12%                                                     8.750% due 08/15/07             1,500,000      1,563,750
                                                                   Chancellor Media Corp 'B'
Elsag Bailey                            10,000        423,750          10.500% due 01/15/07            1,500,000      1,676,250
                                                --------------
                                                      423,750      Comcast Corp
                                                --------------
                                                                       9.125% due 10/15/06             1,500,000      1,605,000
Total Convertible Preferred Stocks (Cost
 $813,700)                                            948,750      CSC Holdings Inc
                                                --------------
                                                                       7.875% due 12/15/07             3,000,000      3,165,000
                                                                       9.250% due 11/01/05             2,000,000      2,125,000
COMMON STOCK - 0.04%                                               Eagle Family Foods
                                                                       8.750% due 01/15/08 ~           2,000,000      1,960,000
CONSUMER DISCRETIONARY - 0.04%                                     Facilicom International
                                                                       10.500% due 01/15/08 ~          1,000,000        990,000
Globalstar Telecommunications                                      Ferrellgas Partners LP SEC 'B'
    Warrants                             1,250        148,750          9.375% due 06/15/06             2,000,000      2,132,500
                                                --------------
                                                                   Finlay Fine Jewelry
Total Common Stock (Cost $5)                          148,750          8.375% due 05/01/08             1,500,000      1,513,126
                                                --------------
                                                                   Foodmaker Inc
                                                                       8.375% due 04/15/08 ~           2,500,000      2,515,625
                                   PRINCIPAL                       Fox Liberty Net
                                    AMOUNT                             8.875% due 08/15/07             3,000,000      3,067,500
                                    ------
                                                                   Garden State Newspapers
CORPORATE BONDS & NOTES - 77.04%                                       8.750% due 10/01/09             2,000,000      2,040,000
                                                                   Global Crossing Holdings Ltd
CAPITAL GOODS - 7.12%                                                  9.625% due 05/15/08 ~           2,000,000      2,085,000
                                                                   Globalstar Telecommunications
Aviation Sales                                                         10.750% due 11/01/04            1,500,000      1,428,750
    8.125% due 02/15/08 ~           $1,000,000        980,000          11.375% due 02/15/04            2,250,000      2,193,750
BE Aerospace                                                       Granite Broadcasting Corp
    8.000% due 03/01/08              4,000,000      4,010,000          8.875% due 05/15/08 ~           1,500,000      1,526,250
    9.875% due 02/01/06              3,500,000      3,723,125      Gray Communications System
Furon Co                                                               10.625% due 10/01/06            1,000,000      1,102,500
    8.125% due 03/01/08 ~            2,000,000      2,005,000      Hammons Hotels (John Q.)
Graham Packaging Co Firsts FRN                                         8.875% due 02/15/04               500,000        506,250
    9.281% due 01/15/08 ~            1,500,000      1,507,500          9.750% due 10/01/05             3,000,000      3,195,000
Imperial Holly Corp                                                HMH Properties
    9.750% due 12/15/07              1,500,000      1,511,250          8.875% due 07/15/07             1,000,000      1,131,250
International Comfort Products                                     Holmes Products
    8.625% due 05/15/08 ~            3,000,000      2,992,500          9.875% due 11/15/07             1,000,000      1,035,000
Paragon Corp                                                       Interface Inc
    9.625% due 04/01/08 ~            1,500,000      1,365,000          9.500% due 11/15/05             3,000,000      3,225,000

See Notes to Financial Statements             See explanation of symbols on A-66

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
June 30, 1998 (Unaudited)

--------------------------------------------------------------     -------------------------------------------------------------
                                   PRINCIPAL       MARKET                                            PRINCIPAL        MARKET
                                    AMOUNT          VALUE                                              AMOUNT         VALUE
                                    ------          -----                                              ------         -----
Intermedia Communications                                          CONSUMER STAPLES - 4.94%
    8.500% due 01/15/08             $3,000,000     $3,015,000
    8.600% due 06/01/08 ~            3,500,000      3,543,750      AES Corp
    8.875% due 11/01/07              4,000,000      4,110,000          8.375% due 08/15/07            $1,500,000     $1,522,500
Iron Mountain Inc                                                      8.500% due 11/01/07             3,000,000      3,045,000
    8.750% due 09/30/09              1,000,000      1,030,000          10.250% due 07/15/06            4,000,000      4,360,000
    10.125% due 10/01/06             2,000,000      2,180,000      Aurora Foods
Jacor Communications                                                   8.750% due 07/01/08 ~           2,000,000      2,030,000
    8.000% due 02/15/10                500,000        507,500          9.875% due 02/15/07             2,000,000      2,130,000
    8.750% due 06/15/07              1,000,000      1,045,000      B&G Foods Inc
Jones Intercable Inc                                                   9.625% due 08/01/07             1,000,000      1,015,000
    7.625% due 04/15/08              3,000,000      3,045,000      Chiquita Brands International Inc
K-III Communications                                                   9.125% due 03/01/04               500,000        512,500
    8.500% due 02/01/06              2,500,000      2,550,000          10.250% due 11/01/06            1,500,000      1,631,250
L-3 Communications                                                 Southland Corp
    8.500% due 05/15/08              3,500,000      3,535,000          5.000% due 12/15/03             1,500,000      1,306,875
                                                                                                                   -------------
Lenfest Communications Inc                                                                                           17,553,125
                                                                                                                   -------------
    8.250% due 02/15/08 ~            2,000,000      2,090,000      ENERGY - 6.88%
    8.375% due 11/01/05              1,500,000      1,597,500
Level 3 Communications                                             California Energy Inc
    9.125% due 05/01/08              3,000,000      2,925,000          9.875% due 06/30/03             1,500,000      1,605,016
Nash Finch Co                                                          10.250% due 01/15/04            1,000,000      1,066,230
    8.500% due 05/01/08 ~            2,000,000      1,995,000      Calpine Corp
Nebraska Book Co                                                       8.750% due 07/15/07             1,000,000      1,032,500
    8.750% due 02/15/08 ~            4,000,000      3,840,000          10.500% due 05/15/06            1,500,000      1,646,250
Optel Inc                                                          Clark R&M Inc
    13.000% due 02/15/05               500,000        552,500          8.875% due 11/15/07             1,500,000      1,503,750
Pegasus Communications 'A'                                         Cross Timbers Oil Co
    9.625% due 10/15/05              1,000,000      1,032,500          8.750% due 11/01/09             1,500,000      1,511,250
Premier Parks Oper Inc                                             DI Industries
    9.250% due 04/01/06              1,000,000      1,037,500          8.875% due 07/01/07             3,500,000      3,395,000
    9.500% due 03/31/06              1,131,791      1,137,450      Forcenergy Inc
Prime Hospitality                                                      8.500% due 02/15/07             5,000,000      4,787,500
    9.750% due 04/01/07              3,000,000      3,202,500      Giant Industries
RCN Corp                                                               9.750% due 11/15/03             2,000,000      2,097,500
    10.000% due 10/15/07             1,000,000      1,035,000      HS Resources Inc
Rose Hills Acquisition Corp                                            9.250% due 11/15/06             2,000,000      2,025,000
    9.500% due 11/15/04              3,500,000      3,657,500      Tesoro Petroleum Corp
RSL Communications                                                     9.000% due 07/01/08 ~           3,250,000      3,250,000
    9.125% due 03/01/08 ~            3,000,000      2,925,000      Vintage Petroleum
SFX Entertainment Inc                                                  8.625% due 02/01/09               500,000        509,375
                                                                                                                   -------------
    9.125% due 02/01/08 ~            3,500,000      3,447,500                                                        24,429,371
                                                                                                                   -------------
Sinclair Broadcasting                                              FINANCIAL & BUSINESS SERVICES - 1.79%
    8.750% due 12/15/07              1,000,000      1,035,000
    9.000% due 07/15/07              3,000,000      3,135,000      AMRESCO Inc
Six Flags Theme Parks Inc                                              9.875% due 03/15/05             3,000,000      3,071,250
    8.500% due 11/30/04              3,368,209      3,397,683      Bank United Corp
Station Casino                                                         8.875% due 05/01/07             2,500,000      2,771,875
    9.625% due 06/01/03              2,000,000      2,075,000      Bell Atlantic Financial Services
Viacom International Inc                                               5.750% due 04/01/03 ~             500,000        511,875
                                                                                                                   -------------
    10.250% due 09/15/01             1,000,000      1,109,920                                                         6,355,000
                                                                                                                   -------------
Young America Corp                                                 HEALTH CARE - 8.92%
    11.625% due 02/15/06 ~           2,000,000      1,985,000
                                                --------------
                                                  114,623,804      Dade International Inc
                                                --------------
                                                                       11.125% due 05/01/06            1,500,000      1,680,000
                                                                   Genesis Health Care Ventures Inc
                                                                       9.250% due 10/01/06             4,000,000      4,060,000
                                                                       9.750% due 06/15/05               500,000        517,500

See Notes to Financial Statements             See explanation of symbols on A-66

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------     -------------------------------------------------------------
                                   PRINCIPAL       MARKET                                            PRINCIPAL        MARKET
                                    AMOUNT          VALUE                                              AMOUNT         VALUE
                                    ------          -----                                              ------         -----
Hudson Respiratory Care                                            Hayes Wheels International
    9.125% due 04/15/08 ~           $1,000,000       $980,000          9.125% due 07/15/07            $1,500,000     $1,578,750
Integrated Health                                                  Holt Group
    9.250% due 01/15/08              2,000,000      2,080,000          9.750% due 01/15/06 ~             700,000        703,500
    9.500% due 09/15/07              2,000,000      2,100,000      Hvide Marine Inc
    10.250% due 04/30/06             3,000,000      3,225,000          8.375% due 02/15/08             2,500,000      2,400,000
Magellan Health Services                                           Kitty Hawk Inc
    9.000% due 02/15/08 ~            2,000,000      1,995,000          9.950% due 11/15/04             1,000,000      1,040,000
Paragon Health Networks                                            Les Inc (Laidlaw)
    9.500% due 11/01/07              4,000,000      4,090,000          9.250% due 06/01/08 ~           2,000,000      2,030,000
Pharmerica Inc                                                     Navistar International
    8.375% due 04/01/08 ~            3,000,000      3,022,500          8.000% due 02/01/08             2,000,000      2,020,000
Sun Health Care Group Inc                                          Titan Wheel International
    9.375% due 05/01/08 ~              750,000        761,250          8.750% due 04/01/07             2,000,000      2,070,000
                                                                                                                   -------------
Tenet Healthcare Corp                                                                                                19,616,459
                                                                                                                   -------------
    8.125% due 12/01/08 ~            4,000,000      4,045,000      UTILITIES - 2.49%
    8.625% due 01/15/07              3,000,000      3,108,750
                                                --------------
                                                   31,665,000      Niagara Mohawk Power
                                                --------------
MATERIALS & PROCESSING - 5.94%                                         0.000% due 07/01/03 *           3,000,000      2,062,500
                                                                       7.750% due 10/01/08             2,000,000      2,062,500
Columbus McKinnon Corp                                             Vanguard Cellular
    8.500% due 04/01/08 ~            3,500,000      3,447,500          9.375% due 04/15/06             4,500,000      4,725,000
                                                                                                                   -------------
LTV Corp                                                                                                              8,850,000
                                                                                                                   -------------
    8.200% due 09/15/07              4,000,000      3,880,000
Polymer Group Inc                                                  Total Corporate Bonds & Notes
    9.000% due 07/01/07              3,000,000      3,048,750          (Cost $267,887,056)                          273,528,284
                                                                                                                   -------------
Ryerson Tull Inc
    9.125% due 07/15/06              1,000,000      1,081,250
Wesco Distributor                                                  CONVERTIBLE BONDS - 0.99%
    9.125% due 06/01/08 ~            3,000,000      2,973,750
Wheeling Pittsburgh                                                CONSUMER DISCRETIONARY - 0.27%
    9.250% due 11/15/07              3,000,000      3,075,000
WHX Corp                                                           The Learning Co
    10.500% due 04/15/05 ~           2,000,000      2,040,000          5.500% due 11/01/00             1,000,000        965,000
                                                                                                                   -------------
Wyman-Gordon Co                                                                                                         965,000
                                                                                                                   -------------
    8.000% due 12/15/07              1,500,000      1,530,000      CONSUMER STAPLES - 0.36%
                                                --------------
                                                   21,076,250
                                                --------------
TECHNOLOGY - 1.15%                                                 Chiquita Brands International Inc
                                                                       7.000% due 03/28/01             1,360,000      1,271,600
                                                                                                                   -------------
Dialogic Corp                                                                                                         1,271,600
                                                                                                                   -------------
    11.000% due 11/15/07             1,000,000      1,092,500      FINANCIAL & BUSINESS SERVICES - 0.14%
Viasystems
    9.750% due 06/01/07              3,000,000      2,977,500      FMC Corp
                                                --------------
                                                    4,070,000          6.750% due 01/16/05               500,000        491,475
                                                --------------                                                     -------------
TRANSPORTATION - 5.53%                                                                                                  491,475
                                                                                                                   -------------
                                                                   TECHNOLOGY - 0.22%
Accuride Corp
    9.250% due 02/01/08 ~            1,500,000      1,511,250      Kent Electronics Corp
American Commercial Lines                                              4.500% due 09/01/04             1,000,000        795,000
                                                                                                                   -------------
    10.250% due 06/30/08 ~           1,500,000      1,526,250                                                           795,000
                                                                                                                   -------------
Coach USA
    9.375% due 07/01/07              1,500,000      1,567,500      Total Convertible Bonds
Delco Remy International Inc                                           (Cost $3,344,431)                              3,523,075
                                                                                                                   -------------
    10.625% due 08/01/06             2,000,000      2,160,000
Federal-Mogul Corp
    7.875% due 07/01/10              1,000,000      1,009,209

See Notes to Financial Statements             See explanation of symbols on A-66

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------     -------------------------------------------------------------

                                   PRINCIPAL       MARKET                                            PRINCIPAL        MARKET
                                    AMOUNT          VALUE                                              AMOUNT         VALUE
                                    ------          -----                                              ------         -----

FOREIGN BONDS - 16.84%                                             GERMANY - 0.44%

ARGENTINA - 0.70%                                                  Fresensius Med Care Cap
                                                                       9.000% due 12/01/06            $1,500,000     $1,560,000
                                                                                                                   -------------
CEI Citicorp Holdings                                                                                                 1,560,000
                                                                                                                   -------------
    9.750% due 02/14/07             $1,500,000     $1,462,500      INDONESIA - 0.17%
Impsat Corp
    12.375% due 06/15/08 ~           1,000,000      1,015,000      Polysindo Pn
                                                --------------
                                                    2,477,500          11.000% due 06/27/01            3,000,000        600,000
                                                --------------
                                                                                                                   -------------
AUSTRALIA - 0.85%                                                                                                       600,000
                                                                                                                   -------------
                                                                   KAZAKHSTAN - 0.57%
Fox Family Worldwide Inc
    9.250% due 11/01/07              3,000,000      3,022,500      Republic of Kazakhstan
                                                --------------
                                                    3,022,500          8.375% due 10/02/02 ~           2,250,000      2,019,083
                                                --------------                                                     -------------
BAHAMAS - 0.88%                                                                                                       2,019,083
                                                                                                                   -------------
                                                                   MEXICO - 1.21%
Sun International Hotels Ltd
    8.625% due 12/15/07              1,000,000      1,037,500      Monterrey Power SA
    9.000% due 03/15/07              2,000,000      2,100,000          9.625% due 11/15/09 ~           2,500,000      2,268,750
                                                --------------
                                                    3,137,500      Petro Mexicano
                                                --------------
BRAZIL - 0.38%                                                         8.850% due 09/15/07             1,000,000        972,500
                                                                   United Mexican States
Globo Communicacoes PT 'B'                                             9.875% due 01/15/07             1,000,000      1,040,500
                                                                                                                   -------------
    10.500% due 12/20/06 ~           1,500,000      1,365,000                                                         4,281,750
                                                --------------                                                     -------------
                                                    1,365,000      NETHERLANDS - 0.58%
                                                --------------
CANADA - 6.02%
                                                                   Netia Holdings Bv
Doman Industries                                                       10.250% due 11/01/07            2,000,000      2,055,000
                                                                                                                   -------------
    9.250% due 11/15/07              1,000,000      1,005,000                                                         2,055,000
                                                                                                                   -------------
Hollinger Inc                                                      PHILIPPINES - 1.74%
    0.000% due 10/05/13 *            4,000,000      1,690,000
    8.625% due 03/15/05              2,000,000      2,100,000      Philippines Long Distance
    9.250% due 02/01/06                500,000        526,250          8.350% due 03/06/17             1,000,000        854,780
Loewen Group International Inc                                         9.250% due 06/30/06             3,000,000      2,910,000
    8.250% due 10/15/03              2,000,000      2,079,830      Universal Robina
MDC Communications                                                     8.375% due 12/19/06 ~           3,000,000      2,415,000
                                                                                                                   -------------
    10.500% due 12/01/06             1,500,000      1,582,500                                                         6,179,780
                                                                                                                   -------------
Metronet Commercials                                               RUSSIA - 0.50%
    0.000% due 06/15/03 ~ *          4,000,000      2,495,000
Millar Western                                                     Ministry of Finance
    9.875% due 05/15/08 ~            2,000,000      1,960,000          11.750% due 06/10/03 ~          2,000,000      1,780,000
                                                                                                                   -------------
Rogers Cablesystem Ltd                                                                                                1,780,000
                                                                                                                   -------------
    9.625% due 08/01/02                500,000        536,250      UNITED KINGDOM - 2.53%
    10.000% due 03/15/05             1,500,000      1,668,750
    10.000% due 12/01/07             1,000,000      1,112,500      Falcon Holding Group
Rogers Cantel                                                          8.375% due 04/15/10 ~           1,000,000      1,005,000
    8.300% due 10/01/07              3,000,000      2,925,000      Newsquest Capital PLC
    9.375% due 06/01/08              1,000,000      1,037,500          11.000% due 05/01/06            1,500,000      1,698,750
Rogers Communications Inc                                          Regional Independent Media
    2.000% due 11/26/05              1,000,000        638,750          10.500% due 07/01/08 ~          1,500,000      1,530,000
                                                --------------
                                                   21,357,330      Swiss Life Finance Ltd
                                                --------------
CAYMAN ISLANDS - 0.27%                                                 2.000% due 05/20/03 ~             500,000        523,750
                                                                   Telewest PLC
AC International                                                       9.625% due 10/01/06             4,000,000      4,235,000
                                                                                                                   -------------
    0.500% due 07/30/02              1,000,000        960,000                                                         8,992,500
                                                --------------                                                     -------------
                                                      960,000
                                                --------------
                                                                   Total Foreign Bonds
                                                                       (Cost $62,274,075)                            59,787,943
                                                                                                                   -------------

See Notes to Financial Statements                                                            See explanation of symbols on A-66

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
SCHEDULE OF INVESTMENTS. (CONTINUED)
JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------     -------------------------------------------------------------

                                   PRINCIPAL       MARKET          NOTES TO SCHEDULE OF INVESTMENTS
                                    AMOUNT          VALUE          --------------------------------
                                    ------          -----
                                                                   (a) At June 30, 1998, the net unrealized appreciation
U.S. TREASURY NOTE - 3.13%                                         (depreciation) of investments based on cost of investments for federal income tax purposes was as follows:
    5.875% due 11/30/01            $11,000,000    $11,113,479
                                                 -------------
                                                                   Tax cost basis                                   $350,848,313
                                                                                                                   =============

Total U.S. Treasury Note (Cost $10,967,571)        11,113,479      Aggregate gross unrealized appreciation for all
                                                 -------------
                                                                   investments in which there was an excess of value
                                                                   over tax cost                                      $9,870,627

                                                                   Aggregate gross unrealized depreciation for all
Total Investments in Securities                                    investments in which there was an excess of tax
    (Cost $349,031,082)                           353,239,908      cost over value                                    (5,661,801)
                                                --------------                                                     -------------
                                                                   Net unrealized appreciation                        $4,208,826
                                                                                                                   =============
                                                    VALUE
                                                    -----
COMMERCIAL PAPER - 0.51%

Electronic Data Systems Corp
    6.300% due 07/01/98 ~            1,410,000      1,410,000
Potomac Electric Power Co
    5.490% due 07/30/98                400,000        398,231
                                                --------------
Total Commercial Paper                              1,808,231
                                                --------------


SECURITIES HELD UNDER REPURCHASE
    AGREEMENT - 0.00%

State Street Bank and Trust
    4.250% due 07/01/98
    (Dated 06/30/98, repurchase price
    of $9,001; collateralized by U.S.
    Treasury Notes - market value
    $11,748 and due 05/15/16)            9,000          9,000
                                                --------------

Total Securities Held Under Repurchase
    Agreement                                           9,000
                                                --------------
Total Short-Term Investments
    (Cost $1,817,231)                               1,817,231
                                                --------------


TOTAL HIGH YIELD BOND PORTFOLIO
    (COST $350,848,313)                          $355,057,139
                                                ==============

See Notes to Financial Statements
                                                                                             See explanation of symbols on A-66

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------     -------------------------------------------------------------
                                   PRINCIPAL       MARKET                                            PRINCIPAL        MARKET
                                    AMOUNT          VALUE                                              AMOUNT         VALUE
                                   ---------       ------                                            ---------        ------
CORPORATE BONDS & NOTES - 28.34%                                   HEALTH CARE - 1.03%

CONSUMER DISCRETIONARY - 1.37%                                     Columbia/HCA Healthcare Mtn
                                                                       6.875% due 07/15/01            $3,100,000     $3,028,815
News Corp Ltd                                                          8.130% due 08/04/03             4,000,000      4,059,032
                                                                                                                   -------------
    0.000% due 06/15/99 *          $10,100,000     $9,481,375                                                         7,087,847
                                                --------------                                                     -------------
                                                    9,481,375      TECHNOLOGY - 1.41%
                                                --------------
CONSUMER STAPLES - 1.55%
                                                                   TCI Communication Inc
Nabisco Inc                                                            6.090% due 02/02/00             5,700,000      5,701,476
    6.125% due 02/01/33              5,000,000      4,961,535          7.250% due 06/15/99             4,000,000      4,046,600
                                                                                                                   -------------
RJR Holdings Capital Corp                                                                                             9,748,076
                                                                                                                   -------------
    8.000% due 07/15/01              3,000,000      3,042,963      TRANSPORTATION - 2.98%
RJR Nabisco Inc Mtn
    8.625% due 12/01/02              2,600,000      2,688,569      Continental Airline
                                                --------------
                                                   10,693,067          9.500% due 12/15/01             8,325,000      8,886,938
                                                --------------
ENERGY - 0.44%                                                     General Motors Acceptance Corp
                                                                       6.700% due 03/15/08 +           2,200,000      2,276,695
R&B Falcon Corp                                                    Northwest Airlines
    6.500% due 04/15/03 ~            3,000,000      3,004,722          10.530% due 01/15/09 ~ +        4,608,741      5,041,508
                                                --------------
                                                    3,004,722      UAL Equipment Trust
                                                --------------
FINANCIAL & BUSINESS SERVICES -                                        9.210% due 01/21/17               800,000        964,960
12.47%
                                                                       9.560% due 10/19/18             1,650,000      2,060,421
Advanta Corp 'C'                                                       10.850% due 02/19/15            1,000,000      1,343,055
                                                                                                                   -------------
    6.384% due 08/07/98              5,000,000      4,988,750                                                        20,573,577
                                                                                                                   -------------
Capital One Bank                                                   UTILITIES - 7.09%
    6.420% due 11/12/99              1,100,000      1,103,542
    6.825% due 07/26/99              3,800,000      3,824,632      AT&T Corp
    6.830% due 08/16/99              1,900,000      1,913,047          6.300% due 12/10/98            12,000,000     12,021,300
    7.200% due 07/19/99              3,300,000      3,333,356          6.380% due 08/28/98             8,000,000      8,002,640
Chrysler Financial Corp                                            California Energy
    5.776% due 01/30/02              9,700,000      9,711,960          10.250% due 01/15/04            4,000,000      4,264,920
Goldman Sachs FRN                                                  Consolidated Light & Power
    5.958% due 12/07/01 ~            8,000,000      8,044,408          5.500% due 02/01/99             6,000,000      5,954,298
Heller Financial                                                   El Paso Electric
    5.828% due 04/01/99             10,000,000     10,002,640          7.250% due 02/01/99               800,000        802,904
    5.908% due 07/07/00              5,000,000      5,001,870      Long Island Lighting
    6.250% due 01/15/99              3,400,000      3,404,695          5.250% due 12/01/26             1,500,000      1,500,000
    9.125% due 08/01/99              3,400,000      3,502,510          7.300% due 07/15/99             1,250,000      1,263,425
Lehman Brothers Holding FRN Mtn                                        7.300% due 01/15/00             3,250,000      3,264,202
    5.906% due 01/18/00              9,600,000      9,611,530      Texas-New Mexico Power
MBNA America Bank NA FRN                                               12.500% due 01/15/99            2,000,000      2,060,520
    5.825% due 08/07/01                500,000        495,885      Toledo Edison
    5.938% due 04/25/02              7,600,000      7,663,667          7.460% due 04/03/00               100,000        101,342
MBNA Corp                                                          Williams Cos
    6.075% due 12/01/99              2,800,000      2,802,615          6.000% due 01/30/00             9,700,000      9,706,664
                                                                                                                   -------------
Paine Webber Group Inc                                                                                               48,942,215
                                                                                                                   -------------
    6.284% due 11/27/00              1,700,000      1,720,137
Salomon Inc                                                        Total Corporate Bonds & Notes
    7.125% due 08/01/99              1,000,000      1,012,140          (Cost $194,096,394)                          195,563,326
                                                                                                                   -------------
Union Pacific Corp FRN Mtn
    5.945% due 05/22/00 ~ +          7,900,000      7,895,063
                                                --------------
                                                   86,032,447
                                                --------------

See Notes to Financial Statements             See explanation of symbols on A-66

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
June 30, 1998 (Unaudited)

--------------------------------------------------------------        -------------------------------------------------------------
                                       PRINCIPAL       MARKET                                            PRINCIPAL        MARKET
                                        AMOUNT          VALUE                                              AMOUNT         VALUE
                                        ------           ----                                              ------         -----
MORTGAGE-BACKED SECURITIES - 38.67%                                   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 6.20%

COLLATERALIZED MORTGAGE OBLIGATIONS - 1.41%                               6.500% due 07/21/28 # "        $4,500,000     $4,490,156
                                                                          6.500% due 08/19/28 # "         1,680,000      1,675,275
Citibank 1988-2                                                           6.875% due 03/20/24 "           1,572,294      1,610,248
    8.000% due 07/25/18 " +            $23,566        $23,747             6.875% due 02/20/27 "           2,228,716      2,280,641
Countrywide                                                               7.000% due 11/20/23 "           7,001,820      7,165,054
    6.750% due 05/25/24 "            1,000,000      1,003,455             7.000% due 10/20/24 "           1,636,813      1,680,584
    8.199% due 11/25/24 "              170,667        176,234             7.000% due 07/20/25 "           2,470,764      2,531,050
Ford Credit Auto Owner Trust                                              7.000% due 07/20/26 "           8,115,977      8,281,242
    6.100% due 03/15/00 "            1,447,309      1,450,833             7.000% due 11/20/26 "          11,248,814     11,473,003
Paine Weber                                                               7.000% due 12/20/26 "           1,327,111      1,353,633
    6.500% due 03/25/24 "               64,033         63,772             9.000% due 02/15/17 "              86,542         92,492
Residential Accredited Loans Inc                                          9.500% due 08/15/17 "              22,456         24,328
    7.500% due 03/25/27 " +          1,000,000      1,029,222             9.500% due 04/15/18 "               4,272          4,627
Residential Funding Corp                                                  9.500% due 09/15/18 "              83,902         90,865
    5.948% due 10/25/27 "              776,573        772,834             10.000% due 05/15/19 "             29,228         32,071
                                                                                                                      -------------
Resolution Trust Corp                                                                                                   42,785,269
                                                                                                                      -------------
    6.888% due 06/25/23 "               76,662         76,708
    7.500% due 08/25/23 "               76,440         76,703         STUDENT LOAN MORTGAGE ASSOCIATION - 2.10%
    8.000% due 04/25/25 " +          1,000,000      1,011,409
Salomon Brothers Mortgage Securities                                      5.652% due 04/25/04 "           2,099,744      2,099,744
    5.918% due 02/25/27 " +          4,003,164      4,010,670             5.873% due 04/25/07 " +         5,000,000      5,001,725
                                                --------------
                                                    9,695,587             6.080% due 06/30/00 "           7,400,000      7,402,812
                                                --------------
                                                                                                                      -------------
                                                                                                                        14,504,281
                                                                                                                      -------------
FEDERAL HOME LOAN MORTGAGE CORPORATION - 20.93%
                                                                      Total Mortgage-Backed Securities
    6.000% due 04/01/28 "            2,994,516      2,919,653             (Cost $264,239,821)                          266,869,407
                                                                                                                      -------------
    6.000% due 06/01/28 "          119,196,000    116,216,100
    6.500% due 09/15/22 "            9,161,000      9,083,223
    6.500% due 11/25/23 "              672,983        646,011         OTHER ASSET-BACKED SECURITIES - 0.56%
    6.500% due 07/14/28 # "          5,900,000      5,881,563
    7.500% due 01/15/27 "            7,004,611      7,278,211         Financial Asset Securities Corp
    7.500% due 09/20/26 "            2,279,574      2,388,560             6.500% due 04/16/03 ~ " +         693,257        692,933
                                                --------------
                                                  144,413,321         Fleet Credit Card
                                                --------------
                                                                          6.038% due 03/19/99 "           2,000,000      1,959,762
FEDERAL HOUSING AUTHORITY - 2.34%                                     GE Capital Mortgage
                                                                          6.500% due 04/25/24 "             111,091        110,769
    6.800% due 01/25/28 " +          4,500,000      4,517,590         Greenwich Capital Mortgage
    7.430% due 08/01/21 "              340,122        355,795             7.607% due 01/25/22 "              38,499         39,221
    7.430% due 02/01/23 "              361,697        378,783         Imperial Savings & Loans
    7.430% due 10/01/23 " +         10,110,319     10,547,880             9.900% due 02/25/18 " +            59,278         62,844
    7.539% due 05/01/23 "              365,498        375,846         Ryland Mortgage
                                                --------------
                                                   16,175,894             14.000% due 11/25/31 " +           63,768         70,713
                                                --------------
                                                                      Securities Assets Sales Inc
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 5.69%                             6.500% due 11/25/25 "             905,287        906,839
                                                                                                                      -------------

    5.850% due 01/25/17 "            8,800,000      8,770,397         Total Other Asset-Backed Securities
    5.950% due 07/27/28 # "         10,700,000     10,766,875             (Cost $3,879,849)                              3,843,081
                                                                                                                      -------------
    6.213% due 08/01/31 "            5,500,563      5,555,184
    6.234% due 04/01/27 "            4,338,020      4,341,139
    7.126% due 06/01/27 " +          4,130,974      4,189,066
    7.601% due 01/01/23 "            3,449,607      3,533,808
    7.606% due 01/01/25 "            1,000,923      1,024,723
    7.755% due 11/01/23 "              162,069        166,455
    7.774% due 12/01/22 "              901,571        947,408
                                                --------------
                                                   39,295,055
                                                --------------

See Notes to Financial Statements             See explanation of symbols on A-66

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------     -------------------------------------------------------------
                                   Principal       Market                                            Principal
                                    Amount          Value                                              Amount         Value
                                    ------          -----                                              ------         -----
U.S. TREASURY BONDS - 13.03%                                       COMMERCIAL PAPER - 12.58%

    6.000% due 02/15/26            $27,600,000    $28,721,278      American Express Credit
    6.125% due 11/15/27             57,100,000     61,203,172          5.500% due 07/29/98           $16,300,000    $16,230,272
                                                --------------
                                                                   Australian Wheat Board
Total U.S. Treasury Bonds                                              5.500% due 07/01/98               800,000        800,000
    (Cost $89,226,503)                             89,924,450      BellSouth Telecommunications
                                                --------------
                                                                       5.480% due 07/28/98             4,100,000      4,083,149
                                                                   duPont (EI) deNemours
U.S. TREASURY INFLATION                                                5.490% due 07/08/98             5,200,000      5,194,449
INDEX BOND - 0.71%                                                 Electricite De France
                                                                       5.480% due 07/15/98             2,200,000      2,195,312
    3.625% due 07/15/02              4,970,221      4,918,968      General Electric Capital
                                                --------------
                                                                       5.510% due 07/28/98            10,000,000      9,958,675
Total U.S. Treasury Inflation                                      General Motors Accept Corp
    Index Bond (Cost $4,950,076)                    4,918,968          5.500% due 07/15/98            16,000,000     15,965,777
                                                --------------
                                                                       5.510% due 07/29/98             2,200,000      2,190,572
                                                                   KFW International Financial
U.S. TREASURY NOTE - 1.19%                                             5.490% due 07/14/98            10,000,000      9,980,175
                                                                       5.490% due 07/16/98               900,000        897,941
    5.500% due 05/31/03              8,200,000      8,202,567          5.500% due 07/07/98             7,700,000      7,692,942
                                                --------------
                                                                       5.500% due 07/14/98             6,400,000      6,387,289
Total U.S. Treasury Note                                           National Rural Utility Corp
    (Cost $8,205,705)                               8,202,567          5.520% due 09/16/98             5,300,000      5,237,425
                                                --------------                                                      ------------

                                                                   Total Commercial Paper                            86,813,978
                                                                                                                    ------------
FOREIGN BONDS - 1.72%

MEXICO - 0.29%                                                     U.S. TREASURY BILLS - 0.61%

Banamex                                                                4.840% due 08/20/98 **             15,000         14,899
    9.125% due 04/06/00              2,000,000      2,033,750          4.940% due 07/23/98 **            535,000        533,444
                                                --------------
                                                    2,033,750          4.955% due 07/23/98 **            765,000        762,775
                                                --------------
UNITED KINGDOM - 1.43%                                                 4.975% due 07/23/98 **            845,000        842,542
                                                                       4.990% due 10/15/98 **            460,000        453,254
Lehman Brothers Holdings PLC                                           5.000% due 10/15/98 **             30,000         29,558
    5.980% due 09/03/02              9,900,000      9,886,140          5.015% due 10/15/98 **            295,000        290,644
                                                --------------
                                                    9,886,140          5.020% due 07/23/98 **            270,000        269,215
                                                --------------
                                                                       5.045% due 10/15/98 **             35,000         34,480
Total Foreign Bonds (Cost $11,794,373)             11,919,890          5.055% due 08/20/98 **            950,000        943,548
                                                --------------                                                      ------------

                                                                   Total U.S. Treasury Bills                          4,174,359
                                                                                                                    ------------
FOREIGN GOVERNMENT - 1.44%

Brazil - 1.44%

Republic of Brazil
    6.875% due 01/01/01             10,290,000      9,955,575
                                                --------------

Total Foreign Government (Cost $9,955,986)          9,955,575
                                                --------------


Total Investments in Securities
    (Cost $586,348,707)                           591,197,264
                                                --------------

See Notes to Financial Statements

                                              See explanation of symbols on A-66

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1998 (UNAUDITED)

------------------------------------------------------------------    -------------------------------------------------------------
                                         PRINCIPAL                    NOTES TO SCHEDULE OF INVESTMENTS
                                                                      ---------------------------------
                                          AMOUNT          VALUE
                                          ------          -----
SECURITIES  HELD  UNDER  REPURCHASE                                   (a) Securities with an approximate aggregate market value of
AGREEMENTS - 1.15%                                                    $4,174,359 have been segregated with the custodian to cover margin requirements for the following open interest rate
                                                                      futures contracts at June 30, 1998:
Morgan Stanley Dean Witter & Co
    5.650% due 07/01/98                                                                                  Number of     Unrealized
    (Dated 06/30/98, repurchase price                                                Type                Contracts    Appreciation
    of $2,300,361; collateralized by U.S.                             ------------------------------------------------------------
    Treasury Notes - market value                                     U.S. Treasury 5 year Notes (9/98)   1,480         $687,071
    $2,309,639 and due 02/29/00)          $2,300,000   $2,300,000     U.S. Treasury 30 year Bonds (9/98)    493          651,405
                                                     -------------                                                  -------------
                                                        2,300,000                                                     $1,338,476
                                                     -------------                                                  ==============

State Street Bank and Trust                                           (b) Transactions in options for the period ended June 30,
    4.250% due 07/01/98                                               1998 were as followed:
    (Dated 06/30/98, repurchase price                                                                     Number of
    of $5,597,661; collateralized by U.S.                                                                 Contracts       Premium
    Treasury Notes - market value                                                                         -----------------------
    $5,711,063 and due 08/15/08)           5,597,000    5,597,000     Outstanding, December 31, 1997           0              $0
                                                     -------------    Options Written                         176         87,055
                                                        5,597,000                                         ------------------------
                                                     -------------    Outstanding, June 30, 1998                 176     $87,055
                                                                                                          ========================

Total Securities Held Under Repurchase                                (c) At June 30, 1998, the net unrealized
    Agreements                                          7,897,000     appreciation (depreciation) of investments
                                                     -------------    based on cost of investments for federal
Total Short-Term Investments                                          income tax purposes was as follows:
    (Cost $98,884,830)                                 98,885,337
                                                     -------------    Tax cost basis                                $685,233,537
                                                                                                                ================
TOTAL MANAGED BOND PORTFOLIO
    (COST $685,233,537)                              $690,082,601     Aggregate gross unrealized appreciation
                                                     =============    for all investments in which there was an
                                                                      excess of value over tax cost                   $5,060,020
------------------------------------------------------------------
                                                                      Aggregate gross unrealized depreciation
                                                                      for all investments in which there was an
                                                                      excess of tax cost over value                     (210,956)
                                                                                                                ----------------
                                                                      Net unrealized appreciation                     $4,849,064
                                                                                                                ================

See Notes to Financial Statements               See explanations of symbols A-66

PACIFIC SELECT FUND
GOVERNMENT SECURITIES PORTFOLIO
SCHEDULE OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)

---------------------------------------------------------------    -----------------------------------------------------------------
                                       Principal      Market                                              Principal       Market
                                         Amount       Value                                                 Amount        Value
                                         ------       -----                                                 ------        -----
CORPORATE BONDS & NOTES - 6.69%                                    FEDERAL HOME LOAN MORTGAGE CORPORATION - 26.51%

FINANCIAL & BUSINESS SERVICES - 6.69%                                6.000% due 12/15/17 "                $2,464,754    $2,462,597
                                                                     6.000% due 04/01/28 "                 2,994,516     2,919,653
Asian Development Bank                                               6.000% due 07/01/28 "                36,382,500    35,472,938
    5.820% due 06/16/28 +            $2,050,000   $2,070,303         6.000% due 07/14/28 # "               1,750,000     1,706,250
Cit Group Holdings Mtn                                               6.750% due 02/01/08 + "                   3,064         3,082
                                                                                                                       -----------
    5.875% due 06/18/01               4,100,000    4,084,420                                                            42,564,520
                                                                                                                       -----------
International American Dev Bank                                    Federal Housing Authority - 0.40%
    9.450% due 09/15/98                 100,000      100,720
Key Bank North America                                               7.400% due 07/25/19 + "                 442,031       456,950
    6.052% due 04/24/03               4,500,000    4,484,115         7.430% due 07/01/21 "                   174,454       176,926
                                                 -----------                                                           -----------
                                                  10,739,558                                                               633,876
                                                 -----------                                                           -----------

                                                                   FEDERAL NATIONAL MORTGAGE ASSOCIATION - 7.91%

Total Corporate Bonds & Notes
    (Cost $10,746,673)                            10,739,558         6.000% due 12/25/08 "                 1,357,947     1,352,855
                                                 -----------
                                                                     6.060% due 03/25/27 "                 2,154,269     2,144,407
                                                                     6.160% due 02/01/17 "                   590,833       597,084
GOVERNMENT BOND - 0.34%                                              6.167% due 08/01/17 "                 2,087,874     2,096,685
                                                                     6.167% due 06/01/18 "                   201,680       203,826
Federal Farm Credit Bank                                             6.167% due 03/01/24 "                   191,729       193,441
    8.650% due 10/01/99                 530,000      548,800         6.167% due 08/01/24 "                   505,448       509,962
                                                 -----------
                                                                     6.167% due 07/01/26 "                   196,250       197,605
Total Government Bond (Cost $528,690)                548,800         6.167% due 10/01/27 "                   197,487       198,863
                                                 -----------
                                                                     6.167% due 11/01/27 "                   789,573       795,076
                                                                     6.312% due 03/01/18 "                 1,967,051     1,975,353
MORTGAGE-BACKED SECURITIES - 55.90%                                  6.500% due 02/18/04 "                 1,045,174     1,047,336
                                                                     7.606% due 01/01/25 "                   745,504       763,230
COLLATERALIZED MORTGAGE OBLIGATIONS - 7.37%                          7.774% due 12/01/22 "                   593,542       623,719
                                                                                                                       -----------
                                                                                                                        12,699,442
                                                                                                                       -----------
Bear Sterns Mortgage Securities Inc                                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 10.25%
    7.000% due 03/25/27 + "           1,000,000    1,012,990
Champion Home Loan Trust                                             6.500% due 08/19/28 "                 3,290,000     3,280,747
    7.851% due 05/25/28 + "           1,386,816    1,417,803         6.875% due 02/20/25 "                 1,196,198     1,220,568
Contimortgage Home Equity Loans                                      6.875% due 01/20/27 "                 2,134,307     2,180,447
    5.796% due 06/15/28 "             2,700,000    2,700,000         7.000% due 09/20/23 "                   124,341       127,355
Countrywide                                                          7.000% due 10/20/24 "                 1,091,209     1,120,389
    7.767% due 03/25/24 "               199,435      205,973         7.000% due 07/20/25 "                 3,144,609     3,221,336
    8.199% due 11/25/24 "               170,667      176,234         7.000% due 11/20/26 "                 1,915,779     1,953,960
GE Capital Mortgage                                                  7.000% due 12/20/26 "                 1,327,111     1,353,633
    5.500% due 02/25/09 "               961,084      952,891         7.375% due 05/20/23 "                   215,419       220,574
    6.500% due 04/25/24 "                74,060       73,846         7.375% due 05/20/26 "                 1,593,167     1,628,547
Residential Accredited Loans Inc                                     9.000% due 01/15/17 # "                 140,797       150,477
                                                                                                                       -----------
    7.500% due 03/25/27 + "           3,000,000    3,087,666                                                            16,458,033
                                                                                                                       -----------
Residential Funding Corp                                           STUDENT LOAN MORTGAGE ASSOCIATION - 3.46%
    8.227% due 03/25/25 "               153,729      159,215
Resolution Trust Corp                                                5.652% due 04/25/04 "                 1,049,872     1,049,872
    7.500% due 08/25/23 "                38,221       38,352         5.873% due 04/25/07 "                 1,900,000     1,900,656
Salomon Brothers Mortgage Securities                                 6.080% due 06/30/00 "                 2,600,000     2,606,500
                                                                                                                       -----------
    5.918% due 02/25/27 + "           2,001,582    2,005,335                                                             5,557,028
                                                 -----------                                                           -----------
                                                  11,830,305
                                                 -----------
                                                                   Total Mortgage-Backed Securities
                                                                    (Cost $89,171,223)                                  89,743,204
                                                                                                                       -----------

See Notes to Financial Statements             See explanation of symbols on A-66

PACIFIC SELECT FUND
GOVERNMENT SECURITIES PORTFOLIO
Schedule of Investments (Continued)
June 30, 1998 (Unaudited)

--------------------------------------------------------------     -------------------------------------------------------------

                                   PRINCIPAL       MARKET                                            PRINCIPAL        MARKET
                                    AMOUNT          VALUE                                              AMOUNT         VALUE
                                    ------          -----                                              ------         -----
OTHER ASSET-BACKED SECURITIES - 8.35%                              U.S. TREASURY NOTE - 0.38%

Citibank 1988-2                                                        5.500% due 05/31/03              $600,000       $600,188
                                                                                                                   -------------
    8.000% due 07/25/18 + "            $12,610        $12,706
Financial Asset Securities Corp                                    Total U.S. Treasury Note
    6.500% due 04/16/03 + "          1,386,513      1,385,867          (Cost $600,278)                                  600,188
                                                                                                                   -------------
Firstplus Home Loan Trust
    6.050% due 01/10/04 "              649,451        649,013
    6.310% due 04/10/23 "              934,587        934,629      FOREIGN BOND - 1.36%
Ford Credit Auto Owner Trust
    6.100% due 03/15/00 "            2,442,334      2,448,281      GERMANY - 1.36%
Greenwich Capital Mortgage
    7.607% due 01/25/22 + "             57,748         58,832      Bundes Republic
Home Savings                                                           5.625% due 01/04/28             3,800,000      2,181,637
                                                                                                                   -------------
    5.894% due 05/25/27 + "            359,854        352,376
Imperial Savings & Loans                                           Total Foreign Bond (Cost $2,193,905)               2,181,637
                                                                                                                   -------------
    8.840% due 07/25/17 "               12,652         12,616
    9.900% due 02/25/18 + "             59,278         62,844
Ryland Mortgage                                                    Total Investments in Securities
    5.000% due 11/25/31 + "             94,691         91,066          (Cost $138,495,403)                          139,176,844
                                                                                                                   -------------
    6.624% due 10/01/27 + "          1,376,916      1,377,346
Ryland Sec (First Nationwide Trust)
    6.874% due 10/25/18 + "            619,726        617,771                                                         Value
                                                                                                                      -----
Southern Pacific Secured Assets Co
    5.826% due 06/25/28 "            2,800,000      2,800,000      COMMERCIAL PAPER - 12.17%
The Money Store Home Equity
    6.205% due 03/15/12 + "          2,600,000      2,600,975      American Express Credit
                                                --------------
                                                                       5.500% due 07/29/98             4,200,000      4,182,033
Total Other Asset-Backed Securities                                Bankers Trust
    (Cost $13,399,472)                             13,404,322          5.900% due 07/14/98             4,000,000      4,000,000
                                                --------------
                                                                   Ford Motor Credit Co
                                                                       5.840% due 07/10/98               100,000         99,854
STRIPPED MORTGAGE-BACKED SECURITIES - 0.05%                        General Motors Accept Co
                                                                       5.520% due 07/22/98             3,600,000      3,588,408
FHLMC (IO)                                                         KFW International Financial
    6.500% due 09/15/18 + "            839,313         82,783          5.490% due 07/16/98             1,500,000      1,496,569
                                                --------------
                                                                       5.490% due 07/27/98             1,000,000        996,035
Total Stripped Mortgage-Backed Securities                          Minnesota Mining & Manufacturing
    (Cost $92,080)                                     82,783          5.480% due 07/17/98             2,300,000      2,294,398
                                                --------------
                                                                   National Rural Utility Coop
                                                                       5.490% due 09/10/98             1,100,000      1,087,823
U.S. TREASURY BONDS - 12.69%                                           5.510% due 08/17/98               400,000        397,123
                                                                   Southwest Public Service
    6.000% due 02/15/26              3,400,000      3,538,128          5.500% due 07/10/98             1,400,000      1,398,075
                                                                                                                   -------------
    6.125% due 11/15/27             15,700,000     16,832,417
                                                --------------
                                                                   Total Commercial Paper                            19,540,318
                                                                                                                   -------------
Total U.S. Treasury Bonds
    (Cost $20,247,746)                             20,370,545
                                                --------------
                                                                   U.S. TREASURY BILLS -  0.65%

U.S. TREASURY INFLATION                                                4.940% due 07/23/98 **            795,000        792,581
INDEX BOND - 0.94%                                                     4.990% due 10/15/98 **            200,000        197,067
                                                                       5.055% due 08/20/98 **             50,000         49,649
                                                                                                                   -------------
    3.625% due 07/15/02              1,521,496      1,505,807
                                                --------------
                                                                   Total U.S. Treasury Bills                          1,039,297
                                                                                                                   -------------
Total U.S. Treasury Inflation
   Index Bond (Cost $1,515,336)                     1,505,807
                                                --------------

See Notes to Financial Statements             See explanation of symbols on A-66

PACIFIC SELECT FUND
GOVERNMENT SECURITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
                                                 PRINCIPAL
                                                  AMOUNT             VALUE
                                                  ------             -----
SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 0.48%

State Street Bank and Trust
    4.250% due 07/01/98
    (Dated 06/30/98, repurchase price
    of $775,091; collateralized by U.S.
    Treasury Notes - market value
    $791,100 and due 11/15/07)                   $775,000              $775,000
                                                                   ------------

Total Securities Held Under Repurchase
    Agreement                                                           775,000
                                                                   ------------
Total Short-Term Investments
    (Cost $21,354,849)                                               21,354,615
                                                                   ------------
TOTAL GOVERNMENT SECURITIES
    PORTFOLIO (COST $159,850,252)                                  $160,531,459
                                                                   ============

-------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS
--------------------------------

(a) Securities with an approximate aggregate market value of $1,039,297 have been segregated with the custodian to cover margin requirements for the following open interest rate futures contracts at June 30, 1998:

                                             Number of              Unrealized
               Type                          Contracts             Appreciation
-------------------------------------------------------------------------------
U.S. Treasury 5 year Notes (9/98)               117                    $77,367
U.S. Treasury 30 year Bonds (9/98)              114                    176,687
                                                                 --------------
                                                                      $254,054
                                                                 ==============

(b) Transactions in options for the period ended June 30, 1998 were as followed:

                                        Number of
                                        Contracts                 Premium
                                   --------------------------------------------
Outstanding, December 31, 1997               0                            $0
Options Written                             32                        15,828
                                   --------------------------------------------
Outstanding, June 30, 1998                  32                       $15,828
                                   ============================================

(c) Forward foreign currency contracts outstanding at June 30, 1998, were summarized as follows:
                                             Principal
               Contracts                       Amount
               To Buy or      Expiration     Covered By          Unrealized
     Type       To Sell         Month         Contract           Appreciation
-------------------------------------------------------------------------------
     DM          Sell            9/98        $2,278,523             $13,302
                                                                 ==============
            Principal amount denoted in the indicated currency:
              DM - German  Mark

(d) At June 30, 1998, the net unrealized appreciation (depreciation) of investments based on cost of investments for federal income tax purposes was as follows:

Tax cost basis                                                   $159,869,843
                                                                 ==============

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost                  $762,935

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                  (101,319)
                                                                 --------------
Net unrealized appreciation                                          $661,616
                                                                 ==============

See Notes to Financial Statements

PACIFIC SELECT FUND
GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)

----------------------------------------------------------       --------------------------------------------------------------
                                                   MARKET                                                            MARKET
                                    SHARES          VALUE                                              SHARES         VALUE
                                    ------         ------                                              ------        ------
COMMON STOCKS - 96.89%                                           Fresh Del Monte Produce Inc *         187,000     $3,541,313
                                                                 Nature's Sunshine Products Inc         58,800      1,326,675
CAPITAL GOODS - 3.24%                                            Robert Mondavi 'A' *                   55,300      1,569,138
                                                                 Topps Company (The)                   172,000        532,125
Bangag Inc                            45,000     $1,755,000      Tyson Foods Inc 'A'                    65,000      1,409,687
                                                                                                                 -------------
Fuller (HB)                           48,000      2,661,000                                                        14,996,750
                                                                                                                 -------------
GaSonics International Corp *        190,000      1,330,000      ENERGY - 5.90%
Phototronics Inc *                    80,000      1,765,000
Silicon Valley Group *                93,000      1,493,813      Benton Oil & Gas *                    160,000      1,700,000
                                              --------------
                                                  9,004,813      Coflexip                               24,852      1,519,078
                                              --------------
CONSUMER DISCRETIONARY - 31.26%                                  KN Energy Inc                          66,200      3,587,212
                                                                 Louis Dreyfus Natural Gas *           120,000      2,272,500
Alyn Corp *                           67,300        403,800      NGC Corp                              233,000      2,912,500
American Disposal Services Inc *      90,000      4,218,750      R&B Falcon Corp *                      72,000      1,629,000
AnnTaylor Stores Corp *              130,000      2,754,375      Ranger Oil Ltd                        200,000      1,462,500
Authentic Fitness Corp                90,000      1,423,125      San Juan Basin Realty Trust           175,000      1,323,437
                                                                                                                 -------------
Banta Corp                            85,500      2,639,812                                                        16,406,227
                                                                                                                 -------------
BHC Communications 'A'                12,200      1,711,812      FINANCIAL & BUSINESS SERVICES - 11.95%
Big City Radio Inc *                 206,900      1,681,063
Cablevision Systems Corp 'A' *        52,000      4,342,000      BA Merchant Services Inc 'A' *         90,000      1,816,875
CapStar Hotel *                       50,200      1,405,600      Bank United Corp                       60,000      2,872,500
Chris-Craft Industries Inc *          31,827      1,740,539      Coast Federal Lit CP RTS Trust *       51,000        771,375
CKS Group Inc *                       73,800      1,328,400      Commerce Bancshares                    25,423      1,240,960
Cole National Corp 'A' *              28,900      1,156,000      Community First Bankshares            120,000      3,142,500
Comsat Corp                           43,000      1,217,438      Community Savings Bankshares Inc        1,300         42,900
Globalstar Telecommunications *      223,052      6,022,404      Credit Acceptance Corp *              151,900      1,291,150
GT Bicycles *                         93,200        681,525      ESG Re Ltd                             22,300        482,238
Intrawest Corp                       152,300      3,036,481      Fidelity Bankshares Inc                 2,000         57,250
Ionics Inc *                          70,000      2,581,250      First Midwest Bancorp                  17,587        773,278
Jacor Communications *                23,000      1,357,000      Hambrecht & Quist *                    80,200      2,912,262
Jones Intercable 'A'                 149,800      3,745,000      Harbor Florida Bancshares             100,000      1,193,750
Libbey Inc                            75,000      2,873,438      Harleysville Group Inc                 90,000      1,867,500
Lojack Corp *                        150,000      1,865,625      Hibernia Corp 'A'                      82,200      1,659,413
Nine West Group *                     63,000      1,689,188      Imperial Credist Commercial           143,000      1,867,938
Nu Skin Asia Pacific *                86,300      1,682,850      Insignia Financial Group Inc 'A' *    103,500      2,535,750
NY Magic                              28,000        766,500      Keystone Financial                     50,000      1,850,000
Peregrine Systems Inc *              162,000      4,617,000      Pacific Bank N.A.                      12,300        676,500
Picturetel Corp *                     55,600        514,300      Peoples Heritage Bank                  96,000      2,268,000
Pixar Inc *                           70,700      4,268,513      Renaissance Worldwide *                50,000      1,087,500
Rio Hotel & Casino Inc *              73,500      1,387,313      Waste Mgmt International Inc ADR *    257,200      2,797,050
                                                                                                                 -------------
RPM Inc                              132,500      2,252,500                                                        33,206,689
                                                                                                                 -------------
Ruby Tuesday Inc                      86,600      1,342,300      HEALTH CARE - 7.58%
Sizzler International Inc            183,800        505,450
Spelling Entertainment Group          60,900        570,937      1-800 Contacts *                      110,700      1,688,175
Standard Products                     54,500      1,532,812      Alternative Living Services *          87,500      2,362,500
Tefron Ltd *                         100,000      2,200,000      Apria Healthcare Group *              144,400        965,675
Total Control Products Inc *         162,000      1,437,750      Cardiac Pathways Corp *                13,700         97,612
Viatel Inc *                         292,000      4,964,000      CORR Therapeutics *                   140,000      1,942,500
White Cap Industries *               120,100      2,161,800      Depuy Inc                              72,000      2,034,000
Williams Sonoma *                     63,000      2,004,187      Gensia Inc *                              426          1,704
Young Broadcasting Corp 'A' *         40,000      2,600,000      Gilead Sciences *                      80,000      2,565,000
Ziff-Davis Inc *                     157,700      2,188,087      Heska Corp *                          125,000      1,382,813
                                              --------------
                                                 86,870,924      Millennium Pharmaceuticals *           32,400        457,650
                                              --------------
CONSUMER STAPLES - 5.40%                                         Ocular Science Inc *                   95,000      3,087,500
                                                                 Protein Design Laboratories Inc *      40,000        963,750
Corn Products International Inc      127,700      4,325,837      Quintiles Transnational *              48,000      2,361,000
Cymer Inc *                          130,200      2,099,475      Wesley Jessen Visioncare *             50,000      1,156,250
                                                                                                                 -------------
Firearms Training Systems *           77,000        192,500                                                        21,066,129
                                                                                                                 -------------

See Notes to Financial Statements             See explanation of symbols on A-66

PACIFIC SELECT FUND
GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------     -------------------------------------------------------------
                                                       MARKET                                                            MARKET
                                        SHARES          VALUE                                              SHARES         VALUE
                                        ------         ------                                              ------        ------
Materials & Processing - 4.74%                                     UTILITIES - 2.24%

CB Commercial Real Estate Services *    24,700       $825,906      Aspect Telecommunications *            70,000     $1,916,250
Granite Construction                    54,000      1,653,750      ICG Communications *                   70,000      2,559,375
Holophane *                             87,850      2,240,175      SmarTalk TeleServices *               120,000      1,747,500
                                                                                                                   -------------
Ivex Packaging Corp *                  120,500      2,801,625                                                         6,223,125
                                                                                                                   -------------
Martin Marietta Materials               48,600      2,187,000
OM Group Inc                            42,000      1,732,500      Total Common Stocks (Cost $224,056,384)          269,248,660
                                                                                                                   -------------
Pentair Inc                             40,700      1,729,750
                                                --------------
                                                   13,170,706      Total Investments in Securities
                                                --------------
TECHNOLOGY - 16.15%                                                   (Cost $224,056,384)                           269,248,660
                                                                                                                   -------------

Acclaim Entertainment Inc *            240,500      1,427,969                                         PRINCIPAL
Applied Graphics Technologies Inc *     40,000      1,830,000                                          AMOUNT         VALUE
                                                                                                       ------         -----
BE Semiconductor *                      52,500        446,250
Caraustar Industries Inc                55,500      1,602,563      SECURITIES HELD UNDER REPURCHASE
Comverse Technology *                   15,340        795,762      AGREEMENT - 3.11%
Data General Corp *                     85,000      1,269,687
Digital Microwave *                    206,900      1,500,025      State Street Bank and Trust
Etec Systems Inc *                      80,200      2,822,037         4.250% due 07/01/98
Harmon International                    23,800        916,300         (Dated 06/30/98, repurchase price
Indus International Inc *              114,000      1,368,000         of $8,644,020; collateralized by U.S.
Integrated Process Equipment Corp *     70,000        787,500         Treasury Notes - market value
KLA-Tencor Corp *                       36,000        996,750         $8,820,419 and due 08/15/08)    $8,643,000      8,643,000
                                                                                                                   -------------
Kulicke & Soffa Industries *           145,000      2,465,000
Lam Research *                          60,000      1,147,500      Total Securities Held Under Repurchase
Macromedia Inc *                       313,100      5,851,056         Agreement                                       8,643,000
                                                                                                                   -------------
Microchip Technology Inc *              66,775      1,744,497
Novellus Systems *                     145,000      5,174,688      Total Short-Term Investment
Remedy Corp *                          132,000      2,244,000         (Cost $8,643,000)                               8,643,000
                                                                                                                   -------------
Security Dynamics Technologies *       143,000      2,645,500
Sensormatic Electric                   106,600      1,492,400
Structural Dynamics Research Corp *     63,047      1,457,962      TOTAL GROWTH PORTFOLIO
Teleflex                                54,800      2,082,400         (COST $232,699,384)                          $277,891,660
                                                                                                                   -------------
Tier Technologies Inc 'B' *             90,000      1,603,125
Vantive Corp *                          59,400      1,217,700
                                                --------------
                                                   44,888,671
                                                --------------
TRANSPORTATION - 8.43%                                             NOTES TO SCHEDULE OF INVESTMENTS
                                                                   --------------------------------

America West Holdings Corp 'B' *       145,300      4,150,131      (a) At June 30, 1998, the net unrealized appreciation
ARCTIC Cat Inc                         132,000      1,303,500      (depreciation) of investments based on cost of investments
Dollar Thrifty Group *                 175,000      2,318,750      for federal income tax purposes was as follows:
Hayes Lemmerz International Inc *       61,100      2,428,725
Hub Group Inc 'A' *                     62,000      1,309,750      Tax cost basis                                  $232,699,384
                                                                                                                   -------------
Landstar System Inc *                   86,500      3,022,094
Lear Seating Corp *                     29,400      1,508,588      Aggregate gross unrealized appreciation for all investments
M.S. Carriers Inc *                     46,000      1,247,750      in which there was an excess of value over
                                                                   tax cost                                         $66,252,232
Polaris Industries                     107,500      4,044,687
Seacor Holdings Inc *                   25,900      1,587,995      Aggregate gross unrealized depreciation for all investments
U.S. Freightways Corp                   15,000        492,656      in which there was an excess of tax cost
                                                                   over value                                       (21,059,956)
                                                --------------                                                     -------------
                                                   23,414,626
                                                --------------
                                                                   Net unrealized appreciation                      $45,192,276
                                                                                                                   -------------

See Notes to Financial Statements           See explanation of symbols on A-66

PACIFIC SELECT FUND
AGGRESSIVE EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)

===============================================================   =========================================================
                                                        MARKET                                                     MARKET
                                        SHARES          VALUE                                          SHARES      VALUE
                                        ------          -----                                          ------      -----
COMMON STOCKS - 90.02%                                            Sola International *                 75,000    $2,451,563
                                                                  STERIS Corp *                        75,000     4,769,531
Capital Goods - 0.11%                                                                                           -----------
                                                                                                                 10,833,282
Sealed Air Corp *                       5,100          $187,425                                                 -----------
                                                      ---------   MATERIALS & PROCESSING - 7.98%
                                                        187,425
                                                      ---------   Bethlehem Steel Corp *              120,000     1,492,500
CONSUMER DISCRETIONARY - 17.47%                                   Cone Mills Corp *                   270,000     2,328,750
                                                                  Georgia Gulf Corp                   120,000     2,737,500
Barnes & Noble Inc *                   50,000         1,871,874   Hawk Corp *                          50,000       881,250
Brass Eagle Inc *                     220,000         3,382,500   Louisiana Pacific Corp              100,000     1,825,000
Cablevision Systems Corp 'A' *         60,000         4,781,220   Martin Marietta Materials           100,000     4,500,000
CYRK Inc *                            160,000         1,760,000                                                 -----------
First Brands Corp                     120,000         3,075,000                                                  13,765,000
Hearst-Argyle Television Inc *        145,000         5,800,000                                                 -----------
Metro Networks Inc *                   50,000         2,156,250
Steelcase Inc                         132,500         3,445,000   TECHNOLOGY - 10.95%
Tandy Corp                             10,000           530,625
TCI Satellite Entertainment 'A' *     200,000         1,175,000   Bay Networks Inc *                   61,100     1,970,475
Tele-Communications 'A' *             108,000         2,170,125   Ceridian Corp *                     118,100     6,938,375
                                                     ----------   Policy Management Systems *         130,000     5,102,500
                                                     30,147,594   Stratus Computer *                   50,000     1,265,625
                                                     ----------   TCI Ventures Group 'A' *            180,000     3,611,250
CONSUMER STAPLES - 5.74%                                                                                        -----------
                                                                                                                 18,888,225
Delta and Pine Land                    75,000         3,337,500                                                 -----------
Food Lion Inc 'B'                     320,000         3,400,000   TRANSPORTATION - 6.05%
Genesis Direst Inc                    120,000         1,335,000
Lunar Corp                            100,000         1,837,500   Federal-Mogul Corp                   45,000     3,037,500
                                                     ----------   Knightsbridge Tankers Ltd            75,000     2,006,250
                                                      9,910,000   Marine Transport Corp *              30,000       121,875
                                                     ----------   OMI Corp *                          375,000     3,000,000
ENERGY - 7.14%                                                    Regal Beloit Corp                    80,000     2,280,000
                                                                                                                -----------
Brown (Tom) Inc *                     100,000         1,881,250                                                  10,445,625
Ceanic Homes Inc *                     79,200         1,534,500                                                 -----------
Diamond Offshore Drilling              50,100         2,004,000   UTILITIES - 1.90%
Louis Dreyfus Natural Gas *           150,000         2,840,625
Vastar Resources Inc                   75,000         3,276,563   Hyperion Telecomm Inc 'A' *          50,000       784,375
Willbros Group Inc *                   50,000           781,250   NEXTEL Communications Inc           100,000     2,487,500
                                                     ----------                                                 -----------
                                                     12,318,188                                                   3,271,875
                                                     ----------                                                 -----------
FINANCIAL & BUSINESS SERVICES - 26.40%
                                                                  Total Common Stocks (Cost $157,323,578)       155,318,514
                                                                                                                -----------
Berkley (W.R.) Corp                    65,000         2,604,062
Boston Properties                      50,000         1,725,000
GMAC Investment Corp                   75,000         4,612,500   FOREIGN COMMON STOCKS - 6.64%
Glenborough Realty Trust Inc          100,000         2,637,500
Heller Financial Inc *                 80,300         2,409,000
Legg Mason Inc                         70,000         4,029,375   CANADA - 1.97%
Life Re Corp                           75,000         6,150,000
Price (T Rowe) Associates             131,600         4,943,225   Clearnest Communications 'A' *      130,000     1,430,000
Providian Corp                         68,600         5,389,388   Newcourt Credit Group Inc            40,000     1,967,500
ReliaStar Financial Corp               65,000         3,120,000                                                 -----------
Sovereign Bancorp Inc                 200,000         3,268,750                                                   3,397,500
Spieker Properties                     50,000         1,937,500                                                 -----------
UICI *                                100,000         2,725,000   FRANCE - 1.41%
                                                     ----------
                                                     45,551,300   Coflexip Sponsored ADR
                                                     ----------
HEALTH CARE - 6.28%                                               NORWAY - 1.62%                       40,000     2,445,000
                                                                                                                -----------
Algos Pharmaceuticals Corp *           60,000         1,620,000                                                   2,445,000
Datascope Corp *                       75,000         1,992,188                                                 -----------
                                                                  Stolt Comex Seaway SA *              99,300     1,923,938
                                                                  Stolt Comex Seaway SA ADR *          49,650       868,875
                                                                                                                -----------
                                                                                                                  2,792,813
                                                                                                                -----------

See Notes to Financial Statements            See explanation of symbools on A-66

PACIFIC SELECT FUND
AGGRESSIVE EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1998 (UNAUDITED)

-----------------------------------------------------------------       -----------------------------------------------------------
                                                       MARKET           NOTES TO SCHEDULE OF INVESTMENTS
                                         SHARES        VALUE            ---------------------------------
                                         ------        -----
                                                                        (a) At June 30, 1998, the net unrealized appreciation
UNITED KINGDOM - 1.64%                                                  (depreciation) of investments based on cost of investments for federal income tax purposes was as follows:
Willis Corroon Group PLC ADR            225,000      $  2,826,562
                                                  ---------------
                                                        2,826,562       Tax cost basis                               $175,210,488
                                                  ---------------                                                   ---------------

Total Foreign Common Stocks                                             Aggregate gross unrealized appreciation for
                                                                        all investments in which there was an excess
    (Cost $12,122,910)                                 11,461,875       of value over tax cost                       $  8,721,202
                                                  ---------------

                                                                        Aggregate gross unrealized depreciation for all
                                                                        investments in which there was an excess of tax
Total Investments in Securities                                         cost over value                                (11,387,301)
                                                                                                                    ---------------
    (Cost $169,446,488)                               166,780,389
                                                  ---------------

                                                                        Net unrealized depreciation                  $  (2,666,099)
                                                                                                                    ================

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       ------          -----

SHORT-TERM INVESTMENT - 3.34%

State Street Cayman Islands
    5.250% due 07/01/98              $5,764,000         5,764,000
                                                  ---------------

Total Short-Term Investment
    (Cost $5,764,000)                                   5,764,000
                                                  ---------------


TOTAL AGGRESSIVE EQUITY PORTFOLIO
    (COST $175,210,488)                              $172,544,389
                                                  ===============

See Notes to Financial Statements            See explanations of symbols on A-66

PACIFIC SELECT FUND
GROWTH LT PORTFOLIO
SCHEDULE OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)

-----------------------------------------------------------------     -----------------------------------------------------------
                                                       MARKET                                                           MARKET
                                        SHARES         VALUE                                             SHARES         VALUE
                                        ------         -----                                             ------         ------
COMMON STOCKS - 91.33%                                                TECHNOLOGY - 33.01%

CONSUMER DISCRETIONARY - 32.56%                                       America Online Inc                   306,864   $ 32,527,584
                                                                      Analog Devices *                      94,049      2,310,079
Amazon.Com Inc *                            99,560   $  9,931,110     Aspen Technology Inc *               386,380     19,512,190
Aspect Communications *                     22,325      1,688,328     At Home Corp 'A' *                   262,465     12,417,875
CBS Corp                                   421,445     13,380,878     Cadence Design Systems Inc *         539,235     16,851,094
Chancellor Media Corp *                    198,025      9,833,179     CISCO Systems Inc *                  377,745     34,776,148
Comcast Corp 'A' Specialty               1,092,180     44,335,682     Dell Computer Corp *                 156,945     14,566,458
Costco Cos *                               160,555     10,125,000     General Instrument Corp *            219,465      5,966,704
Cox Communications                         258,890     12,539,984     Intuit Inc *                         190,490     11,667,513
Mediaone Group Inc *                       900,005     39,543,970     JDA Software Group Inc *             173,965      7,610,969
Snyder Communications *                    117,005      5,148,220     Maxim Integrated Products *          221,695      7,024,960
Tele-Communications 'A' *                1,139,015     43,780,889     Microsoft Corp *                     406,380     44,041,433
Tele-Communications Liberty 'A' *          205,530      7,977,133     Orbital Sciences Corp *               84,575      3,160,991
Time Warner Inc                            565,051     48,276,545     Parametric Technology Corp *       1,158,160     31,415,090
Tyco International Ltd                     194,375     12,245,626     Peoplesoft Inc *                     192,915      9,067,005
U.S. West Inc                                    1             37     Pittway Corp 'A' *                   257,112     18,994,149
United International Holdings 'A' *         22,980        367,680     Sapient Corp *                       116,110      6,124,803
Warner Lambert Co                          712,985     49,463,334     TCI Ventures Group 'A' *           1,108,055     22,230,351
                                                     -------------
                                                      308,637,595     Western Wireless Corp 'A' *          377,220      7,520,826
                                                     -------------
CONSUMER STAPLES - 1.00%                                              Wind River Systems *                 143,562      5,150,287
                                                                                                                     ------------
                                                                                                                      312,936,509
                                                                                                                     ------------
Apollo Group Inc 'A' *                      51,935      1,717,101     TRANSPORTATION - 1.66%
Delta and Pine Land                        175,365      7,803,743
                                                     -------------
                                                        9,520,844     Federal-Mogul Corp                   232,885     15,719,738
                                                     -------------                                                   ------------
FINANCIAL & BUSINESS SERVICES - 11.86%                                                                                 15,719,738
                                                                                                                     ------------

Ambanc Holding Co Inc                       37,365        663,229     Total Common Stocks
Associates First Capital Corp              176,850     13,595,344         (Cost $667,484,042)                         865,851,604
                                                                                                                     ------------
Bank of New York Co Inc                    139,430      8,461,658
BankAmerica Corp                           206,785     17,873,979
Cognizant Corp                             161,230     10,157,490     FOREIGN COMMON STOCKS - 5.84%
First Defiance Financial Corp               58,245        815,430
Household International Inc                185,175      9,212,455     FINLAND - 4.63%
Lamar Advertising Co *                     193,755      6,950,961
Outdoor Systems Inc *                      299,892      8,396,976     Nokia Corp ADR Pref                  396,115     28,743,095
Provident Financial Holdings *              34,555        717,016     Raisio Group PLC                     840,870     15,145,573
                                                                                                                     ------------
                                                                                                                       43,888,668
                                                                                                                     ------------
Star Banc Corp                              95,797      6,119,033
U.S. Bancorp                               207,210      8,910,030     ITALY - 0.88%
UNUM Corp                                  370,914     20,585,726
                                                     -------------
                                                      112,459,327     Telecom Italia Spa                 1,132,500      8,321,641
                                                     -------------                                                   ------------
                                                                                                                        8,321,641
                                                                                                                     ------------
HEALTH CARE - 8.76%
                                                                        NORWAY - 0.33%
Alza Corp *                                273,380     11,823,685
Centocor Inc *                             120,810      4,379,363       Ocean Rig Asa *                  4,258,187      3,166,145
                                                                                                                     ------------
                                                                                                                        3,166,145
                                                                                                                     ------------
HBO & Co                                   246,985      8,706,221
Lilly (Eli) & Co                           276,340     18,255,711
Omnicare Inc                               254,807      9,714,517       Total Foreign Common Stocks
Pfizer Inc                                 160,065     17,397,065           (Cost $41,133,805)                         55,376,454
                                                                                                                     ------------
Sofamor Danek Group *                      144,220     12,484,044
U.S. Surgical Corp                           6,940        316,638       Total Investments in Securities
                                                     -------------
                                                       83,077,244           (Cost $708,617,847)                       921,228,058
                                                     -------------                                                   ------------
MATERIALS & PROCESSING - 2.48%

Monsanto Co                                286,795     16,024,671
Solutia inc                                260,590      7,475,676
                                                     -------------
                                                       23,500,347
                                                     -------------

See Notes to Financial Statements             See explanation of symbols on A-66

PACIFIC SELECT FUND
GROWTH LT PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1998 (UNAUDITED)

---------------------------------------------------------              -------------------------------------------------------------
                              PRINCIPAL                                NOTES TO SCHEDULE OF INVESTMENTS
                                                                       --------------------------------
                                AMOUNT        VALUE
                              ---------       -----
                                                                       (a) Forward foreign currency contracts outstanding at June
COMMERCIAL PAPER - 2.82%                                               30, 1998 were summarized as follows:
                                                                                                         PRINCIPAL
Cit Group Holdings Inc                                                          Contracts                  AMOUNT       UNREALIZED
 6.100% due 07/01/98           $26,700,000    $26,700,000                       To Buy or   EXPIRATION   COVERED BY    APPRECIATION
                                             ------------
                                                                        Type     To Sell      MONTH        CONTRACT   (DEPRECIATION)

                                                                       -------------------------------------------------------------

Total Commercial Paper                         26,700,000                BP       Buy         8/98      $ 4,087,354     $ 56,229
                                             ------------
                                                                                  Buy        10/98        1,977,970       22,708
                                                                                  Sell        8/98        4,075,456      (68,137)
SECURITIES HELD UNDER REPURCHASE                                                  Sell       10/98        1,989,600       (6,840)
AGREEMENT - 0.01%                                                        DG       Buy         7/98       10,120,696      (58,678)
                                                                                  Sell        7/98       11,066,080       22,081
State Street Bank and Trust                                              FM       Buy         7/98       14,470,871      (75,452)
    4.250% due 07/01/98                                                           Buy        11/98           96,242          328
    (Dated 06/30/98, repurchase price                                             Sell        7/98       27,871,712      (14,598)
    of $70,008; collateralized by U.S.                                            Sell        8/98        1,801,575      (22,344)
    Treasury Notes - market value                                                 Sell       11/98           99,434        2,864
    $76,365 and due 05/15/16)       70,000         70,000                IL       Buy         7/98        5,920,186        2,454
                                             ------------
                                                                                  Buy         8/98        1,625,730      (25,056)
                                                                                  Buy        11/98        1,431,066      (23,725)
Total Securities Held Under Repurchase                                            Sell        7/98        5,926,300        3,660
    Agreement                                      70,000                         Sell        8/98        4,051,506      (48,466)
                                             ------------
                                                                                  Sell       11/98        5,012,176       30,190
Total Short-Term Investments                                             SK       Buy         7/98        1,562,524        1,286
    (Cost $26,770,000)                         26,770,000                         Buy         8/98          338,226         (118)
                                             ------------
                                                                                  Sell        7/98        1,565,631        1,822
                                                                                  Sell        8/98          337,381         (726)
                                                                                                                      -----------
                                                                                                                      $ (200,518)
                                                                                                                      ===========
TOTAL GROWTH LT PORTFOLIO
    (COST $735,387,847)                      $947,998,058
                                             ============
                                                                               Principal amount denoted in the indicated currency:
                                                                                 BP - British Pound
                                                                                 DG - Dutch Guilder
                                                                                 FM - Finnish Markka
                                                                                 IL - Italian Lira
                                                                                 SK - Swedish Krona

                                                                       (b) At June 30, 1998, the net unrealized appreciation
                                                                       (depreciation) of investments based on cost of investments for federal income tax purposes was as follows:

                                                                       Tax cost basis                              $ 735,387,847
                                                                                                                   =============

                                                                       Aggregate gross unrealized appreciation
                                                                       for all investments in which there was
                                                                       an excess of value over tax cost            $ 219,607,298

                                                                       Aggregate gross unrealized depreciation
                                                                       for all investments in which there was an
                                                                       excess of tax cost over value                  (6,997,087)
                                                                                                                   -------------

                                                                       Net unrealized appreciation                 $ 212,610,211
                                                                                                                   =============

See Notes to Financial Statements           See explanation of symbols on A-66

PACIFIC SELECT FUND
EQUITY INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)

-----------------------------------------------------------------      -------------------------------------------------------------
                                                       MARKET                                                              MARKET
                                     SHARES             VALUE                                                  SHARES       VALUE
                                     ------            ------                                                  ------       ------
COMMON STOCKS - 97.10%                                                      FNMA                               331,300   $20,126,475
                                                                            First Union Corp                   455,000    26,503,750
CAPITAL GOODS - 4.44%                                                       Long Island Bancorp Inc             66,400     4,033,800
                                                                            Marsh & McLennan Cos               175,200    10,588,650
AlliedSignal Inc                     411,600           $18,264,750          MBIA Inc                            68,300     5,113,963
Boeing                               373,000            16,621,812          NationsBank Corp                   214,000    16,371,000
Cooper Industries Inc                227,700            12,509,269          Norwest Corp                       105,200     3,931,850
                                                   ---------------
                                                        47,395,831          Travelers Inc                      173,600    10,524,500
                                                   ---------------
CONSUMER DISCRETIONARY - 23.78%                                             UNUM Corp                          169,300     9,396,150
                                                                            Washington Mutual Inc              141,600     6,150,750
American Home Products               459,100            23,758,425          Wells Fargo & Co                    14,500     5,350,500
                                                                                                                        ------------
Bristol Myers Squibb                 258,100            29,665,369                                                       160,381,650
                                                                                                                        ------------
Circuit City Stores                  395,300            18,529,687          HEALTH CARE - 4.69%
Comcast Corp 'A' Specialty           264,600            10,741,106
Federated Department Stores *        174,200             9,374,138          Alza Corp *                        247,400    10,700,050
Gap Stores Inc                       181,000            11,154,125          Crescendo Pharmaceuticals Corp *    13,025       165,255
General Mills Inc                    149,000            10,187,875          Humana Inc                         689,600    21,506,900
Hasbro Inc                           199,200             7,831,050          United Healthcare Corp             279,700    17,760,950
                                                                                                                        ------------
International Game Technology        528,200            12,808,850                                                        50,133,155
                                                                                                                        ------------
Kmart Corp                           619,900            11,933,075          MATERIALS & PROCESSING - 9.49%
Mirage Resorts Inc *                 244,300             5,206,644
Procter & Gamble                     231,200            21,053,650          Albemarle Corp                     337,100     7,437,269
Starwood Hotels & Resorts            431,600            20,851,675          Allegheny Teledyne Inc             602,400    13,779,900
Toys R Us *                          325,600             7,671,950          duPont (EI) deNemours              241,000    17,984,625
Tyco International Ltd               375,000            23,625,000          Georgia-Pacific Corp                44,800     2,640,387
Wal-Mart Stores Inc                  109,800             6,670,350          Monsanto Co                        183,600    10,258,650
Warner Lambert Co                    329,400            22,852,125          Rohm & Haas Co                     141,100    14,665,581
                                                   ---------------
                                                       253,915,094          Temple Inland Inc                  237,600    12,800,700
                                                   ---------------
CONSUMER STAPLES - 9.26%                                                    Union Carbide Corp                  74,800     3,992,450
                                                                            Waste Management Inc               506,900    17,741,500
                                                                                                                        ------------
Agribrands International Inc *         9,640               291,610                                                       101,301,062
                                                                                                                        ------------
Anheuser Busch                       343,800            16,223,062          TECHNOLOGY - 12.31%
Commscope Inc *                      182,933             2,961,228
PepsiCo                              359,300            14,798,669          Autodesk Inc                       159,900     6,176,137
Philip Morris Co Inc                 606,400            23,877,000          Bay Networks Inc *                 329,000    10,610,250
Ralston-Purina Group                  96,800            11,307,450          CISCO Systems Inc *                 58,800     5,413,275
Seagrams Ltd                         395,500            16,190,781          Computer Association International 165,900     9,217,819
Unilever N.V.                        167,800            13,245,713          EMC Corp *                         414,000    18,552,375
                                                   ---------------
                                                        98,895,513          General Semiconductor Inc *         56,500       557,938
                                                   ---------------
ENERGY - 10.47%                                                             IBM Corp                           243,400    27,945,332
                                                                            Oracle Systems Corp *              378,950     9,307,959
Atlantic Richfield                   250,600            19,578,125          Perkin Elmer Corp                  238,300    14,819,281
British Petroleum PLC ADR             86,897             7,668,660          Sensormatic Electric               520,000     7,280,000
Central & South West                 383,700            10,311,937          Sun Microsystems *                 437,800    19,016,938
Columbia Energy Group                 88,950             4,947,844          Texas Instruments Inc               43,900     2,559,919
                                                                                                                        ------------
Cooper Cameron Corp *                117,400             5,987,400                                                       131,457,223
                                                                                                                        ------------
Exxon Corp                           250,200            17,842,388          TRANSPORTATION - 2.37%
Mobil Corp                           195,900            15,010,838
Phillips Petroleum Co                216,300            10,422,956          Union Pacific Corp                 572,500    25,261,563
                                                                                                                        ------------
Tosco Corp                           683,700            20,083,687                                                        25,261,563
                                                   ---------------                                                      ------------
                                                       111,853,835
                                                   ---------------
FINANCIAL & BUSINESS SERVICES - 15.02%

Ambac Financial Group Inc            185,800            10,869,300
American International Group Inc      40,800             5,956,800
Associates First Capital Corp        136,100            10,462,687
Astoria Financial Corp                85,400             4,568,900
Citicorp                              69,900            10,432,575

See Notes to Financial Statements             See explanation of symbols on A-66

PACIFIC SELECT FUND
EQUITY INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1998 (UNAUDITED)

-----------------------------------------------------------------      -------------------------------------------------------------
                                                          MARKET        NOTES TO SCHEDULE OF INVESTMENTS
                                                                        --------------------------------
                                          SHARES           VALUE
                                          ------          ------
                                                                        (a) At June 30, 1998, the net unrealized appreciation

UTILITIES - 5.27%                                                       (depreciation) of investments based on cost of investments for federal income tax purposes was as follows:

GTE Corp                                341,300       $18,984,812
Northern States Power Co                181,200         5,186,850       Tax cost basis                          $ 960,445,409
SBC Communications                      379,800        15,192,000                                               -------------
Texas Utilities Co                      131,400         5,469,525       Aggregate gross unrealized appreciation
WorldCom Corp *                         235,200        11,392,500       for all investments in which there was
                                                   --------------
                                                       56,225,687       an excess of value over tax cost        $ 137,326,794
                                                   --------------
                                                                        Aggregate gross unrealized depreciation
                                                                        for all investments in which there was
Total Common Stocks (Cost $929,511,891)             1,036,820,613       an excess of tax cost over value          (30,018,072)
                                                   --------------                                               -------------
Total Investments in Securities                                         Net unrealized appreciation             $ 107,308,722
                                                                                                                =============
   (Cost $929,511,891)                              1,036,820,613
                                                   --------------


                                          PRINCIPAL
                                           AMOUNT         VALUE
                                          ---------       -----
SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 2.90%

State Street Bank and Trust
 4.250% due 07/01/98
 (Dated 06/30/98, repurchase price
 of $31,019,188; collateralized by U.S.
 Treasury Notes - market value
 $31,641,594 and due 08/15/08)         $30,933,518     30,933,518
                                                   --------------

Total Securities Held Under Repurchase
 Agreement                                             30,933,518
                                                   --------------

Total Short-Term Investment
 (Cost $30,933,518)                                    30,933,518
                                                   --------------

TOTAL GROWTH PORTFOLIO
 (COST $960,445,409)                               $1,067,754,131
                                                   ==============

See Notes to Financial Statements            See explanation of symbols on A-66

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments
June 30, 1998 (Unaudited)

------------------------------------------------------------        ----------------------------------------------------------------
                                                    MARKET                                                                  MARKET
                                       SHARES       VALUE                                                      SHARES       VALUE
                                       ------       ------                                                     ------       ------
CONVERTIBLE PREFERRED STOCK - 0.37%                                 Mobil Corp                                 47,200     $3,616,700
                                                                    Phillips Petroleum Co                      53,100      2,558,756
CONSUMER DISCRETIONARY - 0.37%                                      Tosco Corp                                153,300      4,503,188
                                                                                                                         -----------
Home Ownership Funding                  1,830     $1,744,535        FINANCIAL & BUSINESS SERVICES - 8.32%                 27,458,480
                                                 -----------                                                             -----------

Total Convertible Preferred Stock                                   Ambac Financial Group Inc                  44,400      2,597,400
   (Cost $1,831,903)                               1,744,535        American International Group Inc           10,000      1,460,000
                                                 -----------
                                                                    Associates First Capital Corp              33,400      2,567,625
                                                                    Astoria Financial Corp                     21,000      1,123,500
COMMON STOCKS - 53.97%                                              Citicorp                                   17,200      2,567,100
                                                                    FNMA                                       82,700      5,024,025
CAPITAL GOODS - 2.49%                                               First Union Corp                          112,400      6,547,300
                                                                    Long Island Bancorp Inc                    16,100        978,075
AlliedSignal Inc                      105,700      4,690,438        Marsh & McLennan Cos                       43,050      2,601,834
Boeing                                 89,900      4,006,169        MBIA Inc                                   17,000      1,272,875
Cooper Industries Inc                  55,800      3,065,513        NationsBank Corp                           51,400      3,932,100
                                                 -----------
                                                  11,762,120        Norwest Corp                               25,900        968,013
                                                 -----------
CONSUMER DISCRETIONARY - 13.25%                                     Travelers Inc                              42,800      2,594,750
                                                                    UNUM Corp                                  41,600      2,308,800
American Home Products                112,800      5,837,400        Washington Mutual Inc                      34,800      1,511,625
Bristol Myers Squibb                   63,600      7,310,025        Wells Fargo & Co                            3,600      1,328,400
                                                                                                                         -----------
Circuit City Stores                    97,500      4,570,313                                                              39,383,422
                                                                                                                         -----------
Comcast Corp 'A' Specialty             71,700      2,910,572        HEALTH CARE - 2.61%
Federated Department Stores *          43,500      2,340,844
Gap Stores Inc                         44,600      2,748,475        Alza Corp *                                54,200      2,344,150
General Mills Inc                      34,200      2,338,425        Crescendo Pharmaceuticals Corp *            3,550         45,041
Hasbro Inc                             49,700      1,953,831        Humana Inc                                186,600      5,819,588
International Game Technology         131,600      3,191,300        United Healthcare Corp                     64,900      4,121,150
                                                                                                                         -----------
Kmart Corp                            144,800      2,787,400                                                              12,329,929
                                                                                                                         -----------
Mirage Resorts Inc *                   60,200      1,283,013        MATERIALS & PROCESSING - 5.27%
Procter & Gamble                       57,000      5,190,563
Starwood Hotels & Resorts             106,300      5,135,619        Albemarle Corp                             76,900      1,696,606
Toys R Us *                            80,200      1,889,713        Allegheny Teledyne Inc                    148,000      3,385,500
Tyco International Ltd                 95,058      5,988,654        duPont (EI) deNemours                      59,400      4,432,725
Wal-Mart Stores Inc                    27,100      1,646,325        Georgia-Pacific Corp                       11,000        648,309
Warner Lambert Co                      81,000      5,619,375        Monsanto Co                                45,300      2,531,138
                                                 -----------
                                                  62,741,847        Rohm & Haas Co                             33,700      3,502,694
                                                 -----------
CONSUMER STAPLES - 5.19%                                            Temple Inland Inc                          60,300      3,248,663
                                                                    Union Carbide Corp                         18,400        982,100
Agribrands International Inc *          2,390         72,298        Waste Management Inc                      128,300      4,490,500
                                                                                                                         -----------
Anheuser Busch                         85,900      4,053,406                                                              24,918,235
                                                                                                                         -----------
Commscope Inc *                        45,333        733,828        TECHNOLOGY - 6.79%
PepsiCo                                88,300      3,636,856
Philip Morris Co Inc                  148,700      5,855,063        Autodesk Inc                               37,600      1,452,300
Ralston-Purina Group                   24,100      2,815,181        Bay Networks Inc *                         81,100      2,615,475
Seagrams Ltd                          102,800      4,208,375        CISCO Systems Inc *                        14,550      1,339,509
Unilever N.V.                          40,100      3,165,394        Computer Association International         39,800      2,211,388
                                                 -----------
                                                  24,540,401        EMC Corp *                                103,200      4,624,650
                                                 -----------
ENERGY - 5.80%                                                      General Semiconductor Inc *                13,900        137,263
                                                                    IBM Corp                                   60,000      6,888,742
Atlantic Richfield                     61,800      4,828,125        Oracle Systems Corp *                      93,500      2,296,594
British Petroleum PLC ADR              26,297      2,320,669        Perkin Elmer Corp                          55,200      3,432,750
Central & South West                   94,200      2,531,624        Sensormatic Electric                      127,500      1,785,000
Columbia Energy Group                  22,050      1,226,530        Sun Microsystems *                        108,500      4,712,969
Cooper Cameron Corp *                  29,300      1,494,300        Texas Instruments Inc                      10,800        629,775
                                                                                                                         -----------
Exxon Corp                             61,400      4,378,588                                                              32,126,415
                                                                                                                         -----------


See Notes to Financial Statements             See explanation of symbols on A-66

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
June 30, 1998 (Unaudited)

--------------------------------------------------------------     --------------------------------------------------------------
                                                   MARKET                                            PRINCIPAL        MARKET
                                    SHARES          VALUE                                              AMOUNT          VALUE
                                    ------          -----                                              ------          -----
TRANSPORTATION - 1.31%                                             Keystone Financial Midatlantic
                                                                       6.500% due 05/31/08              $500,000        $503,125
Union Pacific Corp                     141,100     $6,226,038      Montell American Financial
                                                --------------
                                                    6,226,038          7.400% due 03/15/04             1,500,000       1,582,092
                                                --------------
UTILITIES - 2.94%                                                  Norwest Financial Inc
                                                                       6.375% due 09/15/02             2,750,000       2,795,922
GTE Corp                                83,800      4,661,374      Safeco Capital Trust
Northern States Power Co                44,400      1,270,950          8.072% due 07/15/37             2,000,000       2,146,520
SBC Communications                      95,300      3,812,000      U.S. Bancorp Capital I
Texas Utilities Co                      32,300      1,344,487          8.270% due 12/15/26             1,025,000       1,143,429
WorldCom Corp *                         57,900      2,804,530      Weeks Realty LP
                                                --------------
                                                   13,893,341          6.875% due 03/15/05             1,400,000       1,405,554
                                                --------------                                                     --------------
                                                                                                                      11,774,582
                                                                                                                   --------------
Total Common Stocks (Cost $231,712,211)           255,380,228      MATERIALS & PROCESSING - 0.29%
                                                --------------

                                                                   Cytec Industries
                                                                       6.846% due 05/11/05             1,325,000       1,349,130
                                   PRINCIPAL                                                                       --------------
                                    AMOUNT                                                                             1,349,130
                                                                                                                   --------------
                                                                   TRANSPORTATION - 0.62%
CORPORATE BONDS & NOTES - 7.89%
                                                                   ERAC USA Finance
CAPITAL GOODS - 0.57%                                                  6.375% due 05/15/03             1,400,000       1,396,118
                                                                   Norfolk Southern
Lockheed Martin                                                        6.950% due 05/01/02             1,500,000       1,546,619
                                                                                                                   --------------
    6.550% due 05/15/99             $1,500,000      1,504,856                                                          2,942,737
                                                                                                                   --------------
Northrop-Grumman                                                   UTILITIES - 1.17%
    9.375% due 10/15/24              1,000,000      1,204,673
                                                --------------
                                                    2,709,529      Aerial Communications
                                                --------------
CONSUMER DISCRETIONARY - 0.60%                                         0.000% due 02/01/08 *           4,000,000       1,912,744
                                                                   Pacificorp
COX Communication Inc                                                  6.750% due 07/15/04             1,000,000       1,031,250
    6.690% due 09/20/04              1,500,000      1,543,427      Southwestern Bell
U.S. West Cap Fund                                                     7.375% due 07/15/27             1,500,000       1,562,940
    6.250% due 07/15/05              1,300,000      1,306,790      Western Resources Inc
                                                --------------
                                                    2,850,217          7.250% due 07/01/99             1,000,000       1,010,641
                                                --------------
                                                                                                                   --------------
ENERGY - 2.15%                                                                                                         5,517,575
                                                                                                                   --------------

Columbia Gas System                                                Total Corporate Bonds & Notes
    6.610% due 11/28/02              1,000,000      1,012,305          (Cost $36,707,510)                             37,336,272
                                                                                                                   --------------
Enron Corp
    6.625% due 10/15/03              1,500,000      1,519,222
LASMO                                                              MORTGAGE-BACKED SECURITIES - 11.66%
    7.300% due 11/15/27              3,000,000      2,991,030
Noble Affiliates Inc                                               COLLATERALIZED MORTGAGE OBLIGATION - 0.64%
    8.000% due 04/01/27                880,000      1,010,744
Pico Energy Capital Trust III                                      Bear Stearns Structured Securities
    7.380% due 04/06/28              2,600,000      2,634,211          7.000% due 08/25/36 "           1,000,000         993,750
Standard Oil Co                                                    Countrywide Home Loans
    9.000% due 06/01/19              1,000,000      1,024,990          6.750% due 05/25/28 "           1,074,939       1,079,577
                                                --------------
                                                   10,192,502      Donaldson, Lufkin, & Jenrette
                                                --------------
FINANCIAL & BUSINESS SERVICES - 2.49%                                  8.448% due 11/25/24 "             100,948          99,213
                                                                   Ocwen Residential MBS Corp
Associates Corp North America                                          4.000% due 10/25/40 "             835,321         825,924
                                                                                                                   --------------
    5.960% due 05/15/37                460,000        465,640                                                          2,998,464
                                                                                                                   --------------
First Union Corp
    6.550% due 10/15/35              1,700,000      1,732,300


See Notes to Financial Statements            See explanation for symbols on A-66

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
June 30, 1998 (Unaudited)

--------------------------------------------------------------     --------------------------------------------------------------
                                   PRINCIPAL       MARKET                                            PRINCIPAL        MARKET
                                    AMOUNT          VALUE                                              AMOUNT          VALUE
                                    ------          -----                                              ------          -----
FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.17%                     Premier Auto Trust
                                                                       4.650% due 11/02/99 "             $85,669         $85,347
    6.500% due 05/01/11 "             $625,475       $624,888          5.960% due 10/08/02 "           1,500,000       1,500,930
    6.500% due 02/15/19 "            1,300,000      1,304,401      Sears Credit Account Master Trust
    7.000% due 02/01/28 "            2,010,433      2,043,565          6.200% due 02/16/06 "           1,500,000       1,517,828
    8.000% due 11/01/26 "            1,060,452      1,097,462      The Money Store Home Equity
    8.500% due 07/01/02 "              460,155        475,404          6.440% due 09/15/24 "             500,000         504,373
                                                --------------
                                                    5,545,720      World Omni Auto Lease
                                                --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 8.69%                          6.300% due 06/25/02 "             169,081         169,270
                                                                       6.750% due 06/25/03 "             599,690         602,793
                                                                                                                   --------------
    6.000% due 03/18/08 "            4,080,602      3,726,096
    6.300% due 12/25/15 "            1,623,439      1,635,361      Total Other Asset-Backed Securities
    6.500% due 01/25/23 "            6,220,000      6,306,651          (Cost $17,393,138)                             17,538,724
                                                                                                                   --------------
    6.500% due 01/01/28 "            2,991,915      2,982,789
    6.500% due 03/01/28 "            3,845,818      3,833,773      STRIPPED MORTGAGE-BACKED SECURITIES - 0.01%
    6.500% due 05/01/28 "           13,562,697     13,521,330
    7.000% due 03/01/28 "            2,832,987      2,876,346      FNMA (IO)
    7.000% due 04/01/28 "            4,603,152      4,673,893          6.000% due 12/25/07 "             324,987          29,452
                                                                                                                   --------------
    8.000% due 11/01/26 "            1,515,583      1,570,705
                                                --------------
                                                   41,126,944      Total Stripped Mortgage-Backed Securities
                                                --------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.16%                       (Cost $34,993)                                     29,452
                                                                                                                   --------------

    7.000% due 12/15/27 "               67,992         69,178      U.S. TREASURY BONDS - 12.37%
    7.000% due 01/15/28 "            2,358,984      2,399,724
    7.000% due 05/15/28 "            2,698,112      2,744,708          6.750% due 08/15/26             5,425,000       6,213,323
    7.375% due 06/20/21 "              174,569        179,019          8.500% due 02/15/20 **         39,014,000      52,315,355
                                                                                                                   --------------
    7.375% due 06/20/23 "              110,156        112,810
                                                --------------
                                                    5,505,439      Total U.S. Treasury Bonds (Cost $53,017,845)       58,528,678
                                                --------------                                                     --------------

Total Mortgage-Backed Securities                                   U.S. TREASURY NOTES - 0.36%
    (Cost $54,552,386)                             55,176,567
                                                --------------
                                                                       6.875% due 05/15/06               530,000         574,222
                                                                       7.875% due 11/15/04             1,000,000       1,123,438
                                                                                                                   --------------
OTHER ASSET-BACKED SECURITIES - 3.71%
                                                                   Total U.S. Treasury Notes
Alaska Trade Co                                                        (Cost $1,692,467)                               1,697,660
                                                                                                                   --------------
    6.790% due 10/01/05 "            2,500,000      2,559,000
Chase Manhattan Auto Owner Trust                                   FOREIGN BONDS - 3.15%
    5.700% due 09/17/01 "            1,500,000      1,498,328
CS First Boston Mortgage Security Corp                             CANADA - 0.86%
    6.400% due 02/17/04 "            1,335,739      1,353,925
Deutsche Mortgage & Asset Receiving                                Hydro Quebec
    6.220% due 09/15/07 "              750,000        754,549          8.500% due 12/01/29             2,000,000       2,526,160
    6.538% due 02/15/08 "              750,000        767,464      McKesson Financial Canada
Fleetwood Credit Corp Grantor Trust                                    6.550% due 11/01/02             1,500,000       1,538,259
                                                                                                                   --------------
    6.900% due 03/15/12 "            1,240,035      1,257,606                                                          4,064,419
                                                                                                                   --------------
Greentree Financial                                                FRANCE - 0.13%
    6.700% due 10/15/17 "              881,754        887,525
Greentree Home Improvement Loan Trust                              Legrand
    6.390% due 01/15/29 "            2,000,000      2,019,210          8.500% due 02/15/25               500,000         605,223
                                                                                                                   --------------
Greentree Rec, Equip, & Consumer Trust                                                                                   605,223
                                                                                                                   --------------
    5.550% due 02/15/18 "              302,996        301,979      GERMANY - 1.55%
Morgan Stanley Capital I
    6.250% due 07/15/07 "            1,454,232      1,471,618      German Unity Fund
Morgan Stanley Mortgage Trust                                          8.500% due 02/20/01            12,000,000       7,344,023
                                                                                                                   --------------
    8.950% due 05/01/17 "              281,136        286,979                                                          7,344,023
                                                                                                                   --------------

See Notes to Financial Statements             See explanation of symbols on A-66

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1998 (UNAUDITED)

----------------------------------------------------------------    ----------------------------------------------------------------
                                         Principal     Market       NOTES TO SCHEDULE OF INVESTMENTS
                                          Amount       Value        --------------------------------
                                          ------       -----
UNITED KINGDOM - 0.55%                                              (a) Securities with an approximate aggregate market value of
                                                                    $50,372,768 have been segregated with the custodian to cover
CSX Corp                                                            margin requirements for the following open interest rate futures
    7.050% due 05/01/02                 $1,500,000   $1,540,985     contracts at June 30, 1998:
Midland Bank PLC                                                                                      Number of         Unrealized
    7.625% due 06/15/06                  1,000,000    1,075,058               Type                    Contracts        Depreciation
                                                   ------------     ----------------------------------------------------------------
                                                      2,616,043     U.S. Treasury 5 year Notes (9/98)      41             $(17,078)
                                                   ------------
MALAYSIA - 0.06%                                                    U.S. Treasury 10 year Notes (9/98)      8              (11,205)
                                                                    U.S. Treasury 30 year Bonds (9/98)     60               (5,031)
                                                                                                                          --------
Etroliam Nasional Berhd                                                                                                   $(33,359)
                                                                                                                          --------
    7.750% due 08/15/15                    375,000      305,673
                                                   ------------
                                                        305,673     (b) Forward foreign currency contracts outstanding at June 30,
                                                   ------------
Total Foreign Bonds                                                 1998, were summarized as follows:
    (Cost $14,877,728)                               14,935,381                                         Principal
                                                   ------------
                                                                                Contracts                Amount       Unrealized
                                                                                To Buy or  Expiration  Covered By    Appreciation
FOREIGN GOVERNMENT - 1.58%                                             Type      To Sell     Month      Contract    (Depreciation)
                                                                    ---------------------------------------------------------------
                                                                       DM          Buy        7/98     $5,234,059        $(12,763)
FRANCE - 1.58%                                                                     Sell       7/98     12,054,714         217,407
                                                                       FF          Sell       7/98      6,178,418         127,332
                                                                                                                     ------------
French Treasury Bill                                                                                                     $331,976
                                                                                                                     ============
    4.750% due 03/12/02                  7,373,000    7,485,028
                                                   ------------
                                                                           Principal amount denoted in the indicated currency:
Total Foreign Government                                                      DM - German Mark
    (Cost $7,576,863)                                 7,485,028               FF - French Franc
                                                   ------------

Total Investments in Securities                                     (c) At June 30, 1998, the net unrealized appreciation
    (Cost $419,397,044)                             449,852,525     (depreciation) of investments based on cost of investments for
                                                   ------------
                                                                    federal income tax purposes was as follows:

                                                       Value        Tax cost basis                                   $442,739,814
                                                       -----                                                         ------------

SECURITIES HELD UNDER REPURCHASE                                    Aggregate gross unrealized appreciation for all investments
AGREEMENT - 4.93%                                                   in which there was an excess of value over tax
                                                                    cost                                              $38,022,691

State Street Bank and Trust                                         Aggregate gross unrealized depreciation for all investments
   4.250% due 07/01/98                                              in which there was an excess of tax cost over
                                                                    value                                              (7,567,210)
                                                                                                                     ------------
   (Dated 06/30/98, repurchase price
   of $23,345,526; collateralized by U.S.                           Net unrealized appreciation                       $30,455,481
                                                                                                                     ============
   Treasury Notes - market value
   $23,813,400 and due 08/15/08)        23,342,770   23,342,770
                                                   ------------

Total Securities Held Under Repurchase
   Agreement                                         23,342,770
                                                   ------------

Total Short-Term Investment
   (Cost $23,342,770)                                23,342,770
                                                   ------------

TOTAL MULTI-STRATEGY PORTFOLIO
   (COST $442,739,814)                             $473,195,295
                                                   ============

See Notes to Financial Statements            See explanation of symbols on A-66

PACIFIC SELECT FUND
EQUITY PORTFOLIO
Schedule of Investments
June 30, 1998 (Unaudited)

--------------------------------------------------------------     -------------------------------------------------------------

                                                       MARKET                                                           MARKET
                                       SHARES          VALUE                                              SHARES        VALUE
                                       ------          -----                                              ------        -----
COMMON STOCKS - 97.27%                                             CONSUMER STAPLES - 6.93%

CAPITAL GOODS - 2.66%                                              Albertson's Inc                        68,000     $3,523,250
                                                                   Coca-Cola                             166,800     14,261,400
AK Steel Holding Corp                   38,600       $689,975      Fred Meyer Inc *                       33,000      1,402,500
AptarGroup Inc                          23,600      1,467,625      International Specialty Products *     10,500        195,563
Black & Decker Corp                     10,900        664,900      Interstate Bakeries Corp               22,700        753,356
Coltec Industries *                    131,900      2,621,512      PepsiCo                                70,400      2,899,600
Crompton & Knowles                       9,100        229,206      Philip Morris Co Inc                   91,200      3,591,000
Navistar International Corp *          121,700      3,514,088      Sara Lee Corp                             300         16,781
Precision Castparts                     13,200        704,550      Smuckers                               14,800        367,225
United Technologies                     14,800      1,369,000      Universal Corp                         62,800      2,347,150
                                                --------------                                                     -------------
                                                   11,260,856                                                        29,357,825
                                                --------------                                                     -------------

CONSUMER DISCRETIONARY - 25.34%                                    ENERGY - 1.43%

American Greetings 'A'                  10,800        550,125      BJ Services Co *                       32,000        130,231
Avon Products Inc                        5,800        449,500      Ensco International Inc                61,700        164,881
Best Buy Company Inc                    82,000      2,962,250      FMC Corp *                             23,800        375,619
Brinker International *                 77,600      1,493,800      Global Marine Inc *                    20,100        410,119
Bristol Myers Squibb                    53,100      6,103,181      Halliburton                             3,700        930,000
Burlington Industries *                144,400      2,030,625      Rowan Cos Inc *                         6,700      1,072,037
Carnival Corp 'A'                       40,000      1,585,000      Schlumberger Ltd                       19,500      1,332,094
Dayton Hudson Corp                      42,400      2,056,400      Varco International Inc                20,700      1,622,862
                                                                                                                   -------------
Ethan Allen Interiors                   78,300      3,910,106                                                         6,037,843
                                                                                                                   -------------
Family Dollar Stores                     9,600        177,600      FINANCIAL & BUSINESS SERVICES - 17.93%
Federated Department Stores *          133,800      7,200,112
Fingerhut Companies                     45,900      1,514,700      AFLAC Inc                              58,600      1,776,312
Fleetwood Enterprise                    10,700        428,000      Allstate Corp                          43,400      3,973,812
Fleming Cos Inc                         63,600      1,116,975      American International Group Inc       48,700      7,110,200
Food Lion Inc 'B'                      174,400      1,754,900      Associates First Capital Corp          14,000      1,076,250
Footstar Inc *                          25,200      1,209,600      Banc One Corp                          18,500      1,032,531
Gap Stores Inc                          34,700      2,138,387      C.I.T. Group Inc                      104,100      3,903,750
General Electric                       208,500     18,973,500      Chase Manhattan Corp                   37,200      2,808,600
Gillette Co                             23,200      1,315,150      Countrywide Credit Industries Inc      25,200      1,278,900
Interpublic Group                       11,200        679,700      Dime Bancorp Inc                      121,500      3,637,406
Intimate Brands 'A'                     27,500        757,969      Donaldson, Lufkin, & Jenrette          32,200      1,636,163
Kroger Co *                             61,100      2,619,663      Equitable Cos                          20,400      1,528,725
Marriott International Inc             132,700      4,296,163      FHLMC                                 109,800      5,167,463
Mattel Inc                              11,700        495,056      FNMA                                  141,400      8,590,050
Miller (Herman)                         63,600      1,546,275      Interim Services Inc *                 71,000      2,280,875
Neiman-Marcus Group                     35,300      1,533,344      Lehman Brothers Holding Inc             8,200        636,013
Office Depot Inc *                      35,500      1,120,469      MBIA Inc                                1,900        142,263
Omnicom Group Inc                       81,600      4,069,800      MGIC Investment Corp                   24,000      1,369,500
Procter & Gamble                       129,200     11,765,275      Morgan Stanley Dean Witter & Co        93,900      8,580,113
Proffitts Inc                           15,500        625,812      Providian Corp                         57,800      4,540,912
Safeway Inc *                           75,700      3,080,044      Travelers Inc                         184,400     11,179,250
Tele-Communications 'A' *                3,700        142,219      Travelers/Aetna Property Casualty      87,900      3,768,712
                                                                                                                   -------------
Viacom International Inc                74,200      4,322,150                                                        76,017,800
                                                                                                                   -------------
Wal-Mart Stores Inc                     57,000      3,462,750      HEALTH CARE - 13.71%
Walt Disney Productions                 51,300      5,389,706
Warner Lambert Co                       24,000      1,665,000      Allegiance Corp                         5,300        271,625
Williams Sonoma *                       24,600        782,587      Bergen Brunswig Corp                   55,300      2,564,537
Zale Corp *                             65,500      2,083,719      Beverly Enterprises *                 243,400      3,361,962
                                                --------------
                                                  107,407,612      Biomet Inc                             43,500      1,438,219
                                                --------------
                                                                   Cardinal Health Inc                    31,500      2,953,125
                                                                   Guidant Corp                           40,300      2,873,894
                                                                   Integrated Health Services            150,900      5,658,750
                                                                   Johnson & Johnson                     147,900     10,907,625


See Notes to Financial Statements
                                              See explanation of symbols on A-66

PACIFIC SELECT FUND
EQUITY PORTFOLIO
Schedule of Investments (Continued)
June 30, 1998 (Unaudited)

--------------------------------------------------------------     ---------------------------------------------------------------
                                                   MARKET                                                              MARKET
                                    SHARES          VALUE                                              SHARES          VALUE
                                    ------          -----                                              ------          -----
Lilly (Eli) & Co                         8,700       $574,744      Utilities - 2.29%
Merck & Co Inc                          75,700     10,124,875
Pfizer Inc                             105,900     11,510,006      AT&T Corp                              87,700       $5,009,862
Schering-Plough                         42,700      3,912,388      Century Tel Enterprise                 11,300          518,388
Sybron International                    56,200      1,419,050      Energy East Corp                      100,600        4,187,475
                                                                                                                   ---------------
Tenet Healthcare Corp *                 17,800        556,250                                                           9,715,725
                                                --------------                                                     ---------------
                                                   58,127,050
                                                --------------
MATERIALS & PROCESSING - 1.16%                                     Total Common Stocks (Cost $372,076,821)            412,317,956
                                                                                                                   ---------------
Lowe's Co                               37,400      1,517,038      Total Investments in Securities
Owens-Illinois Inc *                    33,500      1,499,125         (Cost $372,076,821)                             412,317,956
                                                                                                                   ---------------
Pentair Inc                             39,200      1,666,000
USG Corp                                 4,600        248,975
                                                --------------                                        PRINCIPAL
                                                    4,931,138                                          AMOUNT          VALUE
                                                --------------                                         ------          -----
TECHNOLOGY - 15.81%
                                                                   U.S. TREASURY BILLS - 0.11%
Cadence Design Systems Inc *            30,600        956,250
Ceridian Corp *                         96,600      5,675,250         4.984% due 09/17/98 **            $250,000          247,346
CISCO Systems Inc *                     46,900      4,317,731         5.000% due 07/01/98 **             200,000          197,876
                                                                                                                   ---------------
Comdisco Inc                            35,800        680,200
Electronic Data Systems                 58,800      2,352,000      Total U.S. Treasury Bills                              445,222
                                                                                                                   ---------------
EMC Corp *                              19,800        887,287
Hewlett Packard Co                      62,500      3,742,187
IBM Corp                                47,200      5,419,150      SECURITIES HELD UNDER REPURCHASE
Ingram Micro Inc 'A' *                  52,600      2,327,550      AGREEMENT - 2.62%
Intel Corp                             119,700      8,872,763
Learning Co Inc *                      171,100      5,068,838      State Street Bank and Trust
Lexmark International Group 'A' *       45,100      2,751,100         5.000% due 07/01/98
Microsoft Corp *                        61,900      6,708,413         (Dated 06/30/98, repurchase price
Raychem Corp                            58,100      1,717,581         of $11,114,543; collateralized by U.S.
Raytheon Co 'B'                         30,800      1,821,050         Treasury Notes - market value
Sterling Software Inc *                  7,600        224,675         $11,335,594 and due 08/15/08)
Stratus Computer *                       6,100        154,406                                         11,113,000       11,113,000
                                                                                                                   ---------------

Sun Microsystems *                      80,400      3,492,375
Symantec Corp *                         41,100      1,073,738      Total Securities Held Under Repurchase
Tech Data Corp *                         2,300         98,613         Agreement                                        11,113,000
                                                                                                                   ---------------

Teleflex                                19,800        752,400
Unisys Corp *                          206,600      5,836,450      Total Short-Term Investments
Xerox Corp                              20,500      2,083,312         (Cost $11,558,170)                               11,558,222
                                                --------------                                                     ---------------
                                                   67,013,319
                                                --------------
TRANSPORTATION - 10.01%
                                                                   TOTAL EQUITY PORTFOLIO
Airborne Freight                        48,100      1,680,494         (COST $383,634,991)                            $423,876,178
                                                                                                                   ---------------
Alaska Air Group                        50,300      2,744,494
America West Holdings Corp 'B' *        85,700      2,447,806
AMR Corp Del *                         146,000     12,154,500
Continental Airlines 'B'                25,700      1,564,488
Dana Corp                               29,100      1,556,850
Ford Motor Co                          201,600     11,894,400
GATX Corp                               51,600      2,263,950
Hertz Corp 'A'                          79,300      3,513,981
Northwest Airlines Corp 'A' *           21,400        825,237
Seacor Holdings Inc *                   29,400      1,802,588
                                                --------------
                                                   42,448,788
                                                --------------

See Notes to Financial Statements             See explanation of symbols on A-66
                                     A-49

PACIFIC SELECT FUND
EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS
--------------------------------

(a) Securities with an approximate aggregate market value of $445,222 have been segregated with the custodian to cover margin requirements for the following open stock index futures contracts at June 30, 1998:

                                     Number of                      Unrealized
           Type                      Contracts                     Appreciation
--------------------------------------------------------------------------------
       S&P 500 (9/98)                   39                        $      68,797
                                                                  ==============

(b) At June 30, 1998, the net unrealized appreciation
(depreciation) of investments based on cost of investments for federal income tax purposes was as follows:

Tax cost basis                                                    $ 383,634,991
                                                                  ==============

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost               $  49,776,915

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                  (9,535,728)
                                                                  -------------

Net unrealized appreciation                                       $  40,241,187
                                                                  ==============

See Notes to Financial Statements            See explanation of symbols on A-66

PACIFIC SELECT FUND
BOND AND INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)
------------------------------------------------------------     ------------------------------------------------------------------
                                    PRINCIPAL      MARKET                                                  PRINCIPAL      MARKET
                                     AMOUNT         VALUE                                                    AMOUNT        VALUE
                                     ------         -----                                                    ------        -----
CORPORATE BONDS & NOTES - 35.52%                                 FINANCIAL & BUSINESS SERVICES - 11.96%

CAPITAL GOODS - 0.52%                                            American General Corp
                                                                   7.500% due 07/15/25                     $1,500,000   $ 1,668,750
Thermadyne Manufacturing                                         Bank One Corp
   9.875% due 06/01/08              $  125,000   $   125,938       8.000% due 04/29/27                      3,000,000     3,555,000
Tyco International Group                                         BankAmerica Corp
   6.375% due 06/15/05                 500,000       501,779       7.875% due 12/01/02                      2,500,000     2,676,750
Wesco Distributor                                                Beneficial Corp
   9.125% due 06/01/08                 125,000       123,906       6.250% due 05/18/03                      1,240,000     1,245,612
                                                 -----------
                                                     751,623     Capital One Bank
                                                 -----------
CONSUMER DISCRETIONARY - 9.55%                                     6.150% due 06/01/01                      3,000,000     2,996,742
                                                                 Conseco Inc
360 Communications                                                 6.400% due 02/10/03                        115,000       114,408
   7.125% due 03/01/03                 750,000       779,759     Countrywide Funding Corp
Cable & Wire Communications                                        6.970% due 03/28/03                      1,500,000     1,543,050
   6.625% due 03/06/05               1,000,000     1,019,179     General Motors Acceptance Corp
Choice Hotels                                                      7.400% due 09/01/25                      1,000,000     1,091,250
   7.125% due 05/01/08                 450,000       458,053     Long Island Savings Bank
Intermedia Communication                                           6.200% due 04/02/01                      1,900,000     1,903,781
   8.600% due 06/01/08                 250,000       253,125     MIC Financing Trust
ITT Corp (New)                                                     8.375% due 02/01/27                        500,000       535,188
                                                                                                                        -----------
    6.250% due 11/15/00                700,000       684,223                                                             17,330,531
                                                                                                                        -----------
News America Holdings
   7.750% due 12/01/45               2,100,000     2,236,500     HEALTH CARE - 0.87%
Owens-Corning
   7.500% due 05/01/05                 900,000       918,721     ICN Pharmaceuticals
Panamsat Corp                                                      9.250% due 08/15/05                        300,000       317,250
   6.125% due 01/15/05               1,000,000       991,036     Loewen Group International
Sears Roebuck                                                      8.250% due 10/15/03                        650,000       675,945
   6.630% due 07/09/02               1,866,000     1,900,362     Tenet Healthcare
Simon Debartolo Group                                              8.000% due 01/15/05                        260,000       268,172
                                                                                                                        -----------
   6.750% due 07/15/04                 600,000       600,837                                                              1,261,367
                                                                                                                        -----------
TCI Communications Inc
   8.000% due 08/01/05               1,000,000     1,098,083     MATERIALS & PROCESSING - 0.19%
Time Warner Entertainment
   8.375% due 07/15/33               2,000,000     2,405,000     Allied Waste NA
Westpoint Stevenn                                                  10.250% due 12/01/06                       250,000       275,000
                                                                                                                        -----------
   7.875% due 06/15/05                 500,000       501,250                                                                275,000
                                                                                                                        -----------
                                                 -----------
                                                  13,846,128
                                                 -----------
CONSUMER STAPLES - 0.92%                                         TRANSPORTATION - 8.71%

Philip Morris                                                    AMR Corp
   7.125% due 08/15/02               1,300,000     1,338,232      9.000% due 09/15/16                       4,500,000     5,506,875
                                                 -----------
                                                   1,338,232     Chrysler Corp
                                                 -----------
ENERGY - 1.96%                                                     7.450% due 02/01/97                      2,000,000     2,222,790
                                                                 Ford Motor Co
Gulf Canada Resources Ltd                                          7.700% due 05/15/97                      2,000,000     2,287,500
   9.250% due 01/15/04                 455,000       475,659     Hayes Wheels International
Oryx Energy Co                                                     9.125% due 07/15/07                        250,000       261,875
   9.500% due 11/01/99                 545,000       565,963     Norfolk Southern
R&B Falcon Corp                                                    7.900% due 05/15/97                      2,000,000     2,347,500
                                                                                                                        -----------
   6.750% due 04/15/05                 600,000       604,354                                                             12,626,540
                                                                                                                        -----------
Williams Cos
   6.125% due 02/15/02               1,200,000     1,201,632
                                                 -----------
                                                   2,847,608
                                                 -----------

See Notes to Financial Statements             See explanation of symbols on A-66

PACIFIC SELECT FUND
BOND AND INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------     -------------------------------------------------------------
                                    PRINCIPAL       MARKET                                            PRINCIPAL        MARKET
                                     AMOUNT          VALUE                                              AMOUNT          VALUE
                                    ---------       ------                                             --------        ------
UTILITIES - 0.84%                                                  STRIPPED COUPON - 3.48%

Niagara Mohawk Power                                                  0.000% due 03/07/13 *          $12,000,000     $5,048,699
                                                                                                                   -------------
   7.000% due 10/01/00                $675,000       $674,204
   8.000% due 06/01/04                 500,000        540,472      Total Stripped Coupon
                                                --------------
                                                    1,214,676         (Cost $4,874,927)                               5,048,699
                                                --------------                                                     -------------
Total Corporate Bonds & Notes
   (Cost $47,933,672)                              51,491,705      U.S. TREASURY BOND - 0.70%
                                                --------------
                                                                      7.875% due 02/15/21 **             800,000      1,015,378
                                                                                                                   -------------
MORTGAGE-BACKED SECURITIES - 15.76%
                                                                   Total U.S. Treasury Bond
COLLATERALIZED MORTGAGE OBLIGATIONS - 10.80%                          (Cost $976,699)                                 1,015,378
                                                                                                                   -------------

Bear Stearns Commercial Mortgage
   6.440% due 06/16/08 "             2,500,000      2,551,563      U.S. TREASURY STRIPPED - 18.06%
Citicorp Mortgage Securities
   6.750% due 04/25/28 "             3,900,000      3,898,733         0.000% due 11/15/18 *           19,400,000      6,076,662
First Union-Lehman Brothers                                           0.000% due 02/15/19 *           20,500,000      6,329,539
   6.560% due 11/18/08 "             2,600,000      2,663,245         0.000% due 05/15/20 *           37,900,000     10,898,941
IMC Home Equity Loan Trust                                            0.000% due 08/15/21 *              800,000        214,217
   6.340% due 07/20/29 "             2,500,000      2,514,844         0.000% due 08/15/25 *           12,200,000      2,649,376
                                                                                                                   -------------
Norwest Asset Securities Corp
   7.000% due 08/25/27 "             3,969,999      4,024,475      Total U.S. Treasury Stripped
                                                --------------
                                                   15,652,860         (Cost $25,283,810)                             26,168,735
                                                --------------                                                     -------------
FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.32%

   5.000% due 06/15/09 "             3,724,000      3,362,064      FOREIGN BONDS - 6.27%
                                                --------------
                                                    3,362,064
                                                --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.64%                      BRAZIL - 0.20%

   6.000% due 05/18/28 "             4,000,000      3,832,980      Voto-Votorantim
                                                --------------
                                                    3,832,980         8.500% due 06/27/05                320,000        285,599
                                                --------------                                                     -------------
                                                                                                                        285,599
                                                                                                                   -------------
Total Mortgage-Backed Securities                                   CANADA - 0.88%
   (Cost $20,279,657)                              22,847,904
                                                --------------
                                                                   Hydro Quebec
                                                                      8.625% due 06/15/29              1,000,000      1,273,750
                                                                                                                   -------------
OTHER ASSET-BACKED SECURITIES - 10.47%                                                                                1,273,750
                                                                                                                   -------------
                                                                   COLUMBIA - 0.59%
Aesop Funding II LLC
   6.140% due 05/20/06 "             2,500,000      2,500,781      Columbia-Global Bd
GE Capital Mortgage                                                   7.625% due 02/15/07                560,000        503,344
   6.208% due 12/25/23 "             3,214,900      3,003,263      Instituto Fomento Industrial
Greentree Financial                                                   8.375% due 07/29/01                350,000        354,143
                                                                                                                   -------------
   6.830% due 03/01/28 "             2,600,000      2,599,467                                                           857,487
                                                                                                                   -------------
JP Morgan Comm Mtg Fin Corp                                        GERMANY - 2.65%
   7.323% due 12/26/28 "               555,000        589,774
MBNA Master Credit Card Trust                                      Bundes Republik
   6.450% due 02/15/08 "             2,500,000      2,581,850         6.000% due 01/04/07              3,539,000      3,839,292
                                                                                                                   -------------
WMC Mortgage Loan                                                                                                     3,839,292
                                                                                                                   -------------
   5.826% due 6/20/28  "             3,900,000      3,898,172      HONG KONG - 0.10%
                                                --------------

Total Other Asset-Backed Securities                                Wharf Capital International Ltd
   (Cost $17,419,878)                              15,173,307         8.875% due 11/01/04                160,000        142,761
                                                --------------
                                                                                                                   -------------
                                                                                                                        142,761
                                                                                                                   -------------

See Notes to Financial Statements          See explanation of symbols on A-66

PACIFIC SELECT FUND
BOND AND INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------     -------------------------------------------------------------
                                   PRINCIPAL       MARKET                                            PRINCIPAL
                                    AMOUNT          VALUE                                              AMOUNT         VALUE
                                    ------          -----                                              ------         -----
MEXICO - 1.10%                                                     SECURITIES HELD UNDER REPURCHASE
                                                                   AGREEMENTS - 6.39%
Banco Nacional Com
   7.500% due 07/01/00                $600,000       $597,750      Goldman Sachs
Cemex SA                                                              5.832% due 07/01/98
   10.000% due 11/05/99                220,000        225,500         (Dated 06/30/98, repurchase price
   10.750% due 7/15/00                 190,000        198,438         of $9,201,470; collateralized by U.S.
Grupo Industrial Durango                                              Treasury Notes - market value
   12.000% due 7/15/01                 350,000        365,750         $10,314,374 and due 01/01/12)   $9,200,000     $9,200,000
                                                                                                                   -------------
Grupo Televisa SA                                                                                                     9,200,000
                                                                                                                   -------------
   0.000% due 05/15/01 *               250,000        202,500      State Street Bank and Trust
                                                --------------
                                                    1,589,938         5.000% due 07/01/98
                                                --------------
PHILIPPINES - 0.33%                                                   (Dated 06/30/98, repurchase price
                                                                      of $64,009; collateralized by U.S.
National Power                                                        Treasury Notes - market value
   7.625% due 11/15/00                 500,000        483,316         $69,283 and due 11/15/09)           64,000         64,000
                                                --------------                                                     -------------
                                                      483,316                                                            64,000
                                                --------------                                                     -------------
UNITED KINGDOM - 0.42%

Ce Electric UK Fund                                                Total Securities Held Under Repurchase             9,264,000
                                                                                                                   -------------
   6.853% due 12/30/04                 600,000        614,566         Agreements
                                                --------------
                                                      614,566
                                                --------------
                                                                   Total Short-Term Investments                       9,264,000
                                                                                                                   -------------
Total Foreign Bonds (Cost $8,939,134)               9,086,709         (Cost $9,264,000)
                                                --------------


FOREIGN GOVERNMENTS - 3.35%                                        TOTAL BOND AND INCOME PORTFOLIO                 $144,954,361
                                                                                                                   -------------
                                                                      (COST $139,961,558)
ARGENTINA - 1.43%

Republic of Argentina                                              NOTES TO SCHEDULE OF INVESTMENTS
                                                                   --------------------------------
   5.635% due 04/01/01               1,901,674      1,787,691
   8.750% due 05/09/02                 300,000        290,324      (a) Securities with an approximate aggregate market value of
                                                --------------
                                                    2,078,015      $507,688 have been segregated with the custodian to cover
                                                --------------
BRAZIL - 0.47%                                                     margin requirements for the following open interest rate futures contracts at June 30, 1998:
Republic of Brazil                                                                                   Number of      Unrealized
   6.875% due 01/01/01                 700,000        677,250                    Type                Contracts     Appreciation
                                                --------------     -------------------------------------------------------------
                                                      677,250      U.S. Treasury 10 year Notes (9/98)      53             $52,250
                                                --------------
KOREA - 0.82%                                                      U.S. Treasury 30 year Bonds (9/98)    142              294,109
                                                                                                                    -------------
                                                                                                                         $346,359
                                                                                                                    -------------
Republic of Korea
   8.750% due 04/15/03               1,270,000      1,193,682      (b) At June 30, 1998, the net unrealized appreciation
                                                --------------
                                                                   (depreciation)
                                                    1,193,682      of investments based on cost of investments for federal income
                                                --------------
PANAMA - 0.63%                                                     tax purposes was as follows:

Republic of Panama                                                 Tax cost basis                                    $139,927,634
                                                                                                                     -------------
   6.750% due 05/10/02                 923,085        908,977
                                                --------------
                                                      908,977      Aggregate gross unrealized appreciation for all investments
                                                --------------
Total Foreign Governments                                          in which there was an excess of value over tax cost $5,372,734
   (Cost $4,989,781)                                4,857,924
                                                --------------
                                                                   Aggregate gross unrealized depreciation for all investments
Total Investments in Securities                                    in which there was an excess of tax cost over value   (346,007)
                                                                                                                     -------------
   (Cost $130,697,558)                            135,690,361
                                                --------------
                                                                   Net unrealized appreciation                         $5,026,727
                                                                                                                    -------------

See Notes to Financial Statements                                                                 See explanation of symbols on A-66

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
SCHEDULE OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)

-----------------------------------------------------       -----------------------------------------------------------
                                           MARKET                                                             MARKET
                                SHARES      VALUE                                              SHARES          VALUE
                                ------     ------                                              ------         ------
COMMON STOCKS - 96.59%                                      Coastal Corp                        14,300         $998,319
                                                            Comcast Corp 'A' Specialty          44,935        1,824,081
CAPITAL GOODS - 3.64%                                       ConAgra                             64,100        2,031,167
                                                            Consolidated Stores *               15,500          561,875
Aeroquip-Vickers Inc               3,800     $221,826       Corning Inc                         30,700        1,066,824
AlliedSignal Inc                  76,600    3,399,125       Costco Cos *                        29,422        1,855,425
AMP Inc                           31,300    1,075,935       Crane Co                             6,100          296,232
Armstrong World Industries         5,400      363,825       CVS Corp                            52,100        2,028,644
ASARCO Inc                         7,000      155,750       Darden Restaurants                  19,400          307,975
Ball Corp                          2,400       96,451       Dayton Hudson Corp                  59,300        2,876,050
Black & Decker Corp               12,600      768,600       Deluxe Corp                         12,800          458,400
Boeing                           136,110    6,065,402       Dillard Department Stores           14,600          604,988
Briggs & Stratton Co               3,300      123,545       Donnelley (RR) & Sons               18,700          855,525
Browning Ferris                   25,800      896,550       DSC Communications *                16,320          489,600
Case Corp                         10,300      496,975       E G & G Corp                         6,200          186,000
Caterpillar Inc                   49,800    2,633,175       Eastern Enterprises                  2,800          120,050
Cooper Industries Inc             16,400      900,975       Eastman Kodak                       43,600        3,185,524
Cummins Engine Inc                 5,800      297,250       Ecolab Inc                          14,040          435,240
Deere & Co                        34,200    1,808,323       Federal Express Corp *              19,844        1,245,210
Emerson Electric Co               60,600    3,658,725       Federated Department Stores *       28,500        1,533,658
Foster Wheeler Corp                7,900      169,357       Fleetwood Enterprise                 2,900          116,000
General Dynamics Corp             17,340      806,310       Fluor Corp Del                      10,700          545,700
General Signal Corp                6,000      216,000       Fort James Corp                     30,000        1,335,000
Grainger (W.W.) Inc               12,700      632,619       Fruit of the Loom *                  8,900          295,369
Illinois Tool Works               33,800    2,254,035       Gap Stores Inc                      53,100        3,272,288
Ingersoll Rand Co                 22,450      989,203       General Electric                   440,200       40,058,198
Lockheed Martin Corp              26,671    2,823,792       General Mills Inc                   21,200        1,449,550
Masco Corp                        23,000    1,391,500       Gillette Co                        151,900        8,610,832
National Semiconductor *          22,900      301,994       Great Atlantic & Pacific             6,800          224,826
Navistar International Corp *      7,160      206,745       H & R Block                         15,300          644,513
Northrop Grumman Corp              9,200      948,750       Harcourt General Inc                 6,842          407,099
Parker Hannifin Corp              15,175      578,547       Harrah's Entertainment Inc *        13,650          317,363
Sealed Air Corp *                 12,060      443,205       Hasbro Inc                          19,350          760,697
Textron Inc                       22,200    1,591,463       Hilton Hotels Corp                  34,400          980,400
Thomas & Betts Corp                6,800      334,900       Home Depot Inc                      99,200        8,239,800
TRW Inc                           16,600      906,775       Ikon Office Solutions Inc           18,300          266,494
Tyco Laboratories                 79,000    4,977,000       International Flavors/Fragrances    15,900          690,656
United Technologies               31,000    2,867,500       Interpublic Group                   16,150          980,103
                                          -----------
                                           45,402,127       Jostens Inc                          1,748           42,171
                                          -----------
CONSUMER DISCRETIONARY - 21.64%                             Kimberly Clark Corp                 75,252        3,452,186
                                                            King World Productions              10,400          265,200
Abercrombie & Fitch Co 'A' *       1,493       65,692       Kmart Corp                          66,100        1,272,424
Alberto Culver Co                  2,900       84,100       Knight-Ridder Inc                   11,800          649,738
Alcan Aluminum Ltd                27,500      759,688       Kroger Co *                         34,600        1,483,476
Alltel Corp                       31,200    1,450,800       Limited Inc                         31,042        1,028,266
American General Corp             34,265    2,439,240       Liz Claiborne Inc                    9,660          504,735
American Greetings 'A'            10,060      512,431       Longs Drug Stores                    5,300          153,038
American Home Products           177,300    9,175,275       Marriott International Inc          33,200        1,074,850
American Stores Co                36,600      885,264       Mattel Inc                          39,750        1,681,923
Autozone Inc *                    20,900      667,494       May Department Stores Co            31,700        2,076,350
Avery Dennison Corp               14,100      757,873       Maytag Corp                         13,600          671,500
Avon Products Inc                 18,200    1,410,500       McDonalds Corp                      92,800        6,403,200
Bausch & Lomb Inc                  6,300      315,788       McGraw Hill Inc                     14,400        1,174,500
Bristol Myers Squibb             134,400   15,447,596       MCI Communications Corp             89,980        5,230,086
CBS Corp                          97,000    3,079,750       Mediaone Group Inc *                81,900        3,598,480
Cendant Corp *                   113,166    2,362,341       Mercantile Stores                    6,200          489,413
Circuit City Stores               13,400      628,126       Meredith Corp                        5,600          262,850
Clear Channel Communications *    15,400    1,680,525       Mirage Resorts Inc *                24,300          517,894

See Notes to Financial Statements           See explanation of symbols on A-66

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1998 (UNAUDITED)

----------------------------------------------------------------------   -----------------------------------------------------
                                                              MARKET                                                  MARKET
                                               SHARES         VALUE                                      SHARES       VALUE
                                               ------         -----                                      ------       -----
Motorola                                        81,400    $  4,278,588   PepsiCo                        201,500    $ 8,299,281
National Services Industries                     5,800         295,075   Philip Morris Co Inc           328,300     12,926,813
New York Times Co                               12,900       1,022,325   Pioneer Hi-Bred Inc             33,140      1,371,167
Newell Co                                       21,900       1,090,894   Polaroid Corp                    6,500        231,156
Nike Inc                                        26,200       1,275,613   Quaker Oats Co                  19,500      1,071,280
Nordstrom Inc                                   10,460         808,036   Ralston-Purina Group            14,700      1,717,143
Omnicom Group Inc                               23,200       1,157,100   Sara Lee Corp                   63,900      3,574,406
Penny (J.C.) Inc                                34,000       2,458,625   Seagrams Ltd                    46,100      1,887,218
PPG Industries Inc                              24,100       1,676,455   Supervalue Inc                   8,600        381,626
Procter & Gamble                               181,200      16,500,522   Unilever N.V.                   85,500      6,749,156
R.H. Donnelley Corp                             23,900         863,388   UST Inc                         26,300        710,100
Reebok International Limited                     7,580         209,871   Wrigley (W.M. Jr.) Co           12,700      1,244,600
                                                                                                               ---------------
Rite Aid Corp                                   34,700       1,303,419                                              91,677,501
                                                                                                               ---------------
Rubbermaid Inc                                  20,400         677,025   ENERGY - 8.71%
Russell Corp                                     5,100         153,956
Sears Roebuck                                   53,700       3,279,056   Amerada Hess Corp               13,600        738,650
Service Corp International                      34,600       1,483,475   Amoco Corp                     129,800      5,402,925
Sigma Aldrich Corp                              13,800         484,725   Anadarko Petroleum               8,100        544,219
Springs Industries Inc                           1,700          78,412   Apache Corp                     13,500        425,250
Sysco Corp                                      47,400       1,214,625   Armco Inc                       17,500        111,563
Tandy Corp                                      13,672         725,470   Ashland Oil Inc                 10,400        536,900
Tele-Communications 'A' *                       63,810       2,452,697   Atlantic Richfield              43,300      3,382,813
Tellabs Inc *                                   25,800       1,847,925   Baker Hughes Inc                23,800        822,587
The Walt Disney Co                              91,802       9,644,948   Carolina Power & Light          16,400        711,350
Time Warner Inc                                 72,220       6,170,294   Central & South West            33,000        886,875
Times Mirror 'A'                                 8,688         546,258   Chevron Corp                    88,300      7,334,417
TJX Cos Inc                                     45,600       1,100,100   Columbia Energy Group           11,800        656,375
Toys R Us *                                     37,300         878,882   Consolidated Edison Inc         33,500      1,543,094
Tribune Co                                      16,100       1,107,881   Consolidated Natural Gas        13,600        800,700
Tricon Global Restaurants *                     20,770         658,149   CSX Corp                        29,600      1,346,799
Tupperware Corp                                  8,100         227,813   Cyprus Minerals Co              12,600        166,950
U.S. West Inc                                   67,337       3,164,824   Dresser Industries Inc          23,900      1,053,094
Unicom Corp                                     30,700       1,076,419   Duke Power                      48,626      2,881,090
VF Corp                                         16,700         860,050   Enron Corp                      42,200      2,281,438
Viacom International Inc                        38,938       2,268,139   Exxon Corp                     330,600     23,575,913
Walgreen Co                                     66,000       2,726,626   Firstenergy Corp                29,700        913,275
Wal-Mart Stores Inc                            302,200      18,358,648   FMC Corp *                       4,700        320,481
Warner Lambert Co                              110,700       7,679,811   Halliburto n                    36,000      1,604,250
Wendys International Inc                        18,200         427,700   Helmerich & Payne                7,600        169,100
Whirlpool Corp                                  10,400         715,000   Homestake Mining Co             29,100        301,913
Winn Dixie Stores                               21,300       1,090,294   Inco Ltd                        21,700        295,663
                                                      ----------------
                                                           269,949,551   Kerr McGee Corp                  6,500        376,188
                                                      ----------------
CONSUMER STAPLES - 7.35%                                                 McDermott International Inc      7,900        272,057
                                                                         Minnesota Mining & Mfg Co       54,900      4,512,094
Albertson's Inc                                 33,500       1,735,719   Mobil Corp                     106,200      8,137,575
Anheuser Busch                                  66,500       3,137,968   Newmont Mining Corp             22,722        536,807
Archer-Daniel Midland                           77,114       1,494,084   Occidental Petroleum Corp       49,400      1,333,799
Bestfoods                                       39,100       2,270,245   Paccar Inc                      10,766        562,524
Brown Forman Inc 'B'                             5,461         350,869   Pennzoil Co                      6,600        334,125
Campbell Soup Co                                61,400       3,261,875   Peoples Energy Corp              5,500        212,438
Coca-Cola                                      333,900      28,548,449   Phillips Petroleum Co           34,200      1,648,013
Colgate Palmolive                               40,200       3,537,600   Rowan Cos Inc *                 12,100        235,194
Coors Adolph                                     4,890         166,260   Royal Dutch Petroleum Guild    286,900     15,725,705
Fortune Brands Inc                              22,000         845,625   Schlumberger Ltd                66,200      4,522,288
Giant Foods Inc                                  9,000         387,563   Sonat Inc                       14,900        575,513
Heinz (H.J.) Co                                 50,050       2,809,054   Sun Company Inc                 12,257        475,725
Hershey Foods Corp                              15,200       1,048,800   Tenneco Inc                     22,900        871,631
Kellogg Co                                      51,100       1,919,444   Texaco Inc                      73,400      4,381,063

See Notes to Financial Statements             See explanation of symbols on A-66

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1998 (UNAUDITED)

---------------------------------------------------------------------    -----------------------------------------------------------
                                                             MARKET                                                         MARKET
                                             SHARES          VALUE                                          SHARES          VALUE
                                             ------          -----                                          ------          -----
Union Pacific Resources                      36,726    $      645,000    Merrill Lynch Co                   46,700    $    4,308,075
Unocal Corp                                  32,800         1,172,600    MGIC Investment Corp               15,600           890,175
USX-Marathon Group                           40,400         1,386,225    Morgan (J.P.) and Co Inc           24,100         2,822,713
Williams Cos                                 57,300         1,933,875    Morgan Stanley Dean Witter & Co    81,274         7,426,412
                                                       --------------
                                                          108,658,123    National City Corp                 46,800         3,322,800
                                                       ---------------
FINANCIAL & BUSINESS SERVICES - 17.64%                                   NationsBank Corp                  130,069         9,950,279
                                                                         Northern Trust Corp                16,200         1,235,250
Aetna Life & Casualty Co                     19,639         1,495,019    Norwest Corp                      105,300         3,935,588
Ahmanson (H.F.) & Co                         14,900         1,057,900    PNC Bank Corp                      43,100         2,319,319
Allstate Corp                                57,089         5,227,212    Progressive Corp                    9,800         1,381,800
American Express                             61,600         7,022,400    Providian Corp                     13,000         1,021,313
American International Group Inc             93,350        13,629,100    Pulte Corp                          5,800           173,275
Aon Corp                                     22,750         1,598,188    Republic New York Corp             17,700         1,113,994
Associates First Capital Corp                47,445         3,647,334    Safeco Corp                        19,240           874,218
Banc One Corp                                97,294         5,430,221    Schwab (Charles) Corp              33,200         1,079,000
Bank of New York Co Inc                      52,200         3,167,888    SLM Holding Corp                   13,500           661,500
BankAmerica Corp                             92,784         8,020,017    St. Paul Cos Inc                   31,698         1,333,297
BankBoston Corp                              40,800         2,269,500    State Street Corp                  21,500         1,494,250
BB&T Corp                                    17,100         1,156,388    Summit Bancorp                     25,600         1,216,000
Bear Stearns                                  3,800           216,125    SunAmerica Inc                     24,400         1,401,475
Beneficial Corp                               7,400         1,133,588    Suntrust Banks Inc                 29,600         2,406,850
Capital One Finance                           5,200           645,775    Synovus Financial Corp             32,550           773,063
Chase Manhattan Corp                        115,980         8,756,490    Torchmark Corp                     18,800           860,100
Chubb Corp                                   23,700         1,904,888    Transamerica Corp                   8,670           998,134
CIGNA Corp                                   29,100         2,007,900    Travelers Inc                     155,559         9,430,765
Cincinnati Financial Corp                    22,500           863,438    U.S. Bancorp                      101,537         4,366,091
Cinergy Corp                                 20,513           717,955    UNUM Corp                          18,700         1,037,850
Citicorp                                     61,100         9,119,176    Venator Group Inc *                18,600           355,725
Cognizant Corp                               22,300         1,404,900    Wachovia Corp                      29,700         2,509,650
Comerica Inc                                 21,450         1,421,063    Washington Mutual Inc              55,560         2,413,387
Conseco Inc                                  42,814         2,001,531    Wells Fargo & Co                   11,600         4,280,400
                                                                                                                      --------------
Countrywide Credit Industries Inc            15,000           761,250                                                    220,047,246
                                                                                                                      --------------
Dow Jones & Co Inc                           10,100           563,075    HEALTH CARE - 9.02%
Equifax Inc                                  17,300           628,206
FHLMC                                        91,900         4,325,044    Abbott Laboratories               208,800         8,534,700
FNMA                                        141,200         8,577,900    Allergan Inc                        8,300           384,912
Fifth Third Bancorp                          31,475         1,982,925    Alza Corp *                        13,100           566,575
First Chicago NBD Corp                       40,087         3,552,710    Amgen Inc *                        35,200         2,301,200
First Data Corp                              60,400         2,012,075    Bard (C.R.) Inc                     7,700           293,081
First Union Corp                            130,710         7,613,858    Baxter International Inc           38,600         2,077,163
Fleet Financial Group Inc                    39,565         3,303,678    Becton Dickinson                   16,600         1,288,575
Franklin Resources Inc                       34,200         1,846,800    Biomet Inc                         15,940           527,016
Gannett Inc                                  38,700         2,750,119    Boston Scientific Corp *           26,400         1,890,900
Golden West Financial Corp                    6,200           659,138    Cardinal Health Inc                14,900         1,396,875
Hartford Financial Services Group            16,100         1,841,438    Columbia/HCA Healthcare            84,184         2,451,859
Household International Inc                  43,700         2,174,075    Guidant Corp                       20,800         1,483,300
Huntington Bancshares                        23,000           770,500    HBO & Co                           60,700         2,139,675
ITT Industries Inc                           15,900           594,263    Healthsouth Corp *                 54,400         1,451,800
Jefferson Pilot Corp                         15,000           869,063    Humana Inc                         23,500           732,906
Keycorp                                      61,400         2,187,375    Johnson & Johnson                 181,700        13,400,375
Laidlaw Inc 'B'                              37,200           453,375    Lilly (Eli) & Co                  149,600         9,882,950
Lehman Brothers Holding Inc                  16,100         1,248,756    Mallinckrodt Group Inc              9,900           293,906
Lincoln National Corp                        13,600         1,242,700    Manor Care Inc                      7,450           286,359
Marsh & McLennan Cos                         34,950         2,112,291    Medtronic Inc                      64,700         4,124,625
MBIA Inc                                     13,200           988,350    Merck & Co Inc                    161,500        21,600,623
MBNA Corp                                    68,525         2,261,325    Pfizer Inc                        176,400        19,172,475
Mellon Bank Corp                             36,100         2,513,463    Pharmicia & Upjohn Inc             71,035         3,276,489
Mercantile Bancorp                           18,000           906,750    Schering-Plough                    99,100         9,080,038

See Notes to Financial Statements            See explanation of symbols on A-66

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------    ------------------------------------------------------------
                                                            MARKET                                                          MARKET
                                              SHARES        VALUE                                              SHARES       VALUE
                                              ------        -----                                              ------       -----
St. Jude Medical                              10,256      $  377,549    Union Camp Corp                         9,600     $  476,400
Tenet Healthcare Corp *                       41,500       1,296,876    Union Carbide Corp                     19,200      1,024,800
U.S. Surgical Corp                            10,400         474,500    USX-US Steel Group                     12,160        401,280
United Healthcare Corp                        26,800       1,701,800    Waste Management Inc                   61,600      2,156,000
                                                        -------------
                                                         112,489,102    Westvaco Corp                          12,200        344,650
                                                        -------------
MATERIALS & PROCESSING - 4.42%                                          Weyerhaeuser Co                        27,000      1,247,063
                                                                        Willamette Industries                  13,100        419,200
Allegheny Teledyne Inc                        23,805         544,539    Worthington Industries Inc             13,455        202,665
                                                                                                                         -----------
Aluminum Company of America                   21,400       1,411,063                                                      55,240,130
                                                                                                                         -----------
Applied Materials *                           49,500       1,460,250    TECHNOLOGY - 13.74%
Barrick Gold Corp                             50,500         968,969
Battle Mountain Gold 'A'                      18,000         106,875    3 Com Corp *                           46,900      1,439,244
Bemis Inc                                      7,300         298,388    Adobe Systems Inc                       9,800        415,888
Bethlehem Steel Corp                          17,700         220,144    Advanced Micro Devices *               16,700        284,944
Boise Cascade Corp                             6,700         219,425    Apple Computer                         18,150        520,678
Burlington Northern Santa Fe                  21,970       2,157,180    Ascend Communications Inc *            24,700      1,224,194
Burlington Resources Inc                      25,247       1,087,199    Autodesk Inc                            6,760        261,105
Clorox Co                                     14,200       1,354,325    Automatic Data Processing              40,800      2,973,300
Crown Cork & Seal                             17,900         850,250    Bay Networks Inc *                     28,500        919,125
Dover Corp                                    30,100       1,030,925    Cabletron Systems *                    22,400        301,000
Dow Chemical                                  30,900       2,987,644    Ceridian Corp *                         9,400        552,250
duPont (EI) deNemours                         52,500      11,380,314    Cincinnati Milacron                     4,500        109,406
Eastman Chemical Co                           10,825         673,856    CISCO Systems Inc *                    41,200      2,999,223
Engelhard Corp                                19,012         384,993    Compaq Computer Corp                   23,543      6,343,019
Freeport McMoran Copper 'B'                   18,100         274,894    Computer Association International     73,900      4,106,069
Georgia-Pacific Corp                          12,900         760,294    Computer Sciences                      21,500      1,376,000
Grace (W.R.) & Co *                           10,200         174,038    Data General Corp *                     6,400         95,600
Great Lakes Chemical                           8,100         319,444    Dell Computer Corp *                   86,000      7,981,875
Harnischfeger Industries Inc                   6,500         184,031    Eaton Corp                              9,600        746,400
Hercules Inc                                  13,300         546,963    EMC Corp *                             67,600      3,029,325
Inland Steel Industries Inc                    1,100          31,006    Frontier Corp                          23,700        746,550
International Paper                           41,723       1,794,089    Gateway 2000 Inc *                     20,700      1,047,938
Johnson Controls Inc                          11,600         663,375    General Instrument Corp *              20,600        560,063
Kaufman & Broad Home                           5,300         168,275    Harris Corp                            11,000        491,563
Loew's Corp                                   14,900       1,298,163    Hewlett Packard Co                    138,800      8,310,650
Louisiana Pacific Corp                        13,300         242,725    Honeywell Inc                          17,200      1,437,275
Lowe's Co                                     47,600       1,930,775    IBM Corp                              127,400     14,627,113
Martin Marietta Materials                          1              45    Intel Corp                            227,980     16,899,017
Mead Corp                                     14,500         460,375    KLA-Tencor Corp *                      13,200        365,475
Monsanto Co                                   81,900       4,576,162    LSI Logic *                            17,800        410,513
Moore Ltd                                      8,200         108,650    Lucent Technologies Inc               177,228     14,743,152
Morton International Inc                      17,600         440,000    Micron Technology                      27,600        684,825
Nalco Chemical Co                              6,900         242,363    Microsoft Corp *                      331,700     35,947,985
Nucor Corp                                    12,100         556,600    Millipore Corp                          5,852        159,467
Owens Corning Fiberglass                       7,100         289,769    Northern Telecom Ltd                   70,500      4,000,875
Owens-Illinois Inc *                          20,200         903,950    Novell Inc *                           49,700        633,675
Pall Corp                                     16,866         345,753    Oracle Systems Corp *                 131,535      3,230,828
Phelps Dodge Corp                              8,200         468,938    Parametric Technology Corp *           39,100      1,060,588
Placer Dome Inc                               27,900         327,825    Perkin Elmer Corp                       6,900        429,094
Potlatch Corp                                  3,900         163,800    Pitney Bowes Inc                       37,800      1,819,125
Praxair Inc                                   21,500       1,006,469    Raychem Corp                           11,800        348,838
Reynolds Metals Co                            11,100         620,906    Raytheon Co 'B'                        42,500      2,512,813
Rohm & Haas Co                                 8,300         862,681    Rockwell International Corp            28,400      1,364,975
Sherwin Williams Co                           23,500         778,438    Scientific Atlanta                     11,000        279,125
Stanley Works                                 12,100         502,906    Seagate Technology *                   33,000        785,813
Stone Container Corp                          11,312         176,750    Shared Medical Systems Corp             3,200        235,000
Temple Inland Inc                              7,400         398,675    Silicon Graphics *                     23,344        283,046
Timken Co                                      6,900         212,606    Sun Microsystems *                     51,200      2,224,000

See Notes to Financial Statements             See explanation of symbols on A-66

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1998 (UNAUDITED)

-------------------------------------------------------    -------------------------------------------------------------
                                                 MARKET                                                          MARKET
                                 SHARES           VALUE                                      SHARES               VALUE
                                 ------          -------                                     ------               ------
Tektronix                        6,750     $     238,781    Peco Energy Co                    31,800      $      928,162
Texas Instruments Inc           51,800         3,020,588    PP&L Resources                    16,600             376,613
Thermo Electron Corp *          20,100           687,169    Public Services Enterprises       35,000           1,205,312
Unisys Corp *                   34,100           963,325    SBC Communications               248,648           9,945,918
Western Atlas Inc *              8,000           679,000    Sempra Energy *                   27,747             769,982
Xerox Corp                      44,900         4,562,963    Southern Co                       93,900           2,599,856
                                           -------------
                                             171,469,852    Sprint Corp                       46,800           3,299,400
                                           -------------
TRANSPORTATION - 3.03%                                      Texas Utilities Co                33,110           1,378,203
                                                            WorldCom Corp *                  139,600           6,761,876
                                                                                                          --------------
Air Products & Chemicals        28,200         1,128,000                                                      92,363,823
                                                                                                          --------------
AMR Corp Del *                  24,600         2,047,950
Brunswick Corp                  11,400           282,150    Total Common Stocks
Champion International Corp     12,400           609,925    (Cost $857,034,990)                            1,205,114,578
                                                                                                           -------------
Chrysler Corp                   87,444         4,929,655
Cooper Tire & Rubber Corp       10,600           218,626    Total Investments in Securities
Dana Corp                       23,328         1,248,067    (Cost $857,034,990)                            1,205,114,578
                                                                                                           -------------
Delta Air Lines                 10,300         1,331,275
Ford Motor Co                  154,300         9,103,700
General Motors Corp             90,300         6,033,169                                     PRINCIPAL
General Re Corp                 10,300         2,611,050                                       AMOUNT             VALUE
                                                                                             ----------           ------
Genuine Parts Co                22,675           783,705
Goodrich (B.F.) Co              10,000           496,250    U.S. TREASURY BILLS - 0.11%
Goodyear Tire & Rubber          22,500         1,449,844
Norfolk Southern                51,300         1,529,381    4.750% due 08/20/98 **          $ 90,000              89,406
Pep Boys                         8,200           155,288    4.779% due 08/20/98 **            15,000              14,900
Ryder Systems Inc                6,500           205,156    4.810% due 08/20/98 **            25,000              24,833
Snap On Inc                      8,150           295,438    4.830% due 08/20/98 **           175,000             173,827
Southwest Airlines              30,150           893,194    4.880% due 08/20/98 **            80,000              79,457
U.S. Airways Group Inc *        12,400           982,700    4.910% due 08/20/98 **            75,000              74,489
Union Pacific Corp              33,600         1,482,600    4.920% due 08/20/98 **            70,000              69,522
                                           -------------
                                              37,817,123    4.930% due 08/20/98 **            50,000              49,658
                                           -------------
UTILITIES - 7.40%                                           4.940% due 08/20/98 **           125,000             124,142
                                                            4.970% due 08/20/98 **           260,000             258,205
Airtouch Communications Inc *   75,900         4,435,406    4.990% due 08/20/98 **           245,000             243,302
Ameren Corp                     18,200           723,450    5.010% due 08/20/98 **            65,000              64,548
American Electric Power Inc     25,700         1,166,137    5.020% due 08/20/98 **            80,000              79,442
Ameritech Corp                 148,800         6,677,400    5.080% due 08/20/98 **            15,000              14,894
                                                                                                          --------------
Andrew Corp *                   12,525           226,233
AT&T Corp                      219,500        12,538,935    Total U.S. Treasury Bills                          1,360,625
                                                                                                          --------------
Baltimore Gas & Electric        18,250           566,890
Bell Atlantic Corp             209,722         9,568,566
Bell South Corp                134,500         9,028,313
Centex Corp                      8,100           305,775
Dominion Resources Inc          28,350         1,155,263
DTE Energy Co                   22,100           892,288
Edison International            48,900         1,445,606
Entergy Corp                    38,200         1,098,250
FPL Group Inc                   25,300         1,593,900
GPU Inc                         17,400           657,938
GTE Corp                       130,000         7,231,248
Houston Industry Inc            36,929         1,140,182
NEXTEL Communications Inc       34,600           860,676
Niagara Mohawk Power            16,600           247,963
NICOR Inc                        6,600           264,825
Northern States Power Co        13,800           395,025
Oryx Energy Co                  14,900           329,663
Pacific Gas & Electric          51,500         1,625,469
Pacificorp                      40,800           923,100

See Notes to Financial Statements            See explanation of symbols on A-66

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1998 (UNAUDITED)

---------------------------------------------------------------------     ----------------------------------------------------------
                                           PRINCIPAL                      NOTES TO SCHEDULE OF INVESTMENTS
                                                                          -------------------------------------
                                             AMOUNT          VALUE
                                           ---------         -----
                                                                          (a) Securities with an approximate aggregate market value
SECURITIES HELD UNDER REPURCHASE                                          of $1,360,625 have been segregated with the custodian to
AGREEMENT - 3.30%                                                         cover margin requirements for the following open stock
                                                                          index futures contracts at June 30, 1998:

State Street Bank and Trust
    4.250% due 07/01/98                                                                       Number of             Unrealized
    (Dated 06/30/98, repurchase price                                            Type         Contracts            Appreciation
                                                                          ----------------------------------------------------------
    of $41,149,857; collateralized by U.S.                                  S&P 500 (9/98)        73            $      225,638
                                                                                                                --------------------
    Treasury Notes - market value
    $41,973,425 and due 08/15/08)         $41,145,000   $   41,145,000    (b) At June 30, 1998, the net unrealized appreciation
                                                        --------------
                                                                          (depreciation) of investments based on cost of
Total Securities Held Under Repurchase                                    investments for federal income tax purposes was as
    Agreement                                               41,145,000    follows:
                                                        --------------
                                                                          Tax cost basis                        $  899,540,615
                                                                                                                --------------------
Total Short-Term Investments
    (Cost $42,505,625)                                      42,505,625    Aggregate gross unrealized appreciation for all
                                                        ---------------
                                                                          investments in which there was an excess
                                                                          of value over tax cost                $  361,497,625

TOTAL EQUITY INDEX PORTFOLIO                                              Aggregate gross unrealized depreciation for all
    (COST $899,540,615)                                 $1,247,620,203    investments in which there was an excess
                                                        --------------
                                                                          of tax cost over value                   (13,418,037)
                                                                                                                --------------------

                                                                          Net unrealized appreciation           $  348,079,588
                                                                                                                --------------------

See Notes to Financial Statements           See explanation of symbols on A-66

PACIFIC SELECT FUND
INTERNATIONAL PORTFOLIO
SCHEDULE OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------      ---------------------------------------------------------
                                                          MARKET                                                        MARKET
                                            SHARES         VALUE                                           SHARES        VALUE
                                            ------         -----                                           ------        -----
PREFERRED STOCKS - 2.82%                                                  FRANCE - 8.90%

AUSTRALIA - 0.32%                                                         Alcatel Alsthom                     18,655   $  3,788,927
                                                                          Bongrain                               250        125,229
News Corporation Ltd                          444,007    $ 3,144,173      Cie De St Gobain                    42,400      7,842,136
                                                         -----------
                                                           3,144,173      Elf Aquitaine                       90,200     12,649,936
                                                         -----------
GERMANY - 2.50%                                                           France Telecom SA                   84,300      5,799,980
                                                                          Group Danone                        32,700      8,993,862
Dykerhoff AG                                   26,500     10,523,783      LaFarge Coppee                      78,300      8,074,296
Hornbach Holdings AG                           44,000      4,027,655      Laforge Rights *                     7,191        255,088
Suedzucker AG                                  16,800     10,193,363      Legris Industries                  163,000      7,610,916
                                                         -----------
                                                          24,744,801      Michelin (CGDE) B Ord Compagne      62,490      3,598,312
                                                         -----------
                                                                          Rhone-Poulenc 'A'                   73,100      4,112,772
Total Preferred Stocks (Cost $23,743,925)                 27,888,974      Scor                                43,551      2,755,665
                                                         -----------
                                                                          ST Microelectronics *               71,200      5,033,774
                                                                          Total SA 'B'                        84,980     11,020,522
COMMON STOCKS - 88.51%                                                    Union Des Assurances Federal        26,318      4,138,173
                                                                          Usinor Sacilor                     139,771      2,153,906
                                                                                                                       ------------
AUSTRALIA - 1.40%                                                                                                        87,953,494
                                                                                                                       ------------
                                                                          GERMANY - 9.02%
Australia & New Zealand Banking               300,700      2,073,525
Brambles Industries                            66,250      1,299,567      BASF AG                            253,600     11,992,699
Commonwealth Bank Australia                   220,100      2,566,798      Bayer                              157,600      8,115,354
Lend Lease Corp Ltd                            57,900      1,170,179      Bayerische Vereinsbank AG           63,000      5,348,728
National Australian Bank Ltd                  126,600      1,669,183      Buderus AG                          20,700     10,304,204
Qantas Airways Ltd ADR ~                      116,900      1,759,076      Gerresheimer Glas                  214,600      3,216,626
Seven Network Ltd                             195,600        588,431      Holzmann (Phillip) AG *             27,382      6,542,602
Telstra Corp Instalment                     1,037,300      2,658,247      Metro AG                            76,000      4,602,876
                                                         -----------
                                                          13,785,006      Metro AG Bezugsrecht Rights *       76,000          2,942
                                                         -----------
AUSTRIA - 0.43%                                                           Plettac AG                          53,700      7,484,734
                                                                          Veba AG                            119,700      8,143,307
Bohler Uddeholm                                64,200      4,235,075      Viag AG                             16,500     11,133,850
                                                         -----------
                                                           4,235,075      Volkswagen AG                       12,800     12,283,186
                                                         -----------
                                                                                                                       ------------
BELGIUM - 0.71%                                                                                                          89,171,108
                                                                                                                       ------------
                                                                          HONG KONG - 0.91%
Gib Holding Ltd                               124,377      7,004,712
                                                         -----------
                                                           7,004,712      China Light & Power                273,400      1,245,775
                                                         -----------
BRAZIL - 0.00%                                                            Hong Kong & China Gas            1,322,600      1,502,373
                                                                          Hong Kong Electric Holdings        473,000      1,465,341
Banco Bradesco SA                             200,000          1,660      Hong Kong Telecommunication        641,200      1,204,267
                                                         -----------
                                                               1,660      Hong Kong Warrants *                42,300            546
                                                         -----------
DENMARK - 1.38%                                                           HSBC Holdings PLC                   51,068      1,249,179
                                                                          Hutchison Whampoa Ltd              218,000      1,150,923
BG Bank                                       107,400      6,642,690      Li & Fung Ltd                      379,400        612,172
Unidanmark AS                                  78,100      7,008,756      Television Broadcasts              194,000        513,360
                                                         -----------                                                   ------------
                                                          13,651,446                                                      8,943,936
                                                         -----------                                                   ------------
FINLAND - 6.13%                                                           IRELAND - 0.93%

Huhtamaki I                                    42,800      2,445,091      Bank of Ireland                    448,419      9,219,065
                                                                                                                       ------------
Kone Oy 'B'                                    54,055      7,572,657                                                      9,219,065
                                                                                                                       ------------
Merita Ltd 'A'                              2,525,300     16,631,952      ITALY - 3.40%
Metra Oy 'B'                                  311,500     10,201,223
Partek Finnish Ord Fim10                      157,850      2,728,286      Magneti Marelle Spa              2,165,940      4,743,600
Rauma Oy Fim                                  310,450      6,354,273      Marzotto (Gaetano) Spa              75,950      1,155,831
Rautaruukki Oy                                679,400      5,191,543      Mediaset Spa                     1,099,900      7,007,365
Sampo Insurance Co Ltd Fim5                    85,350      4,037,370
Valmet Oy Corp                                316,730      5,451,324
                                                         -----------
                                                          60,613,719
                                                         -----------

See Notes to Financial Statements             See explanation of symbols on A-66

PACIFIC SELECT FUND
INTERNATIONAL PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1998 (UNAUDITED)

-------------------------------------------------------------      -----------------------------------------------------------------
                                                     MARKET                                                               MARKET
                                     SHARES           VALUE                                                SHARES          VALUE
                                     ------           -----                                                ------          -----
Sogefi                                 849,900     $2,839,761      TDK Corp                                   59,000    $  4,345,873
Telecom Italia Spa                      33,330        244,910      Tokyo Electron Ltd                        117,000       3,573,353
Telecom Italia Spa RISP              3,639,100     17,584,981      Toshiba                                 1,070,000       4,359,815
                                                   ----------
                                                   33,576,448      Toyota Motor Corp                         172,000       4,437,354
                                                   ----------
JAPAN - 14.55%                                                     Tsubakimoto Chain                         604,000       2,018,325
                                                                   Yamaha Corp                               159,000       1,542,525
Amada Co                               452,000      2,192,519      Yamanouchi Pharmaceutica                  199,000       4,132,873
                                                                                                                        ------------
Autobacs Seven                          27,000        770,292                                                            143,774,022
                                                                                                                        ------------
Canon Inc                              218,000      4,934,785      MALAYSIA - 0.14%
Casio Computer                         260,000      2,408,394
Dai Nippon Printing                    184,000      2,928,820      Carlsberg Brewery                          48,000         146,228
Daicel Chemical Industries             862,000      1,821,192      Guinness Anchor                           230,000         244,681
Daifuku                                449,000      1,668,161      Nestle Malaysia Berhad                    115,000         522,727
Daikin Industries                      425,000      2,730,409      Rothmans of Pall Mall                      71,000         493,533
                                                                                                                        ------------
Family Mart                             44,000      1,669,505                                                              1,407,169
                                                                                                                        ------------
Fuji Machine Manufacturing Co          160,000      4,231,253      NETHERLANDS - 4.50%
Fuji Photo Film                        123,000      4,269,268
Fujitec Co Ltd                         219,000      1,321,979      ABN Amro Holding Nv                       209,700       4,897,201
Fujitsu Ltd                            436,000      4,574,467      AKZO Nobel NV                              49,200      10,915,364
Furukawa Electric Co Ltd               652,000      2,188,092      Ing Groep Nv                              240,543      15,719,528
Hitachi Credit Corp                    138,000      2,315,619      Koninklijke Bijenkorf Beheer               22,050       1,541,580
Hitachi Ltd                            644,000      4,188,279      Koninklijke KNP Bt                        185,100       4,767,693
Inabata & Co                           176,000        541,324      Philips Electronics                        79,400       6,661,302
                                                                                                                        ------------
Kaneka Corp                            478,000      2,507,563                                                             44,502,668
                                                                                                                        ------------
Kurita Water Industries                150,000      1,767,813      NEW ZEALAND - 0.07%
Kyocera Corp                            75,000      3,654,199
Kyudenko Co Ltd                        149,000        972,240      AMP Nz Office Trust                       524,000         244,124
Lintec Inc                             101,000        878,229      Telecom Corp of New Zealand - IR           40,000          85,309
Matsushita Electric                    327,000      5,240,272      Telecom Corp of New Zealand - 68814        75,100         308,671
                                                                                                                        ------------
Mitsubishi Chemical Corp               818,000      1,475,463                                                                638,104
                                                                                                                        ------------
Mitsubishi Estate                      271,000      2,375,912      NORWAY - 1.03%
Mitsubishi Heavy Industries            758,000      2,854,314
Mitsumi Electric Co Ltd                202,000      3,556,466      Saga Petroleum 'B'                        468,000       6,623,793
Murata Manufacturing Co                 93,000      3,007,438      Sparebanken Norway                        124,705       3,578,803
                                                                                                                        ------------
NEC Corp                               433,000      4,023,348                                                             10,202,596
                                                                                                                        ------------
NIFCO                                  121,000        956,487      PORTUGAL - 0.40%
Nintendo Corp Ltd                       53,000      4,894,183
Nippon Telegraph & Telephone               510      3,848,227      Electricidade De Portugal                 170,400       3,953,199
                                                                                                                        ------------
Nissan Motor Co Ltd                    867,000      2,722,712                                                              3,953,199
                                                                                                                        ------------
Nissha Printing                        120,000        732,996      SINGAPORE - 0.23%
ONO Pharmaceutical                      94,000      2,242,679
Ricoh Co                               427,000      4,483,109      Creative Technology *                      52,150         633,151
Rinnai Corp                             91,000      1,373,289      Natsteel Electronics Ltd                  306,000         512,870
Sangetsu Co Ltd                         74,000        951,888      United O/S Bank                           235,000         730,678
Sankyo Co Ltd                          190,000      4,314,613      Venture Manufacturing Singapore           210,000         397,986
                                                                                                                        ------------
Sanwa Shutter                          273,000      1,196,723                                                              2,274,685
                                                                                                                        ------------
Sekisui Chemical Co                    278,000      1,418,418      SPAIN - 3.02%
Sekisui House Ltd                      234,000      1,807,696
Shimanura Co Ltd                        54,000      1,455,212      Banco Bilbao Vizcaya                      197,800      10,142,598
Shin-Etsu Polymer Co                   199,000        800,834      Iberdrola SA                              523,300       8,489,816
Sony Corp                               64,000      5,496,030      Telefonica De Espana SA                   124,947       5,771,920
Sumitomo Marine & Fire                 209,000      1,165,492      Uralita                                   382,700       5,448,264
                                                                                                                        ------------
Suzuki Motor Co                        269,000      2,435,701                                                             29,852,598
                                                                                                                        ------------

See Notes to Financial Statements             See explanation of symbols on A-66

PACIFIC SELECT FUND
INTERNATIONAL PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------     -----------------------------------------------------------------
                                                   MARKET                                                                  MARKET
                                    SHARES          VALUE                                                    SHARES         VALUE
                                    -----           -----                                                    ------         -----
SWEDEN - 6.01%                                                     Sun Alliance Group                          861,691  $  8,785,932
                                                                   Tate & Lyle                                 165,000     1,308,888
Autoliv Inc SDR                        227,200    $ 7,244,717      Unilever PLC                                285,300     3,061,189
BT Industries Ab                       176,700      3,557,422      Westminster Health                          353,600     1,860,165
Esselte Ab B-F                         358,400      8,291,109      WPP Group PLC                             1,799,000    11,833,629
                                                                                                                        ------------
Fastignets Ab Balder *                  19,410         20,631                                                            182,018,326
                                                                                                                        ------------
Nordbanken Holding Ab                1,464,000     10,709,516
Pharmacia & Upjohn                     151,300      6,943,491      Total Common Stocks (Cost $788,271,667)               874,849,908
                                                                                                                        ------------
PLM Ab Sek Ords                        211,800      3,337,101
Skf Ab 'B'                              71,680      1,299,687
Spectra-Physics Ab 'A' Shr             192,500      3,069,120                                               PRINCIPAL
Svedala Industries Ab                  259,300      5,998,562                                                AMOUNT
                                                                                                             ------
Svenska Handelsbanken 'A'              194,100      8,980,493
                                                  -----------
                                                   59,451,849      CONVERTIBLE CORPORATE BOND - 0.02%
                                                  -----------
SWITZERLAND - 6.94%
                                                                   NEW ZEALAND - 0.02%
Ascom Holdings AG                          195        359,329
Bobst AG                                 2,640      4,847,384      AMP Nz Office Trust Conversion
Forbo Holdings AG                       13,150      6,681,013          7.500% due 06/30/03                 $   272,000       244,124
                                                                                                                        ------------
Holderbank Finan Glaris                  9,670     12,282,396
Nestle Sa Bearer Reg                     8,450     18,051,135      Total Convertible Corporate Bond
Richemont (Fin)                          4,873      6,365,847          (Cost $309,710)                                       244,124
                                                                                                                        ------------
Schindler Holding AG                     4,770      7,377,098
Sig Schweiz Industrie Ge                 5,400      4,388,944
Valora Holding AG                       31,400      8,265,877      Total Investments in Securities
                                                  -----------
                                                   68,619,023         (Cost $812,325,302)                                902,983,006
                                                  -----------                                                           ------------
UNITED KINGDOM - 18.41%

Aegis Group PLC                      2,699,000      4,342,802                                                               VALUE
                                                                                                                            -----
Bank of Scotland                       331,786      3,709,340
BG PLC                               2,939,341     17,006,669      SECURITIES HELD UNDER REPURCHASE
British Telecomm                       711,900      8,754,288      AGREEMENT - 8.65%
BTR PLC *                            1,123,504      3,189,345
Bunzl PLC                              756,300      3,556,174      State Street Bank and Trust
Burmah Castrol                         538,300      9,630,834         5.000% due 07/01/98 (Dated
Capital Radio PLC                      282,251      3,334,380         06/30/98, repurchase price of
CGU PLC                                223,075      4,162,179         $85,539,045; collateralized by
Charter PLC                            929,400      9,724,252         U.S. Treasury Notes - market value
Danka Business Systems                  49,500        155,994         $86,513,944 and due 08/15/08)         85,527,265    85,527,265
                                                                                                                        ------------
Diageo PLC                             347,430      4,133,344
Glynwed International                  715,500      2,928,876      Total Securities Held Under
Great Univ Stores                      537,500      7,084,678         Repurchase Agreement                                85,527,265
                                                                                                                        ------------
Imperial Tobacco Group               1,173,100      8,616,299
Lonrho Africa PLC                      517,825        634,615      Total Short-Term Investment
Lonrho PLC *                           517,825      2,434,848         (Cost $85,527,265)                                  85,527,265
                                                                                                                        ------------
Medeva PLC                           2,340,500      6,673,360
National Westminster Bank              541,461      9,687,388
Peninsular & Orient Stea               237,700      3,426,368      TOTAL INTERNATIONAL PORTFOLIO
Premier Farnell PLC                    916,000      4,658,382         (COST $897,852,567)                               $988,510,271
                                                                                                                        ============
Premier Oil PLC                     10,528,000      7,504,500
Reckitt & Colman                       430,700      8,215,627
RMC Group PLC                          126,400      2,194,005
Scapa Group PLC                      2,753,900      8,793,398
SIG PLC                                926,200      3,490,222
Stolt Nielsen SA ADR                   410,150      7,126,356

See Notes to Financial Statements             See explanation of symbols on A-66

PACIFIC SELECT FUND
INTERNATIONAL PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1998 (UNAUDITED)
---------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS
--------------------------------
(a) Forward foreign currency contracts outstanding at June 30, 1998, were summarized as follows:

                                       Principal
            Contracts                    Amount         Unrealized
            To Buy or    Expiration   Covered By       Appreciation
  Type       To Sell        Month       Contract      (Depreciation)
---------------------------------------------------------------------
   DM         Sell          7/98       $ 7,373,473     $   (47,766)
              Sell          8/98         7,601,009         165,908
              Sell          9/98         1,447,996          (1,770)
   JY         Buy           7/98        28,009,811        (204,567)
              Sell          7/98        33,256,193       2,454,279
              Sell          8/98        10,151,000         429,171
              Sell          9/98        48,773,005         353,264
              Sell         10/98        32,902,000      (1,111,853)
   S$         Buy           7/98         2,749,765          28,106
              Sell          7/98         2,650,000        (127,870)
   SF         Sell          7/98         6,792,083         162,559
                                                       -----------
                                                       $ 2,099,461
                                                       ===========

            Principal amount denoted in the indicated currency:
               DM - German Mark
               JY - Japanese Yen
               S$ - Singapore Dollar
               SF - Swiss Franc

(b) At June 30, 1998, the net unrealized appreciation (depreciation) of investments based on cost of investments for federal income tax purposes was as follows:

Tax cost basis                                         $897,852,567
                                                       ============

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                          $159,318,769

Aggregate gross unrealized depreciation for all
investments in which there was an excess of
tax cost over value                                     (68,661,065)
                                                       ------------

Net unrealized appreciation                            $ 90,657,704
                                                       ============

See Notes to Financial Statements             See explanation of symbols on A-66

PACIFIC SELECT FUND
EMERGING MARKETS PORTFOLIO
SCHEDULE OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------      ------------------------------------------------------------
                                                    MARKET                                                             MARKET
                                     SHARES          VALUE                                              SHARES          VALUE
                                     ------          -----                                              ------          -----
COMMON STOCKS - 90.57%                                              HUNGARY - 6.95%

ARGENTINA - 7.56%                                                   Danubius Hotels RT *                  11,100       $222,983
                                                                    Gedeon Richter RT                     11,150        895,950
Astra Argentina De                     305,870     $  492,522       Graboplast RT                          4,700        118,879
Banco Frances Del Rio                   74,634        564,315       Magyar Olaj Es Gazipare               70,300      1,893,668
Banco Galicia                          124,632        560,925       Matav RT                             477,000      2,765,785
Dalmine Siderar SA                       1,979          7,521       Otp Bank RT                           24,900      1,222,093
Dalmine Siderca SA                     313,537        533,090       Pick Szeged RT                         5,650        329,925
                                                                                                                     ----------
Inversiones Y Representaciones GDR       8,025        233,728                                                         7,449,283
                                                                                                                     ----------
Molinos Rio De La Plata                 54,993        120,453       INDIA - 2.33%
Perez Compancia ADR                    121,243      1,215,000
Renault Argentina SA                    39,560         78,736       Bajai Auto GDR                        19,395        262,802
Telefonica De Argentina ADR             56,853      1,844,169       BSES Ltd GDR *                         7,100         73,308
YPF Sociedad Anonima ADR                81,400      2,447,088       Eih Ltd GDR                           14,200         75,686
                                                   ----------
                                                    8,097,547       Gujarat Ambuja GDR                    18,200         86,086
                                                   ----------
BRAZIL - 9.30%                                                      Hindalco Industries GDR *             14,800        207,200
                                                                    Indian Hotels Co Ltd GDR              18,970        149,484
Aracruz Celulose SA ADR                  9,400        107,513       Indian Rayon & Industries GDR         22,800         71,820
Aracruz Celulose SA PNB                138,600        155,798       Larsen & Tourbro Ltd                  27,300        247,884
Banco Bradesco SA                   79,072,207        659,790       State Bank of India GDR               19,800        234,630
Banco Itau SA PN                     1,300,300        742,065       Steel Authority of India GDR          18,400         45,723
Centrais Eletrobras                 55,924,000      1,682,796       Tata Engineering & Loco Co GDR *      40,920        119,896
Cia Cervejaria Brahma                  545,600        339,673       The India Public Sector Fund Ltd ~    63,000        504,000
Cia Energetica Minas Ger            16,692,782        519,620       Videsh Sanchar Nigam Ltd *            39,400        421,580
                                                                                                                     ----------
Cia Paulista De Forca E              2,333,333        238,095                                                         2,500,099
                                                                                                                     ----------
Cia Siderurgica Nacional            15,472,600        387,718       ISRAEL - 9.55%
Cia Souza Cruz Ind Com                  39,900        296,706
Cia Vale Do Rio Doce *                  34,380        683,735       Agis Industries Ltd *                 52,800        356,509
Gerasul *                               55,924         80,755       Bank Hapoalim Bm *                   441,800      1,335,161
Petrol Brasileiros                   3,853,800        716,444       Bank Leumi Le *                      335,000        667,638
Telebras ADR                            19,100      2,085,480       Bezek Hapoalim Bm                    208,200        664,911
Telecommunicacues Brasileiras ADR    9,557,400        760,295       Blue Square Chain Stores *            39,200        482,402
Usinas Siderurgicas Mina                68,159        347,720       ECI Telecommunications ORD            27,800      1,052,925
White Martins SA                       170,467        157,717       Elite Industries *                    22,980        750,786
                                                   ----------
                                                    9,961,920       Formula Systems *                     22,700        793,553
                                                   ----------
CHILE - 7.59%                                                       ICL Israel Chemical                  458,000        584,822
                                                                    Industrial Buildings                 471,500        789,481
Banco Santander ADR                     78,075      1,005,215       Koor Industries                        9,100      1,050,491
Compania Cervecerias Unidas ADR         21,000        443,625       Super-Sol                            233,400        768,267
Compania De Telefono Chili ADR          85,506      1,736,841       Teva Pharmaceutical ADR               25,970        931,907
                                                                                                                     ----------
Empresa ADR                             81,575      1,162,444                                                        10,228,853
                                                                                                                     ----------
Enersis ADR                             66,685      1,629,614       KAZAKHSTAN - 1.09%
Gener SA ADR                            44,874        818,951
Madeco SA ADR                           32,385        285,393       Central Asia Regional Growth Fund *  155,596      1,166,972
                                                                                                                     ----------
Maderas Y Sinteticos Sociedad ADR       56,475        458,859                                                         1,166,972
                                                                                                                     ----------
Sociedad Quimica Y Minera Chile ADR     17,690        592,615       MEXICO - 9.37%
                                                   ----------
                                                    8,133,557
                                                   ----------
GREECE - 2.21%                                                      Cemex SA                             112,197        422,240
                                                                    Cifra V                              576,063        867,178
Alpha Credit Bank                        4,000        323,815       Controladora Coml Mexica             273,004        227,097
Alpha Credit Bank Rights                 4,000          7,089       Desc SA 'B'                           50,500        257,906
Ergo Bank SA                             2,200        187,774       Desc SA 'C'                              501          2,458
Hellenic Bottling Co SA                 11,000        339,372       Empresas Ica Sociedad *              125,784        201,692
Hellenic Telecommun Org                 35,555        910,230       Empresas Moderna SA *                 88,700        516,296
National Bank of Greece                  3,120        399,267       Fomento Economico Mexica              11,884        374,346
Titan Cement Co                          3,000        195,994       Grupo Bimbo 'A'                      164,800        334,451
                                                   ----------
                                                    2,363,541
                                                   ----------

See Notes to Financial Statements              See explantion of symbols on A-66

PACIFIC SELECT FUND
EMERGING MARKETS PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------      ------------------------------------------------------------
                                                   MARKET                                                            MARKET
                                     SHARES          VALUE                                              SHARES         VALUE
                                     ------         ------                                              ------        ------
Grupo Carso SA De Cv                   129,400       $545,419       RUSSIA - 1.60%
Grupo Financiero Banamex *             274,979        453,801
Grupo Industrial Alfa                  133,600        555,674       Gazprom ADR                            9,500       $105,260
Grupo Mexico SA                        162,150        445,696       Lukoil Holding ADR                    13,750        460,625
Grupo Modelo SA De Cv                  120,382      1,024,213       Mosenergo ADR                         41,850        209,250
Grupo Televisa                          12,450        468,431       Rostelecom ADR                        13,300        177,888
Industrias Penoles SA                   87,750        278,867       Surgutneftegaz ADR                    34,500        139,835
Kimberly Clark De Mexico               125,880        445,661       Tatneft ADR                           21,500        166,625
Telefonos De Mexico ADR                 50,000      2,403,125       Unified Energy *                      33,900        453,582
                                                                                                                   -------------
Tubos De Acero De Mexico                 8,361        107,216                                                         1,713,065
                                                                                                                   -------------
Tv Azteca SA ADR                        10,600        114,613       SOUTH AFRICA - 4.67%
                                                 -------------
                                                   10,046,380
                                                 -------------
PERU - 4.56%                                                        Absa Group Ltd ADR * ~                20,584        247,008
                                                                    Absa Group Ltd                        34,260        210,394
Banco Wiese ADR                         57,250        196,797       Anglo American Platinum               10,100        108,124
Cementos Lima SA                        80,555        151,161       Barlow Ltd                            58,548        303,672
Creditcorp ADR                          54,777        804,543       De Beers Centenary                    32,540        562,766
Enrique Ferreyros                      105,420        142,430       Driefontein                           48,000        244,582
Luz Del Sur                            238,500        176,576       Firstrand Ltd                         79,000        119,320
Minas Buenaventura 'A'                  14,024         93,780       Liberty Life Association of Africa    26,738        513,015
Minas Buenaventura 'B'                  13,531         88,868       Metro Cash                           205,595        128,646
Minsur SA                               55,173        109,179       Nasionale Pers                        55,850        361,519
Southern Peru Copper                    13,623         48,339       Nedcor * ~                            26,387        554,127
Telefonica De Peru 'B'               1,279,658      2,641,396       Rembrandt Group                       75,017        460,685
Union De Cervecerias Peru              854,995        437,561       Sasol Ltd                             45,100        257,126
                                                 -------------
                                                    4,890,630       Smith CG Ltd                         109,742        296,895
                                                 -------------
POLAND - 4.06%                                                      South African Breweries               25,202        510,314
                                                                    Woolworth GDR *                       15,100        120,800
                                                                                                                   -------------
Amica Wronki *                          16,500        163,722                                                         4,998,993
                                                                                                                   -------------
Argos Holding                            7,900        115,543       TAIWAN - 0.02%
Bank Przemyslowo Handlow                 3,080        220,820
Bank Rozwoju Eksportu                   19,600        531,173       President Enterprise GDS * ~           2,880         25,920
                                                                                                                   -------------
Bank Rozwoju Eksportu Right *           19,600          5,622                                                            25,920
                                                                                                                   -------------
Bank Slaski SA                          10,340        693,880       TURKEY - 11.09%
Big Bank Gdanski SA                    377,200        503,005
Debica *                                 6,750        135,503       Adana Cimento                     10,662,280        396,293
Elektrim *                             101,090      1,232,098       Akbank                            15,433,156        498,292
Polifarb                                62,089        160,253       Akbank Bonus Shares                4,873,628        157,355
Stomil Olsztyn SA *                     26,300        179,507       Arcelik                           26,196,500      1,229,374
Wielkopolski Bank                       53,500        414,253       Aygaz AS                           2,154,000        323,472
                                                 -------------
                                                    4,355,379       Bagfas Bandirma Gubre              4,240,000        652,651
                                                 -------------
PORTUGAL - 5.45%                                                    Brisa Bridgestone Sabanc          11,003,000        526,687
                                                                    Ege Biracilik Ve Malt              5,635,000        666,401
Banco Commercial Portugal               15,570        441,216       Eregli Demir Ve Celik FA           5,942,000        925,788
Banco Espirito Santo *                  17,288        518,108       Ford Otomotive Sanayii 'A'           671,000        358,978
BPI                                     15,600        502,413       Migros Turk Tas                      715,313        698,233
Brisa Auto-Estradas De Portugal          4,500        192,069       Netas Telekomunik *                  755,000        201,250
Cimpor Cimentos De Portugal             14,002        490,966       Sabanci Holding                    9,458,000        585,888
Electricidade De Portugal               37,800        876,942       Turk Sise Ve Cam Fabrika          11,120,340        367,394
Investec                                 6,250        286,989       Turkiye Garanti Bankasi *         25,050,000      1,152,059
Jeronimo Martins                         7,395        354,548       Turkiye Is Bankasi 'C'            46,632,500      1,882,037
Mundial Confianca *                     17,700        469,539       Yapi Ve Kredi Bank                49,399,543      1,261,139
                                                                                                                   -------------
Portugal Telecom                        24,319      1,286,309                                                        11,883,291
                                                                                                                   -------------
Sonae Industria E Investmentos           7,717        420,643
                                                 -------------
                                                    5,839,742
                                                 -------------

See Notes to Financial Statements           See explanation of symbols on A-66

PACIFIC SELECT FUND
EMERGING MARKETS PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------      ------------------------------------------------------------
                                                    MARKET          NOTES TO SCHEDULE OF INVESTMENTS
                                                                    --------------------------------
                                     SHARES         VALUE
                                     ------         -----
                                                                    (a) At June 30, 1998, the net unrealized appreciation
Venezuela - 3.17%                                                   (depreciation) of investments based on cost of investments for federal income tax purposes was as follows:
Banco Provincial                       387,376   $    462,329
Cia Anonima Telefono De Venezuela       55,950      1,398,750       Tax cost basis                                 $122,272,436
                                                                                                                   ============
Corp Venezolana De Cemen               405,300        403,101
Electricidad De Caracas              1,840,748        831,333       Aggregate gross unrealized appreciation for all
Mavesa SA ADR                           42,250        134,672       investments in which there was an excess of
Siderurgica Venezolana               1,863,283        163,416       value over tax cost                            $  8,186,900
                                                 ------------
                                                    3,393,601       Aggregate gross unrealized depreciation for all
                                                 ------------
                                                                    investments in which there was an excess of tax
                                                                    cost over value                                 (23,303,496)
                                                                                                                   ------------
Total Common Stocks (Cost $112,165,369)            97,048,773
                                                 ------------
                                                                    Net unrealized depreciation                    $(15,116,596)
                                                                                                                   ============
Total Investments in Securities
    (Cost $112,165,369)                            97,048,773       --------------------------------------------------------------
                                                 ------------
                                                                        EXPLANATION OF SYMBOLS FOR SCHEDULES OF INVESTMENTS
                                                                        ---------------------------------------------------

                                     PRINCIPAL                        ~  Securities purchased in a private placement transaction;
                                     AMOUNT         VALUE                resale to the public may require registration.
                                     ---------      -----
                                                                      #  Forward buy contract.
SHORT-TERM INVESTMENT - 9.43%                                         +  Securities are valued under procedures established by
                                                                         the Board of Trustees.
Chase Bank London                                                     *  Non-income producing securities.
    6.000% due 07/01/98            $10,107,067     10,107,067         ** Securities have been fully/partially segregated with the
                                                 ------------
                                                                         custodian to cover margin requirements for open futures
Total Short-Term Investment                                              contracts as of June 30, 1998.
    (Cost $10,107,067)                             10,107,067         "  Pass-through security backed by a pool of mortgages or
                                                 ------------
                                                                         other loans on which principal payments are periodically
                                                                         made.  Therefore, the effective maturity is shorter than
TOTAL EMERGING MARKETS PORTFOLIO                                         the stated maturity.
    (COST $122,272,436)                          $107,155,840
                                                 ============       -------------------------------------------------------------

See Notes to Financial Statements            See explanation of symbols on A-66

                              PACIFIC SELECT FUND
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)


1. ORGANIZATION

   The Pacific Select Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company, organized as a Massachusetts business trust on May 4, 1987. The Fund currently consists of fourteen separate portfolios (the "Portfolios"): the Money Market Portfolio, the High Yield Bond Portfolio, the Managed Bond Portfolio, the Government Securities Portfolio, the Growth Portfolio, the Aggressive Equity Portfolio, the Growth LT Portfolio, the Equity Income Portfolio, the Multi-Strategy Portfolio, the Equity Portfolio, the Bond and Income Portfolio, the Equity Index Portfolio, the International Portfolio, and the Emerging Markets Portfolio. The assets of each Portfolio are segregated and a shareholder's interest is limited to the Portfolio in which shares are owned. The investment objective of each Portfolio is summarized in the following table:

-----------------------------------------------------------------------
Money Market             Current income consistent with preservation
                         of capital
-----------------------------------------------------------------------
High Yield Bond          High level of current income
-----------------------------------------------------------------------
Managed Bond             Maximize total return consistent with prudent
                         investment management
-----------------------------------------------------------------------
Government               Maximize total return consistent with prudent
Securities               investment management
-----------------------------------------------------------------------
Growth                   Growth of capital
-----------------------------------------------------------------------
Aggressive Equity        Capital appreciation
-----------------------------------------------------------------------
Growth LT                Long-term growth of capital consistent with
                         the preservation of capital
-----------------------------------------------------------------------
Equity Income            Long-term growth of capital and income
-----------------------------------------------------------------------
Multi-Strategy           High total return
-----------------------------------------------------------------------
Equity                   Capital appreciation
-----------------------------------------------------------------------
Bond and Income          Provide total return and income consistent
                         with prudent investment management
-----------------------------------------------------------------------
Equity Index             Provide investment results that correspond to
                         the total return performance of common
                         stocks publicly traded in the U.S.
-----------------------------------------------------------------------
International            Long-term capital appreciation
-----------------------------------------------------------------------
Emerging Markets         Long-term growth of capital
-----------------------------------------------------------------------

   At June 30, 1998, shares of the Fund were offered only to Pacific Select, Pacific Select Exec, Pacific COLI, Pacific Select Variable Annuity, Separate Account A and Pacific Corinthian Variable Separate Accounts of Pacific Life Insurance Company (formerly named Pacific Mutual Life Insurance Company).

   Pursuant to consent received from the Insurance Department of the State of California, Pacific Mutual Life Insurance Company ("Pacific Mutual") implemented a plan of conversion to form a mutual holding company structure (the "Conversion") on September 1, 1997. The Conversion created Pacific LifeCorp, an intermediate stock holding company and Pacific Mutual Holding Company ("PMHC"), a mutual holding company. Pacific Mutual was converted to a stock life insurance company and renamed Pacific Life Insurance Company ("Pacific Life"). Under their respective charters, PMHC must always own at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. PMHC's members, as defined in the PMHC Bylaws, have certain membership interests in PMHC, consisting principally of the right to vote on the election of the Board of Directors of PMHC and on other matters, and certain rights upon liquidation or dissolution of PMHC.

   The Fund commenced operations on January 4, 1988. All Portfolios began operations at that date, except the Equity Index Portfolio which commenced operations on January 30, 1991, the Growth LT Portfolio which commenced operations on January 4, 1994, the Aggressive Equity Portfolio and the Emerging Markets Portfolio which commenced operations on April 1, 1996, and the Equity Portfolio and the Bond and Income Portfolio which commenced operations on January 19, 1984 as series of the Pacific Corinthian Variable Fund ("PCVF").

   On September 30, 1997, Pacific Corinthian Life Insurance Company ("PCL") completed the rehabilitation of the business of First Capital Life Insurance Company ("FCL") pursuant to a five-year rehabilitation plan approved by the California Superior Court and the California Department of Insurance (the "Rehabilitation Plan"). Under the terms of the Rehabilitation Plan, FCL's insurance policies in force, primarily individual annuities and universal life insurance, were restructured and assumed by PCL on December 31, 1992, pursuant to an assumption reinsurance agreement and asset purchase agreement. On October 30, 1997, PCL was merged into Pacific Life, with Pacific Life as the surviving entity.

2. SIGNIFICANT ACCOUNTING POLICIES

   The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make

                              PACIFIC SELECT FUND
                   NOTES TO FINANCIAL STATEMENTS(CONTINUED)
                                  (UNAUDITED)


estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   A.  Security Trading and Valuation

   The net asset value per share is calculated separately for each Portfolio. The net asset value per share is determined by dividing the value of each Portfolio's net assets by the number of outstanding shares of the Portfolio. Portfolio securities are valued and the net asset value per share is determined at or about 4:00 p.m. New York City time on each day the New York Stock Exchange is open.

   Portfolio securities for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales price, or, if no sales are reported, the mean between the representative bid and asked quotations obtained from a quotation reporting system or from established market makers. In other cases, securities are valued at their fair value as determined in good faith pursuant to procedures established by the Board of Trustees of the Fund (such valuation methods were used for approximately 7% and 10% of the Managed Bond and Government Securities Portfolios' investments, respectively, as of June 30, 1998). Money market instruments are valued at amortized cost which approximates market value.

   B.  Foreign Currency Translation

   Foreign securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions. Pursuant to U.S. Federal income tax regulations, the Fund computes the effect of changes in foreign exchange rates from the fluctuations arising from changes in market prices on the sale of foreign currency denominated debt obligations. This foreign exchange component of the net gains or losses realized on the sales and maturities of such debt obligations is treated as ordinary income or loss for Federal income tax purposes.

   The Fund isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on foreign currency transactions.

   Reported net realized foreign exchange gains and losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the period-end, resulting from changes in the exchange rate.

   C.  Income Taxes

   The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

   D.  Foreign Taxes on Dividends

   Dividend income in the statements of operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: Growth Portfolio - $3,899; Growth LT Portfolio - $96,338; Equity Income Portfolio - $50,170; Multi-Strategy Portfolio - $12,272; Equity Portfolio - $18,223; Equity Index Portfolio - $55,185; International Portfolio - $1,495,387; Emerging Markets Portfolio - $129,539.

   E.  Securities Gains or Losses and Investment Income

   Gains or losses on the sale of Portfolio securities are determined on an identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is accrued daily.

   F.  Allocation of General Expenses

   General expenses of the Fund (including trustees, legal and audit fees, and proxy and shareholder meeting costs) are allocated among the Portfolios in proportion to their relative average daily net assets. Expenses which relate exclusively to a particular Portfolio (including advisory fees, registration fees, brokerage commissions, interest expenses and certain taxes) are borne directly by the particular Portfolio.

                              PACIFIC SELECT FUND
                   NOTES TO FINANCIAL STATEMENTS(CONTINUED)
                                  (UNAUDITED)


   G.  Organization Costs

   Organization costs of $3,952 for the Growth LT Portfolio and $23,410 for the Aggressive Equity Portfolio and the Emerging Markets Portfolio are currently being amortized over five years at the rates of 10%, 15%, and 25% in years one, two, and three through five, respectively.

   H.  Equalization

   The Fund follows the accounting practice known as equalization, by which a portion of the proceeds from sales and costs of repurchases of Fund shares, equivalent on a per share basis to the amount of distributable investment income on the date of the transaction, is credited or charged to undistributed income. As a result, undistributed investment income per share is unaffected by sales or redemptions of Fund shares.

3. DERIVATIVE FINANCIAL INSTRUMENTS

   A.  Interest Rate and Stock Index Futures Contracts

   An interest rate contract is an agreement between two parties to buy and sell a specified quantity of a financial instrument at a specified price at a future date. A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin receivables or payables represent the difference between the unrealized appreciation (depreciation) on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from the closing transaction and the Fund's cost of the contract. Interest rate futures contracts are used as non-leveraged substitutes for the underlying physical securities. Stock index futures are entered into for the purposes of maintaining a correlation with the Standard & Poor's Composite 500 Index. These investments involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement the Portfolios have in the particular classes of instruments. Risks associated with the use of the stock index futures contracts include an imperfect correlation between the movement in the index and the movement in the market values of the securities held in that market. Risks may also arise if there is an illiquid secondary market for the instruments, or the inability of counterparties to perform.

   B.  Options on Futures Contracts

   The Managed Bond and Government Securities Portfolios wrote options on interest rate futures contracts during the period ended June 30, 1998. When the fund writes (sells) an option, an amount equal to the premium received is recorded as an asset with an equal liability which is marked-to-market based on the option's quoted daily settlement price. Any fluctuation in the value of such an instrument is recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized. The purposes of using options on futures contracts include hedging exposure to rising interest rates while retaining capital gain potential from falling rates and capitalizing on anticipated changes in market volatility. These investments involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the statements of assets and liabilities. Risks may include an imperfect correlation between the changes in the market values of the securities held by the Fund and the prices of futures options, an illiquid secondary market for the instruments, or the inability of counterparties to perform.

   C.  Forward Foreign Currency Contracts

   Forward foreign currency contracts may be used for the purpose of hedging against foreign exchange risk arising from the Fund's investment in foreign securities. These contracts are "marked-to-market" daily at the applicable translation rates and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

                              PACIFIC SELECT FUND
                   NOTES TO FINANCIAL STATEMENTS(CONTINUED)
                                  (UNAUDITED)


4. INVESTMENT ADVISORY, AGENCY, AND DISTRIBUTION AGREEMENTS

   Pursuant to an Investment Advisory Agreement, Pacific Life serves as Investment Adviser to the Fund, and receives from the Fund the following advisory fees: for the Money Market Portfolio, an annual rate of .40% of the first $250 million of the average daily net assets of the Portfolio, .35% of the next $250 million of the average daily net assets of the Portfolio, and .30% of the average daily net assets of the Portfolio in excess of $500 million; for the High Yield Bond, Managed Bond, Government Securities, and Bond and Income Portfolios, an annual rate of .60% of average daily net assets of each of the Portfolios; for the Growth, Equity Income, Multi-Strategy and Equity Portfolios, an annual rate of .65% of average daily net assets of each of the Portfolios; for the Aggressive Equity Portfolio, an annual rate of .80% of the average daily net assets of the Portfolio; for the Growth LT Portfolio, an annual rate of .75% of the average daily net assets of the Portfolio; for the Equity Index Portfolio, an annual rate of .25% of the first $100 million of the average daily net assets of the Portfolio, .20% of the next $100 million of the average daily net assets of the Portfolio, and .15% of the average daily net assets of the Portfolio in excess of $200 million; for the International Portfolio, an annual rate of .85% of the average daily net assets of the Portfolio; and for the Emerging Markets Portfolio, an annual rate of 1.10% of the average daily net assets of the Portfolio. The fees are accrued daily.

   The Fund and Pacific Life also entered into an Agreement for Support Services effective October 1, 1995, pursuant to which Pacific Life provides support services that are outside the scope of Pacific Life's responsibilities under the Advisory Contract. Under the Agreement, the Fund compensates Pacific Life for its expenses in providing support services to the Fund in connection with various matters including the expense of registering and qualifying the Fund on State and Federal levels, providing legal and accounting services, maintaining the Fund's legal existence, shareholders' meetings and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to existing shareholders. Pacific Life provides these support services to the Fund on a cost reimbursement basis.

   Pursuant to Portfolio Management Agreements, the Fund and Pacific Life employ portfolio managers for twelve of the fourteen Portfolios of the Fund. The costs of such services are borne by Pacific Life as Investment Adviser to the Fund.

   Pursuant to an Agency Agreement, Pacific Life serves as transfer agent and dividend disbursing agent for the Fund, without remuneration from the Fund.

   Pacific Mutual Distributors, Inc., a wholly-owned subsidiary of Pacific Life, serves as distributor of the Fund's shares without remuneration from the Fund.

5. CUSTODIAN AND RECORDKEEPING AGENT

   Custodial and recordkeeping service costs are accrued under the Custody Agreement on a daily basis by the Fund on a per transaction and net asset basis for each Portfolio.

6. DISTRIBUTIONS TO SHAREHOLDERS

   The Fund currently declares and pays dividends on net investment income monthly for all the Portfolios, except the International Portfolio and the Emerging Markets Portfolio, for which dividends are declared and paid at least annually. All realized capital gains are distributed at least annually for all Portfolios. Distributions to shareholders are recorded on the ex-dividend date. All dividends are reinvested in additional shares of the related Portfolios unless a shareholder elects to receive a dividend in cash.

   The Fund declared and paid sufficient dividends on net investment income and capital gains distributions during 1997 to qualify as a regulated investment company, and is not required to pay the Federal excise tax under Regulation M of the Internal Revenue Code. The Fund also intends to declare and distribute sufficient dividends during 1998 to avoid Federal income and capital gains taxes, pursuant to the Code.

   Dividends on net investment income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, wash sales, futures and options. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in capital.

7. TRANSACTIONS WITH AFFILIATES

   The Fund has incurred $19,588,008 of investment advisory fees and $114,560 of support services expenses to Pacific Life for the period ended June 30, 1998 (Note 4). As of June 30, 1998, $3,522,667 and $20,772 respectively, remained payable.

                              PACIFIC SELECT FUND
                   NOTES TO FINANCIAL STATEMENTS(CONTINUED)
                                  (UNAUDITED)


   Pacific Life has voluntarily undertaken to waive its fees or otherwise reimburse the Fund for its operating expenses, exclusive of advisory fees, additional custodial charges associated with holding foreign securities, foreign tax on dividends, interest, or gains, and extraordinary expenses, in excess of
 .25% of average daily net assets, through December 31, 1999. For the period ended June 30, 1998, the operating expenses for each of the Portfolios were below the .25% expense cap.

   Certain officers and directors of Pacific Life are also officers and trustees of the Fund.

8. PURCHASES AND SALES OF SECURITIES

   Purchases and sales of securities (excluding short-term investments and the Money Market Portfolio since it trades exclusively in short-term debt securities) for the period ended June 30, 1998 are summarized in the following table:

          ---------------------------------------------------------------------------------------------------------
                                              U.S. Government Securities                  Other Securities
                                              --------------------------                  ----------------
                                              Purchases            Sales              Purchases           Sales
                                              ---------            -----              ---------           -----
          High Yield Bond Portfolio         $  5,065,625                             $ 220,317,093     $150,573,409
          Managed Bond Portfolio             786,342,890        $650,839,736           175,776,998       86,917,569
          Government Securities Portfolio    222,351,577         174,617,260            35,921,131       10,490,670
          Growth Portfolio                                                              66,845,540       49,101,834
          Aggressive Equity Portfolio                                                  226,955,838      191,773,351
          Growth LT Portfolio                                                          597,876,964      526,780,233
          Equity Income Portfolio                                                      479,638,799      355,624,952
          Multi-Strategy Portfolio           124,395,286         113,553,956           199,398,855      135,044,658
          Equity Portfolio                                                             392,208,297      344,535,654
          Bond and Income Portfolio          105,921,604          86,344,297            86,114,217       81,235,940
          Equity Index Portfolio                                                       204,336,007       12,180,468
          International Portfolio                                                      271,278,269      173,921,755
          Emerging Markets Portfolio                                                    38,616,100       13,570,036
          ---------------------------------------------------------------------------------------------------------

                              PACIFIC SELECT FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  (UNAUDITED)


9.   SHARES OF BENEFICIAL INTEREST

     Transactions in Fund shares for the period ended June 30, 1998 and the year ended December 31, 1997 were as follows:

                               MONEY MARKET PORTFOLIO          HIGH YIELD BOND PORTFOLIO          MANAGED BOND PORTFOLIO
                                1998          1997                1998          1997               1998           1997
                            ----------------------------      ---------------------------      -----------------------------
     Beginning Balances        44,902,429    32,078,144          31,189,867   18,585,912          42,072,937     24,216,721
     Shares sold               46,659,711    69,266,087           7,507,422   16,492,058          11,615,594     18,496,718
     Distributions reinvested   1,170,370     2,055,630           1,721,714    2,132,659           1,933,414      1,899,678
     Shares redeemed          (43,317,572)  (58,497,432)         (2,865,613)  (6,020,762)           (953,635)    (2,540,180)
                            ----------------------------      ---------------------------      -----------------------------
     Ending Balances           49,414,938    44,902,429          37,553,390   31,189,867          54,668,310     42,072,937
                            ----------------------------      ---------------------------      -----------------------------

                             GOVERNMENT SECURITIES PORTFOLIO       GROWTH PORTFOLIO             AGGRESSIVE EQUITY PORTFOLIO
                                1998          1997                1998          1997               1998           1997
                            ----------------------------      ---------------------------      -----------------------------
     Beginning Balances        12,051,232     9,394,471          10,020,064    7,800,722          10,976,802      4,626,146
     Shares sold                2,249,296     4,335,056           2,313,022    2,932,756           4,468,418     10,100,063
     Distributions reinvested     577,211       554,504           1,065,801    1,063,998
     Shares redeemed           (1,853,471)   (2,232,799)         (1,625,501)  (1,777,412)         (1,764,490)    (3,749,407)
                            ----------------------------      ---------------------------      -----------------------------
     Ending Balances           13,024,268    12,051,232          11,773,386   10,020,064          13,680,730     10,976,802
                            ----------------------------      ---------------------------      -----------------------------

                                GROWTH LT PORTFOLIO             EQUITY INCOME PORTFOLIO          MULTI-STRATEGY PORTFOLIO
                                1998          1997                1998          1997               1998           1997
                            ----------------------------      ---------------------------      -----------------------------
     Beginning Balances        39,129,648    26,561,383          32,938,927   20,994,540          22,687,601     15,296,734
     Shares sold                5,704,163    14,040,035           6,248,971   12,098,809           4,892,730      7,072,785
     Distributions reinvested   1,902,343     1,725,463           4,520,293    1,821,638           2,234,244      1,534,626
     Shares redeemed           (2,379,241)   (3,197,233)         (1,240,141)  (1,976,060)           (972,129)    (1,216,544)
                            ----------------------------      ---------------------------      -----------------------------
     Ending Balances           44,356,913    39,129,648          42,468,050   32,938,927          28,842,446     22,687,601
                            ----------------------------      ---------------------------      -----------------------------

                                  EQUITY PORTFOLIO             BOND AND INCOME PORTFOLIO          EQUITY INDEX PORTFOLIO
                                1998          1997                1998          1997               1998           1997
                            ----------------------------      ---------------------------      -----------------------------
     Beginning Balances        13,315,239     9,869,194           8,674,393    6,789,034          33,994,421     19,267,562
     Shares sold                2,373,091     5,203,027           2,987,234    2,986,511           8,495,179     17,509,062
     Distributions reinvested     841,844       474,172             327,676      603,053             539,763      1,316,528
     Shares redeemed           (1,337,607)   (2,231,154)           (879,697)  (1,704,205)         (1,869,202)    (4,098,731)
                            ----------------------------      ---------------------------      -----------------------------
     Ending Balances           15,192,567    13,315,239          11,109,606    8,674,393          41,160,161     33,994,421
                            ----------------------------      ---------------------------      -----------------------------

                              INTERNATIONAL PORTFOLIO          EMERGING MARKETS PORTFOLIO
                                1998          1997                1998          1997
                            ----------------------------      ---------------------------
     Beginning Balances        47,142,608    29,479,456          10,502,506    4,554,623
     Shares sold               17,905,147    24,443,338           3,024,216   11,872,367
     Distributions reinvested   4,036,241     1,503,506              17,791       51,232
     Shares redeemed          (12,150,006)   (8,283,692)           (640,472)  (5,975,716)
                            ----------------------------      ---------------------------
     Ending Balances           56,933,990    47,142,608          12,904,041   10,502,506
                            ----------------------------      ---------------------------

                           ________________________

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

In accordance with Rule 30d-1 under the Investment Company Act of 1940, the Pacific Select Fund (the "Fund") is required to furnish certain information regarding any matters submitted to a vote of the Fund's shareholders. Shareholders of record on March 3, 1998 were notified that a Special Meeting of Shareholders of the Aggressive Equity Portfolio, the Equity Portfolio, and the Bond and Income Portfolio (the "Meeting") would be held at the offices of the Fund on April 15, 1998. 100% of the outstanding shares of each Portfolio were voted. A brief description of the matters voted upon as well as the voting results of the aforementioned Meeting are outlined in the table below:

                                                                                                                Total
                                                                                                              Outstanding
               Proposal                        Votes For           Votes Against           Abstentions          Shares
               --------                        ---------           -------------           -----------          ------

                                           Number     Percent*    Number    Percent*     Number     Percent*
                                           ------     --------    ------    --------     ------     --------

Approval of Portfolio Management        10,692,102       88.6%    233,001       1.9%     1,141,361      9.5%    12,066,464
Agreement with Alliance Capital
Management L.P. ("Alliance Capital")
for the Aggressive Equity Portfolio
under which Alliance Capital would
commence serving as manager of the
Aggressive Equity Portfolio on May
1, 1998.
                                                                                                                Total
                                                                                                              Outstanding
               Proposal                        Votes For           Votes Against           Abstentions          Shares
               --------                        ---------           -------------           -----------          ------

                                           Number     Percent*    Number    Percent*     Number     Percent*
                                           ------     --------    ------    --------     ------     --------

Approval of Portfolio Management        12,490,579       91.9%    193,285       1.4%       913,643      6.7%    13,597,507
Agreement with Goldman Sachs Asset
Management ("Goldman Sachs") for the
Equity Portfolio under which Goldman
Sachs would commence serving as
Portfolio Manager of the Equity
Portfolio on May 1, 1998.
                                                                                                                Total
                                                                                                              Outstanding
               Proposal                        Votes For           Votes Against           Abstentions          Shares
               --------                        ---------           -------------           -----------          ------

                                           Number     Percent*    Number    Percent*     Number     Percent*
                                           ------     --------    ------    --------     ------     --------

Approval of Portfolio Management         8,331,023       91.5%    150,887       1.7%       618,527      6.8%     9,100,437
Agreement with Goldman Sachs Asset
Management ("Goldman Sachs") for the
Bond and Income Portfolio under
which Goldman Sachs would commence
serving as Portfolio Manager of the
Bond and Income Portfolio on May 1,
1998.
                                                                                                                Total
                                                                                                              Outstanding
               Proposal                        Votes For           Votes Against           Abstentions          Shares
               --------                        ---------           -------------           -----------          ------

                                           Number     Percent*    Number    Percent*     Number     Percent*
                                           ------     --------    ------    --------     ------     --------

Approval of amendment to the Bond and    8,233,183       90.5%    173,287       1.9%       693,967      7.6%     9,100,437
Income Portfolio's investment
objective.



* Based on total shares outstanding

SEMI-ANNUAL REPORT
AS OF JUNE 30, 1998

 . PACIFIC SELECT FUND

      ACCOUNTANTS
 Deloitte & Touche LLP
 695 Town Center Drive
      Suite 1200
Costa Mesa, California
         92626

        COUNSEL
Dechert Price & Rhoads
 1775 Eye Street, N.W.
   Washington, D.C.
      20006-2401



Form No. 15-20803-01
    357-8A

                                                        -----------------
                                                            BULK RATE
  Pacific Life Insurance Company                          U.S. POSTAGE
  700 Newport Center Drive                                    PAID
  P.O. Box 7500
  Newport Beach, CA 92658-7500                            PACIFIC LIFE

  ADDRESS SERVICE REQUESTED                                   92799
                                                        -----------------